Exhibit 10.1

EXECUTION VERSION

INVESTMENT AGREEMENT

by and among

SPLUNK INC.,

Silver Lake Alpine, L.P.

Silver Lake Alpine (Offshore Master), L.P.

and

Silver Lake Partners VI, L.P.

Dated as of June 22, 2021

i

ii

INVESTMENT AGREEMENT

This INVESTMENT AGREEMENT (this “Agreement”), dated as of June 22, 2021 is by and among Splunk Inc., a Delaware corporation (together with any successor or assign pursuant to Section 6.07, the “Company”) and the several Purchasers listed on Schedule I hereto (together with their successors and any respective Affiliates thereof that become a Purchaser party hereto in accordance with Section 6.07 and, if applicable, Section 4.02, each a “Purchaser” and, collectively, the “Purchasers”). Capitalized terms not otherwise defined where used shall have the meanings ascribed thereto in Article I.

WHEREAS, each Purchaser desires to purchase from the Company, and the Company desires to issue and sell to such Purchaser, severally and not jointly, the respective principal amount of the Company’s 0.75% Convertible Senior Notes due 2026 in the form attached hereto as Exhibit A (referred to herein as the “Note” or the “Notes”) set forth opposite such Purchaser’s name in Schedule I hereto, to be issued in accordance with the terms and conditions of the indenture in the form attached hereto as Exhibit B (the “Indenture”), on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Company and each Purchaser desire to enter into certain agreements set forth herein; and

WHEREAS, prior to the execution hereof, the Board of Directors (as defined below) approved and authorized the execution and delivery of this Agreement (including Section 4.07(m) hereof) and the other Transaction Agreements (as defined below) and the consummation of the transactions contemplated hereby and thereby.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Article I.

DEFINITIONS

Section 1.01                    Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Action” shall have the meaning set forth in Section 4.15(a).

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly controls or is controlled by or is under common control with such Person. Notwithstanding the foregoing, with respect to each Purchaser (i) the Company and the Company’s Subsidiaries shall not be considered Affiliates of such Purchaser or any of such Purchaser’s Affiliates and (ii) for purposes of the definitions of “Beneficially Own”, “Registrable Securities”, “SLG”, “Standstill Period” and “Third Party” and Sections 3.02(d), 3.02(f), 4.02, 4.03, 4.06, 4.07 and 4.08, no portfolio company of such Purchaser or its Affiliates shall be deemed an Affiliate of such Purchaser and its other Affiliates so long as such portfolio company has not been directed, encouraged, instructed, assisted or advised by, or coordinated with, such Purchaser or any of its Affiliates or any SLG Affiliated Director in carrying out any act prohibited by this Agreement or the subject matter of Section 4.03. As used in this definition, “control” (including its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Agreement” shall have the meaning set forth in the preamble hereto.

“Anti-Corruption Laws” shall have the meaning set forth in Section 3.01(l)(i).

“Anti-Money Laundering Laws” shall have the meaning set forth in Section 3.01(l)(i).

“Associate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act; provided that with respect to each Purchaser (i) the Company and the Company’s Subsidiaries will not be considered Associates of such Purchaser or any of its Affiliates and (ii) no portfolio company of such Purchaser or its other Affiliates will be deemed Associates of such Purchaser or any of its other Affiliates.

“Available” means, with respect to a Registration Statement, that such Registration Statement is effective and there is no stop order with respect thereto and such Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading such that such Registration Statement will be available for the resale of Registrable Securities.

“Beneficially Own”, “Beneficially Owned” or “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act, except that for purposes of this Agreement the words “within sixty days” in Rule 13d-3(d)(1)(i) shall not apply, to the effect that a person shall be deemed to be the Beneficial Owner of a security if that person has the right to acquire beneficial ownership of such security at any time. Solely for purposes of determining the number of shares of Company Common Stock issuable upon conversion of the Notes Beneficially Owned by each Purchaser and its Affiliates, the Notes shall be treated as if upon conversion the only settlement option under the Notes and the Indenture were shares of Company Common Stock. For the avoidance of doubt, for purposes of this Agreement, each Purchaser (or any other person) shall at all times be deemed to have Beneficial Ownership of shares of Company Common Stock issuable upon conversion of the Notes directly or indirectly held by them, irrespective of any non-conversion period specified in the Notes or this Agreement or any restrictions on transfer or voting contained in this Agreement.

“Blackout Period” means (i) the Company’s regular quarterly restricted trading period during which directors and executive officers of the Company are not permitted to trade under the insider trading policy of the Company then in effect and which is not longer than the regular quarterly restricted period that has been in effect historically consistent with past practice in all material respects and/or (ii) in the event that the Company determines in good faith that any registration or sale pursuant to any registration statement would reasonably be expected to materially adversely affect or materially interfere with any bona fide financing of the Company or any material transaction under consideration by the Company or would require disclosure of information that has not been, and is not otherwise required to be, disclosed to the public, the premature disclosure of which would adversely affect the Company in any material respect, a period of up to sixty (60) days; provided that a Blackout Period described in this clause (ii) may not be called by the Company more than twice in any period of twelve (12) consecutive months and may not be called by the Company in consecutive fiscal quarters.

“Board of Directors” shall mean the board of directors of the Company.

“Business Day” shall mean any day, other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to remain closed.

“Change in Control” shall mean the occurrence of any of the following events: (i) there occurs a sale, transfer, conveyance or other disposition of all or substantially all of the consolidated assets of the Company, (ii) any Person or “group” (as such term is used in Section 13 of the Exchange Act) (in each case excluding any member of SLG or any of their respective Affiliates or any of their respective portfolio companies), directly or indirectly, obtains Beneficial Ownership of 50% or more of the outstanding Company Common Stock, (iii) the Company consummates any merger, consolidation or similar transaction, unless the stockholders of the Company immediately prior to the consummation of such transaction continue to hold (in substantially the same proportion as their ownership of the Company Common Stock immediately prior to the transaction, other than changes in proportionality as a result of any cash/stock election provided under the terms of the definitive agreement regarding such transaction) more than 50% of all of voting power of the outstanding shares of Voting Stock of the surviving or resulting entity in such transaction immediately following the consummation of such transaction or (iv) a majority of the Board of Directors is no longer composed of (x) directors who were directors of the Company on the Closing Date and (y) directors who were nominated for election or elected or appointed to the Board of Directors with the approval of a majority of the directors described in subclause (x) together with any incumbent directors previously elected or appointed to the Board of Directors in accordance with this subclause (y).

“Closing” shall have the meaning set forth in Section 2.02(a).

“Closing Date” shall have the meaning set forth in Section 2.02(a).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company” shall have the meaning set forth in the preamble hereto.

“Company Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Company Preferred Stock” shall have the meaning set forth in Section 3.02(b).

“Company Reports” shall have the meaning set forth in Section 3.01(g)(i).

“Confidential Information” has the meaning ascribed to “Evaluation Material” in the Confidentiality Agreement.

“Confidentiality Agreement” shall mean, collectively, the confidentiality agreements entered into by the Company, on the one hand, and the Purchasers, Silver Lake Alpine Management Company, L.L.C. and Silver Lake Management Company VI, L.L.C., on the other hand, on the date hereof.

“Conversion Price” has the meaning set forth in the Indenture.

“Conversion Rate” has the meaning set forth in the Indenture.

“Covered Persons” shall have the meaning set forth in Section 4.07(m).

“DGCL” shall mean the Delaware General Corporation Law.

“Director Policy Change” shall have the meaning set forth in Section 4.07(d).

“Enforceability Exceptions” shall have the meaning set forth in Section 3.01(c).

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Transaction” shall have the meaning set forth in Section 4.03(a)(v).

“Free Writing Prospectus” shall have meaning set forth in Section 5.03(a)(v).

“GAAP” shall mean U.S. generally accepted accounting principles.

“Global Note” has the meaning set forth in the Indenture.

“Governmental Entity” shall mean any court, administrative agency or commission or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indemnification Notice” shall have the meaning set forth in Section 4.15(b).

“Indemnified Persons” shall have the meaning set forth in Section 5.05(a).

“Indemnitee” shall have the meaning set forth in Section 4.15(a).

“Indenture” shall have the meaning set forth in the preamble hereto.

“Initial Conversion Rate” shall have the meaning set forth in Section 4.13.

“Intellectual Property” shall have the meaning set forth in Section 3.01(m).

“Issuer Agreement” shall have the meaning set forth in Section 4.09.

“IT Assets” shall have the meaning set forth in Section 3.01(n).

“Joinder” shall mean, with respect to any Person permitted to sign such document in accordance with the terms hereof, a joinder executed and delivered by such Person, providing such Person to have all the rights and obligations of a Purchaser under this Agreement, in the form and substance substantially as attached hereto as Exhibit C or such other form as may be agreed to by the Company and a Purchaser.

“Lock-Up Period” shall mean the period commencing on the Closing Date and ending on the earlier of (i) the two year anniversary of the Closing Date or (ii) immediately prior to the consummation of any Change in Control.

“Losses” shall have the meaning set forth in Section 5.05(a).

“Material Adverse Effect” shall mean any events, changes or developments that, individually or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, other than any event, change or development resulting from or arising out of the following: (a) events, changes or developments generally affecting the economy, the financial or securities markets, or political, legislative or regulatory conditions, in each case in the United States or elsewhere in the world, (b) events, changes or developments in the industries in which the Company or any of its Subsidiaries conducts its business, (c) any adoption, implementation, promulgation, repeal, modification, reinterpretation or proposal of any rule, regulation, ordinance, order, protocol or any other law of or by any national, regional, state or local Governmental Entity, or market administrator, (d) any changes in GAAP or accounting standards or interpretations thereof, (e) epidemics, pandemics, earthquakes, any weather-related or other force majeure event or natural disasters or outbreak or escalation of hostilities or acts of war or terrorism, (f) the announcement or the existence of, compliance with or performance under, this Agreement or the transactions contemplated hereby, (g) any taking of any action at the request of any Purchaser, (h) any failure by the Company to meet any financial projections or forecasts or estimates of revenues, earnings or other financial metrics for any period (provided that the exception in this clause (h) shall not prevent or otherwise affect a determination that any event, change, effect or development underlying such failure has resulted in a Material Adverse Effect so long as it is not otherwise excluded by this definition) or (i) any changes in the share price or trading volume of the Company Common Stock or in the Company’s credit rating (provided that the exception in this clause (i) shall not prevent or otherwise affect a determination that any event, change, effect or development underlying such change has resulted in a Material Adverse Effect so long as it is not otherwise excluded by this definition); except, in each case with respect to subclauses (a) through (e), to the extent that such event, change or development disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to other similarly situated companies in the industries in which the Company and its Subsidiaries operate.

“Minimum Ownership Threshold” shall have the meaning set forth in Section 4.07(a).

“Nasdaq” shall mean the NASDAQ Global Select Market.

“Note” or Notes” shall have the meaning set forth in the preamble hereto.

“Permitted Loan” shall have the meaning set forth in Section 4.02.

“Permitted Transfers” has the meaning set forth in Section 4.02(a).

“Person” or “person” shall mean an individual, corporation, limited liability or unlimited liability company, association, partnership, trust, estate, joint venture, business trust or unincorporated organization, or a government or any agency or political subdivision thereof, or other entity of any kind or nature.

“Plan of Distribution” means the plan of distribution substantially in the form attached hereto as Annex A.

“Prohibited Transfers” shall have the meaning set forth in Section 4.02.

“Purchase Price” shall have the meaning set forth in Section 2.01.

“Purchaser(s)” shall have the meaning set forth in the preamble hereto.

“Purchaser Affiliates” shall have the meaning set forth in Section 4.03(a).

“Purchaser Designee” means, as applicable, any individual designated by the Purchasers for appointment or nomination by the Company for election as director pursuant to Sections 4.07(a) and (b) or (f), whether such individual has been proposed or designated for such appointment or nomination, is standing for election as director or is then serving on the Board of Directors. For the avoidance of doubt, only one person may be a Purchaser Designee at any point in time.

“Registrable Securities” shall mean the Subject Securities; provided that any Subject Securities will cease to be Registrable Securities when (a) such Subject Securities have been sold or otherwise disposed of pursuant to an effective Registration Statement or in compliance with Rule 144, (b) in the case of Company Common Stock only, at such times as the Purchasers and their Affiliates collectively Beneficially Own less than 1.0% of the outstanding shares of Company Common Stock (assuming any Subject Securities Beneficially Owned by such Person and its Affiliates are converted into shares of Company Common Stock), or (c) such Subject Securities cease to be outstanding; provided, further, that any Notes that have ceased to be Registrable Securities in accordance with the foregoing definition shall not thereafter become Registrable Securities.

“Registration Date” shall have the meaning set forth in Section 5.01(a).

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Article V, including all registration, listing and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred by the Company in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., transfer taxes, and fees of transfer agents and registrars, but excluding any underwriting fees, discounts and selling commissions to the extent applicable to the Registrable Securities of the selling holders.

“Registration Statement” shall mean any registration statement of the Company filed or to be filed with the SEC under the rules and regulations promulgated under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, and including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Registration Termination Date” shall have the meaning set forth in Section 5.01(b).

“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“Rule 144A” shall mean Rule 144A promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“Rule 405” shall mean Rule 405 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such rule.

“Sanctions” shall have the meaning set forth in Section 3.01(l)(i).

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

“Selling Holders” shall have the meaning set forth in Section 5.03(a)(i).

“Services Agreement” shall have the meaning set forth in Section 2.02(c)(vi).

“SL Notes” has the meaning set forth in the Indenture.

“SLG” means the Purchasers together with their Affiliates, including SLG Affiliates.

“SLG Affiliate” means any Affiliate of Silver Lake Group, L.L.C. that serves as general partner of, or manages or advises any, investment fund Affiliated with Silver Lake Group, L.L.C. that has a direct or indirect investment in the Company.

“SLG Affiliated Director” means the Purchaser Designee and any other person that is a managing director (or if there has been a Director Policy Change, a director) of any Purchaser or any SLG Affiliate that is serving on the Board of Directors.

“SLG Indemnitors” shall have the meaning set forth in Section 4.12.

“Standstill Period” shall mean the period commencing on the Closing Date and ending on the earliest of (i) the later of (A) 90 days after such time as there is no SLG Affiliated Director serving on the Board of Directors (and as of such time the Purchasers no longer have the right to designate a Purchaser Designee to be appointed or nominated for election to the Board of Directors pursuant to Section 4.07 or otherwise irrevocably and forever waives in a writing delivered to the Company all of such rights) and (B) the two year anniversary of the Closing Date, (ii) the effective date of a Change in Control and (iii) 90 days after the date on which none of the members of SLG and their respective Affiliates Beneficially Own any Notes or any shares of Company Common Stock other than any shares of Company Common Stock issued to any person as compensation for their service on the Board of Directors.

“Subject Securities” shall mean (i) the Notes; (ii) the shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of the Notes; and (iii) any securities issued as or pursuant to (or issuable upon the conversion, exercise or exchange of any warrant, right or other security that is issued as or pursuant to) a dividend, stock split, combination or any reclassification, recapitalization, merger, consolidation, exchange or any other distribution or reorganization with respect to, or in exchange for, or in replacement of, the securities referenced in clause (i) or (ii) (without giving effect to any election by the Company regarding settlement options upon conversion) above or this clause (iii) (provided, that this clause (iii) shall not be applicable to securities issued with respect to, or in exchange for, or in replacement of, the securities referenced in clause (ii) pursuant to a consolidation or merger of the Company with or into any Person in which the Company Common Stock is, in whole or in part, converted into or exchanged for securities of a different issuer (which may also include cash consideration) in a transaction that will constitute a Change in Control and the shares of Company Common Stock are delisted from Nasdaq).

“Subsidiary” shall mean, with respect to any Person, any other Person of which 50% or more of the shares of the voting securities or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries, or by such first Person, or by such first Person and one or more of its Subsidiaries.

“Take-Down Notice” shall have the meaning set forth in Section 5.02(b).

“Tax” or “Taxes” shall mean all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value-added, and other taxes imposed by a Governmental Entity, together with all interest, penalties and additions to tax imposed with respect thereto.

“Tax Return” shall mean a report, return or other document (including any amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes.

“Third Party” shall mean a Person other than any member of SLG or any of their respective Affiliates.

“Third Party Tender/Exchange Offer” shall have the meaning set forth in Section 4.02(a).

“Transaction Agreements” shall have the meaning set forth in Section 3.01(c).

“Transactions” shall have the meaning set forth in Section 3.01(c).

“Trustee” shall mean U.S. Bank National Association.

“Underwritten Offering” shall mean a sale of Registrable Securities to an underwriter or underwriters for reoffering to the public, including in a block trade offered and sold through an underwriter or underwriters.

“U.S. Person” shall mean (a) a “U.S. person” as defined in Section 7701(a)(30) of the Code or (b) a “disregarded entity” (within the meaning of Treasury Regulations Section 301.7701-2(a)), if the person treated as the owner of such entity for U.S. federal income tax purposes is described in clause (a).

“Voting Stock” shall mean securities of any class or kind having the power to vote generally for the election of directors, managers or other voting members of the governing body of the Company or any successor thereto.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Section 1.02                    General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless otherwise specified, the terms “hereto,” “hereof,” “herein” and similar terms refer to this Agreement as a whole (including the exhibits, schedules and disclosure statements hereto), references to “the date hereof” refer to the date of this Agreement and references herein to Articles or Sections refer to Articles or Sections of this Agreement. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, none of the Notes will have any right to vote or any right to receive any dividends or other distributions that are made or paid to the holders of the shares of Company Common Stock, except as otherwise provided in the Indenture.

Article II.

SALE AND PURCHASE OF THE NOTES

Section 2.01                    Sale and Purchase of the Notes. Subject to the terms and conditions of this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, severally and not jointly, and such Purchaser shall purchase and acquire from the Company, the applicable principal amount of the Notes listed opposite such Purchaser’s name on Schedule I hereto for a purchase price equal to the principal amount of such Notes (such price, the “Purchase Price”).

Section 2.02                    Closing.

(a)               The closing (the “Closing”) of the purchase and sale of the Notes hereunder shall take place at the offices of Wilson Sonsini Goodrich & Rosati located at 650 Page Mill Road, Palo Alto, CA 94304 at 8:00 a.m. San Francisco time on the date that is three Business Days after the conditions set forth in Sections 2.02(c) and (d) have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof at the Closing) or at such other place, time or date as may be mutually agreed upon in writing by the Company and the Purchasers; provided that the Closing will not occur prior to July 9, 2021, without the prior written consent of the Purchasers (the date on which the Closing actually occurs, the “Closing Date”).

(b)               To effect the purchase and sale of Notes, upon the terms and subject to the conditions set forth in this Agreement, at the Closing:

(i)                 the Company shall execute and deliver, and shall instruct the Trustee to, execute and deliver, the Indenture at the Closing. The Company shall deliver the fully executed Indenture to each Purchaser at the Closing, against payment in full by or on behalf of each Purchaser of the Purchase Price for applicable portion of the Notes.

(ii)              the Company shall issue and deliver to each Purchaser the applicable portion of the Notes, registered in the name of each Purchaser or through the facilities of The Depository Trust Company as elected by the Purchasers, against payment in full by or on behalf of such Purchaser of the applicable Purchase Price for the applicable portion of the Notes.

(iii)            each Purchaser shall cause a wire transfer to be made in same day funds to an account of the Company designated in writing by the Company to the Purchasers in an amount equal to the Purchase Price for the Notes.

(iv)             each Purchaser shall deliver to the Company a duly completed and executed IRS Form W-9.

(c)               The obligations of each Purchaser to purchase the Notes are subject to the satisfaction or waiver of the following conditions as of the Closing:

(i)                 the purchase and sale of the Notes pursuant to Section 2.02(b) shall not be prohibited or enjoined by any governmental authority of competent jurisdiction;

(ii)              the Company and the Trustee shall have executed the Indenture on the Closing Date and delivered the Indenture to each Purchaser, the Company shall have executed and delivered the Notes to such Purchaser;

(iii)            (A) the representations and warranties of the Company set forth in Sections 3.01(c) and (e) shall be true and correct in all material respects on and as of the Closing Date, (B) the representations and warranties of the Company set forth in (x) the last sentence of Section 3.01(g)(i) and (y) Sections 3.01(h)(ii) shall be true and correct on and as of the Closing Date and (C) the representations and warranties of the Company set forth in Sections 3.01 (other than Section 3.01 (c), (e) and (h)(ii) and the last sentence of Section (g)(i)) shall be true and correct on and as of the Closing Date (without giving effect to materiality, Material Adverse Effect, or similar phrases in the representations and warranties), except where the failure of such representations and warranties referenced in this clause (C) to be so true and correct, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect;

(iv)             the Company shall have performed and complied in all material respects with all agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

(v)               each Purchaser shall have received a certificate, dated the Closing Date, duly executed by an executive officer of the Company on behalf of the Company, certifying that the conditions specified in Section 2.02(c)(iii), (iv) and (v) have been satisfied;

(vi)             each Purchaser shall have received a services agreement in the form agreed to by the parties hereto prior to the execution hereof (the “Services Agreement”) duly executed by the Company; and

(vii)          the Board of Directors shall have appointed Ken Hao as a director of the Company effective as of the Closing Date, and the Purchasers shall have received a copy of the resolutions of the Board of Directors effecting such appointment.

(d)               The obligations of the Company to sell the Notes to each Purchaser are subject to the satisfaction or waiver of the following conditions as of the Closing:

(i)                 the purchase and sale of the Notes pursuant to Section 2.02(b) shall not be prohibited or enjoined by any governmental authority of competent jurisdiction; and

(ii)              the Trustee shall have executed and delivered the Indenture to the Company;

(iii)            the representations and warranties of each Purchaser set forth in Section 3.02 shall be true and correct in all material respects on and as of the Closing Date;

(iv)             each Purchaser shall have performed and complied in all material respects with all agreements and obligations required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(v)               the Company shall have received a certificate, dated the Closing Date, duly executed by an authorized person of each Purchaser on behalf of such Purchaser, certifying that the conditions specified in Section 2.02(d)(iii) and (iv) have been satisfied; and

(vi)             the Company shall have received the Services Agreement duly executed by the applicable Affiliate of the Purchasers party thereto.

Section 2.03                    Termination. If the Closing does not occur on or prior to 5:30 p.m. New York time on August 31, 2021, this Agreement shall automatically terminate on the date that is five Business Days following such date and each of the parties hereto shall be relieved of its duties and obligations arising under this Agreement after the date of such termination; provided, that this Agreement shall not so terminate and shall continue in full force and effect so long as the Company or the Purchasers are seeking to specifically enforce the other party’s obligation to consummate the Closing; provided, further, that no such termination shall relieve any party hereto of liability for any breach or default under this Agreement prior to such termination.

Article III.

REPRESENTATIONS AND WARRANTIES

Section 3.01                    Representations and Warranties of the Company. Except as disclosed in the Company Reports filed with or furnished to the SEC and publicly available prior to the date hereof (excluding in each case any disclosures set forth in the risk factors or “forward-looking statements” sections of such reports, and any other disclosures included therein to the extent they are predictive or forward-looking in nature), the Company represents and warrants to the Purchasers, as of the date hereof and as of the Closing Date, as follows:

(a)               Existence and Power. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as it is being conducted on the date of this Agreement, and, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Subsidiary of the Company that is a “significant subsidiary” (as defined in Rule 1.02(w) of the SEC’s Regulation S-X) has been duly organized and is validly existing in good standing (to the extent that the concept of “good standing” is recognized by the applicable jurisdiction) under the laws of its jurisdiction of organization.

(b)               Capitalization. The authorized share capital of the Company consists of 1,000,000,000 shares of Company Common Stock and 20,000,000 shares of preferred stock, par value $0.001 per share (the “Company Preferred Stock”), of the Company. As of June 2, 2021, there were 163,917,375 shares of Company Common Stock issued and outstanding and no shares of Company Preferred Stock issued and outstanding. As of April 30, 2021, there were (i) 379,887 shares of Company Common Stock underlying certain Company restricted stock awards, (ii) options to purchase an aggregate of 359,916 shares of Company Common Stock issued and outstanding and (iii) 14,361,552 shares of Company Common Stock underlying the Company’s restricted stock unit awards. Since April 30, 2021, (i) the Company has only issued options, shares of restricted stock, restricted stock units, or other rights to acquire shares of Company Common Stock in the ordinary course of business consistent with past practice and (ii) the only shares of capital stock issued by the Company were pursuant to the Company’s 2012 Equity Incentive Plan or restricted stock or otherwise pursuant to outstanding options, restricted stock units and other rights to purchase shares of Company Common Stock. All outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable, and are not subject to and were not issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar right. Except as set forth above, the Company has not issued any securities, the holders of which have the right to vote with the stockholders of Company on any matter. Except as provided in this Agreement, the Notes and the Indenture and except as set forth in or contemplated by this Section 3.01(b), there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements or commitments obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any capital stock of the Company or any securities convertible into or exchangeable for such capital stock and there are no current outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any of its shares of capital stock.

(c)               Authorization. The execution, delivery and performance of this Agreement, the Indenture, the Notes and the Services Agreement (the “Transaction Agreements”) and the consummation of the transactions contemplated herein and therein (collectively, the “Transactions”) have been duly authorized by the Board of Directors and all other necessary corporate action on the part of the Company. Assuming this Agreement constitutes the valid and binding obligation of the Purchasers, this Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the limitation of such enforcement by (A) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to creditors’ rights generally or (B) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law (the “Enforceability Exceptions”). On the Closing Date, the Indenture will be duly executed and delivered by the Company and, assuming the Indenture will be a valid and binding obligation of the Trustee, the Indenture will be a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. Pursuant to resolutions previously provided to the Purchasers, the Board of Directors or a committee thereof composed solely of two or more “non-employee directors” as defined in Rule 16b-3 of the Exchange Act has approved, and at the request of the Purchasers will approve in advance of the Closing, for the express purpose of exempting each such transaction from Section 16(b) of the Exchange Act, pursuant to Rule 16b-3 thereunder to the extent applicable, the transactions contemplated by the Transaction Agreements, including the acquisition of the Notes, any disposition of such Notes upon the conversion thereof, any acquisition of Company Common Stock upon conversion of the Notes, any deemed acquisition or disposition in connection therewith, and all transactions with the Company related thereto.

(d)               General Solicitation; No Integration. Other than with respect to SLG and its Affiliates, neither the Company nor any other Person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of the Notes. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Notes sold pursuant to this Agreement.

(e)               Valid Issuance. The Notes have been duly authorized by all necessary corporate action of the Company. When issued and sold against receipt of the consideration therefor, the Notes will be valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to the limitation of such enforcement by the Enforceability Exceptions. The Company has available for issuance the maximum number of shares (including make-whole shares) of Company Common Stock initially issuable upon conversion of the Notes if such conversion were to occur immediately following Closing (assuming fully physical share settlement). The Company Common Stock to be issued upon conversion of the Notes in accordance with the terms of the Notes has been duly authorized, and when issued upon conversion of the Notes, all such Company Common Stock will be validly issued, fully paid and nonassessable and free of pre-emptive or similar rights.

(f)                Non-Contravention/No Consents. The execution, delivery and performance of the Transaction Agreements, the issuance of the shares of Company Common Stock upon conversion of the Notes in accordance with their terms and the consummation by the Company of the Transactions, does not conflict with, violate or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (i) the certificate of incorporation or bylaws of the Company, (ii) any mortgage, note, indenture, deed of trust, lease, license, loan agreement or other agreement binding upon the Company or any of its Subsidiaries or (iii) any permit, license, judgment, order, decree, ruling, injunction, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, other than in the cases of clauses (ii) and (iii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Assuming the accuracy of the representations of each Purchaser set forth herein, other than (A) any required filings or approvals under the HSR Act or any foreign antitrust or competition laws, requirements or regulations in connection with the issuance of shares of Company Common Stock upon the conversion of the Notes, (B) the submission of a Shares Outstanding Change Form to the Nasdaq, (C) any required filings pursuant to the Exchange Act or the rules of the SEC or the Nasdaq or (D) as have been obtained prior to the date of this Agreement, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required on the part of the Company or any of its Subsidiaries in connection with the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions (in each case other than the transactions contemplated by Article V), except for any consent, approval, order, authorization, registration, declaration, filing, exemption or review the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. As of the date hereof, the Company is a WKSI eligible to file a registration statement on Form S-3 under the Securities Act.

(g)               Reports; Financial Statements.

(i)                 The Company has filed or furnished, as applicable, (A) its annual report on Form 10-K for the fiscal year ended January 31, 2021, (B) its quarterly report on Form 10-Q for its fiscal quarter ended April 30, 2021, (C) its proxy statement relating to the annual meeting of the stockholders of the Company held in 2021 and (D) all other forms, reports, schedules and other statements required to be filed or furnished by it with the SEC under the Exchange Act or the Securities Act since January 31, 2021 (collectively, the “Company Reports”). As of its respective date, and, if amended, as of the date of the last such amendment, each Company Report complied in all material respects as to form with the applicable requirements of the Securities Act and the Exchange Act, and any rules and regulations promulgated thereunder applicable to such Company Report. As of its respective date, and, if amended, as of the date of the last such amendment, no Company Report contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(ii)              Each of the consolidated balance sheets, and the related consolidated statements of income, changes in stockholders’ equity and cash flows, included in the Company Reports filed with the SEC under the Exchange Act (A) have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries, (B) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates shown and the results of the consolidated operations, changes in stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth, (C) have been prepared in accordance with GAAP consistently applied during the periods involved, except as otherwise set forth therein or in the notes thereto and (D) otherwise comply with the requirements of the SEC.

(h)               Absence of Certain Changes. Since January 31, 2021, (i)  the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course of business, and (ii) no events, changes or developments have occurred that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

(i)                 No Undisclosed Liabilities, etc. As of the date hereof, there are no liabilities of the Company or any of its Subsidiaries that would be required by GAAP to be reflected on the face of the balance sheet, except (i) liabilities reflected or reserved against in the financial statements or disclosed in the notes thereto contained in the Company Reports, (ii) liabilities incurred since April 30, 2021 in the ordinary course of business and (iii) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(j)                 Compliance with Applicable Law. Each of the Company and its Subsidiaries has complied in all respects with, and is not in default or violation in any respect of, any law, statute, order, rule, regulation, policy or guideline of any federal, state or local governmental authority applicable to the Company or such Subsidiary, other than such non-compliance, defaults or violations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(k)               Legal Proceedings. As of the date hereof, neither the Company nor any of its Subsidiaries is a party to any, and there are no pending, or to the knowledge of the Company, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against the Company or any of its Subsidiaries (i) that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect or (ii) that challenge the validity of or seek to prevent the Transactions. As of the date hereof, neither the Company nor any of its Subsidiaries is subject to any order, judgment or decree of a Governmental Entity that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. As of the date hereof, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect, there is no investigation or review pending or, to the knowledge of the Company, threatened by any Governmental Entity with respect to the Company or any of its Subsidiaries.

(l)                 Anti-Corruption, Anti-Money Laundering, and Economic Sanctions Compliance.

(i)                 The Company each of their respective officers and directors and, to the Company’s knowledge, its employees and agents acting on behalf of the Company are, and for the past five (5) years have been, in material compliance with: (A) anti-bribery and anti-corruption laws applicable to the Company, including the Foreign Corrupt Practices Act of 1977 and the UK Bribery Act of 2010 (collectively, “Anti-Corruption Laws”); (B) the anti-money laundering statutes of all relevant jurisdictions, the rules and regulations promulgated thereunder and any other rules or regulations relating to anti-money laundering issued, administered or enforced by any relevant Governmental Entity (collectively, the “Anti-Money Laundering Laws”); and (C) economic sanctions administered or enforced by the Office of Foreign Assets Control and the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or any other relevant sanctions authority (collectively, “Sanctions”). In the past five (5) years, neither (x) the Company or any of their respective officers or directors or (y) to the Company’s knowledge, any of its respective employees or agents acting on behalf of the Company has made any offer or promise of, or has otherwise authorized, any direct or indirect payment or benefit to any foreign or domestic government official in violation of any Anti-Corruption Law. The Company maintains policies and procedures designed to promote and achieve compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.

(ii)              In the past five (5) years, the Company has not engaged in any transactions or business dealings with any Person that is the subject or target of Sanctions, or in or with any country or territory that is the subject or target of comprehensive Sanctions in each case at the time of such transaction or business dealing (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, and Syria).

(iii)            To the knowledge of Company, no Governmental Entity is investigating or, in the past five (5) years, conducted, initiated or threatened any investigation of or action against the Company or any of its Subsidiaries in connection with an alleged or potential violation of any applicable Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions

(m)             Intellectual Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) each of the Company and its Subsidiaries own, have the right to use or can acquire on commercially reasonable terms, all patents, trademarks, service marks, trade names, domain names and other source indicators, copyrights, know-how, trade secrets and other intellectual property rights (collectively, “Intellectual Property”) used in the conduct of their businesses as currently conducted; (ii) the conduct of the Company’s and its Subsidiaries’ businesses does not infringe or violate any Intellectual Property of any Person and no Person is infringing or violating any Intellectual Property owned by the Company or a Subsidiary; and (iii) the Company and each of its Subsidiaries have not distributed, conveyed or made available to third parties any software that is subject to any open source or similar license that requires the licensing or availability of material proprietary source code in such circumstances.

(n)               Data Security; Privacy. The software, systems, networks, databases and other information technology assets (“IT Assets”) used by the Company and its Subsidiaries are, in the Company’s belief, adequate for the operation of their businesses as currently conducted and are free of defects, malware, viruses or other corruptants. The Company and its Subsidiaries take, and have taken, commercially reasonable actions (including implementing organizational, physical, administrative and technical measures) to protect and maintain the integrity, security, operation and redundancy of the IT Assets used by or on behalf of the Company and its Subsidiaries, whether proprietary or those of third parties (including all data, including personal and confidential data, stored thereon and processed thereby), and there have been no violations, outages, breaches, interruptions, or unauthorized accesses to same, other than those that would not reasonably be expected to have a Material Adverse Effect.

(o)               Investment Company Act. The Company is not, and immediately after receipt of payment for the Notes will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(p)               Taxes and Tax Returns. Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect:

(i)                 the Company and each of its Subsidiaries has timely filed (taking into account all applicable extensions) all Tax Returns required to be filed by it, and all such Tax Returns were correct and complete in all respects, and the Company and each of its Subsidiaries has paid (or has had paid on its behalf) to the appropriate Governmental Entity all Taxes that are required to be paid by it, except, in each case, with respect to matters contested in good faith or for which adequate reserves have been established in accordance with GAAP; and

(ii)              there are no disputes pending, or claims asserted in writing, in respect of Taxes of the Company or any of its Subsidiaries for which reserves that are adequate under GAAP have not been established.

(q)               Brokers and Finders. The Company has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees the Purchasers would be required to pay.

(r)                No Additional Representations.

(i)                 The Company acknowledges that each Purchaser makes no representation or warranty as to any matter whatsoever except as expressly set forth in Section 3.02 or in any certificate delivered by such Purchaser pursuant to this Agreement, and the Company has not relied on or been induced by such information or any other representations or warranties (whether express or implied or made orally or in writing) not expressly set forth in Section 3.02 or in any certificate delivered by such Purchaser pursuant to this Agreement.

(ii)              The Company acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 3.02 or in any certificate delivered by each Purchaser pursuant to this Agreement, (i) no person has been authorized by such Purchaser to make any representation or warranty relating to such Purchaser or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by the Company as having been authorized by such Purchaser, and (ii) any materials or information provided or addressed to the Company or any of its Affiliates or representatives are not and shall not be deemed to be or include representations or warranties of such Purchaser unless any such materials or information are the subject of any express representation or warranty set forth in Section 3.02 of this Agreement or in any certificate delivered by such Purchaser pursuant to this Agreement.

Section 3.02                    Representations and Warranties of Each Purchaser. Each Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows:

(a)               Organization; Ownership. Such Purchaser is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited partnership power and authority to own, operate and lease its properties and to carry on its business as it is being conducted on the date of this Agreement.

(b)               Authorization; Sufficient Funds; No Conflicts.

(i)                 Such Purchaser has full partnership power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution, delivery and performance by such Purchaser of this Agreement and the consummation of the Transactions have been duly authorized by all necessary partnership action on behalf of such Purchaser. No other proceedings on the part of such Purchaser are necessary to authorize the execution, delivery and performance by such Purchaser of this Agreement and consummation of the Transaction. This Agreement has been duly and validly executed and delivered by such Purchaser. Assuming this Agreement constitutes the valid and binding obligation of the Company, this Agreement is a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to the limitation of such enforcement by the Enforceability Exceptions.

(ii)              Such Purchaser has as of the date hereof, and will have as of the Closing, cash in immediately available funds or uncalled and unrestricted capital commitments in excess of the Purchase Price.

(iii)            The execution, delivery and performance of this Agreement by such Purchaser, the consummation by such Purchaser of the Transactions and the compliance by such Purchaser with any of the provisions hereof and thereof will not conflict with, violate or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (A) any provision of such Purchaser’s organizational documents, (B) any mortgage, note, indenture, deed of trust, lease, license, loan agreement or other agreement binding upon such Purchaser or any of its Affiliates or (C) any permit, license, judgment, order, decree, ruling, injunction, statute, law, ordinance, rule or regulation applicable to such Purchaser or any of its Affiliates, other than in the cases of clauses (B) and (C) as would not reasonably be expected to materially and adversely affect or delay the consummation of the Transactions.

(c)               Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, or exemption or review by, any Governmental Entity is required on the part of such Purchaser in connection with the execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the Transactions, except for any required filings or approvals under the HSR Act or any foreign antitrust or competition laws, requirements or regulations in connection with the issuance of shares of Company Common Stock upon the conversion of the Notes and any consent, approval, order, authorization, registration, declaration, filing, exemption or review the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to adversely affect or delay the consummation of the Transactions by such Purchaser.

(d)               Securities Act Representations.

(i)                 Such Purchaser is an accredited investor (as defined in Rule 501 of the Securities Act) and is aware that the sale of the Notes is being made in reliance on a private placement exemption from registration under the Securities Act. Such Purchaser is acquiring the Notes (and any shares of Company Common Stock issuable upon conversion of the Notes) for its own account, and not with a view toward, or for sale in connection with, any distribution thereof in violation of any federal or state securities or “blue sky” law, or with any present intention of distributing or selling such Notes (or any shares of Company Common Stock issuable upon conversion of the Notes) in violation of the Securities Act. Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in such Notes (and any shares of Company Common Stock issuable upon conversion of the Notes) and is capable of bearing the economic risks of such investment. Such Purchaser has been provided a reasonable opportunity to undertake and has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement.

(ii)              Such Purchaser has no current intent or purpose to take any action that would be a violation of this Agreement.

(iii)            Neither such Purchaser (or any of its Affiliates) is acting in concert, and neither such Purchaser (or any of its Affiliates) has any agreement or understanding, with any Person that is not an Affiliate of such Purchaser, and is not otherwise a member of a “group” (as such term is used in Section 13(d)(3) of the Exchange Act), with respect to the Company or its securities, in each case, other than with respect to any bona fide loan from one or more financial institutions.

(e)               Brokers and Finders. Such Purchaser has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.

(f)                Ownership of Shares. None of such Purchaser or its Affiliates Beneficially Own any shares of Company Common Stock (without giving effect to the issuance of the Notes hereunder) other than any shares of Company Common Stock Beneficially Owned by managing directors, officers or other employees of SLG in their respective individual capacities.

(g)               Purchaser Status. Such Purchaser is a U.S. Person.

(h)               No Additional Representations.

(i)                 Such Purchaser acknowledges that the Company does not make any representation or warranty as to any matter whatsoever except as expressly set forth in Section 3.01 or in any certificate delivered by the Company pursuant to this Agreement, and specifically (but without limiting the generality of the foregoing), that, except as expressly set forth in Section 3.01 or in any certificate delivered by the Company pursuant to this Agreement, the Company makes no representation or warranty with respect to (A) any matters relating to the Company, its business, financial condition, results of operations, prospects or otherwise, (B) any projections, estimates or budgets delivered or made available to such Purchaser (or any of its Affiliates, officers, directors, employees or other representatives) of future revenues, results of operations (or any component thereof), cash flows or financial condition (or any component thereof) of the Company and its Subsidiaries or (C) the future business and operations of the Company and its Subsidiaries, and such Purchaser has not relied on or been induced by such information or any other representations or warranties (whether express or implied or made orally or in writing) not expressly set forth in Section 3.01 or in any certificate delivered by the Company pursuant to this Agreement.

(ii)              Such Purchaser has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company and its Subsidiaries and acknowledges such Purchaser has been provided with sufficient access for such purposes. Such Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Section 3.01 or in any certificate delivered by the Company pursuant to this Agreement, (i) no person has been authorized by the Company to make any representation or warranty relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by such Purchaser as having been authorized by the Company, and (ii) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to such Purchaser or any of its Affiliates or representatives are not and shall not be deemed to be or include representations or warranties of the Company unless any such materials or information are the subject of any express representation or warranty set forth in Section 3.01 of this Agreement or in any certificate delivered by the Company pursuant to this Agreement.

Article IV.

ADDITIONAL AGREEMENTS

Section 4.01                    Taking of Necessary Action. Each party hereto agrees to use its reasonable efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the sale and purchase of the Notes hereunder, subject to the terms and conditions hereof and compliance with applicable law. In case at any time before or after the Closing any further action is necessary or desirable to carry out the purposes of the sale and purchase of the Notes, the proper officers, managers and directors of each party to this Agreement shall take all such necessary action as may be reasonably requested by, and the sole expense of, the requesting party.

Section 4.02                    Lock-Up; Non-Conversion.

(a)               Notwithstanding any rights provided in Article V, each Purchaser shall not, without the Company’s prior written consent, directly or indirectly, during the Lock-Up Period (a) sell, offer, transfer, assign, mortgage, hypothecate, gift, pledge or dispose of, enter into or agree to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, mortgage, hypothecation, gift, assignment or similar disposition of (any of the foregoing, a “transfer”), any of the Notes or any shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of any of the Notes (other than (i) any transfer to such Purchaser’s Affiliate that (1) is an entity organized or incorporated under the laws of the United States, any State thereof or the District of Columbia and is a U.S. Person and (2) executes and delivers to the Company a Joinder becoming a Purchaser party to this Agreement and the Confidentiality Agreement and a duly completed and executed IRS Form W-9, (ii) to the Company or any of its Subsidiaries, (iii) to a Third Party for cash solely to the extent that substantially all of the net proceeds of such sale are used to satisfy a margin call (i.e. posted as collateral) or repay a Permitted Loan to the extent necessary to satisfy a bona fide margin call, mandatory prepayment (or substantially simlar) event or event of default on such Permitted Loan or avoid a bona fide margin call on such Permitted Loan that is reasonably likely to occur, (iv) the tender of any Company Common Stock into any tender or exchange offer made to some or all of the holders of Company Common Stock by a Third Party for a number of outstanding shares of Voting Stock that, if consummated, would result in a Change in Control solely to the extent that (x) the Board of Directors has recommended such tender or exchange offer in a Schedule 14D-9 under the Exchange Act or (y) such tender offer or exchange offer is either (I) a tender offer or exchange offer for less than all of the outstanding shares of Company Common Stock or (II) part of a two-step transaction and the consideration to be received in the second step of such transaction is not identical in the amount or form of consideration (or the election of the type of consideration available to the holders of the Company Common Stock is not identical in the second step of such transaction) as the first step of such transaction (a “Third Party Tender/Exchange Offer”) (and any related conversion of Notes to the extent required to effect such tender or exchange) (for the avoidance of doubt, if such Third Party Tender/Exchange Offer does not close for any reason, the restrictions on transfer contained herein shall continue to apply to any Company Common Stock received pursuant to the conversion of any Notes that had previously been converted to participate in any such tender or exchange offer), or (v) any transfer effected pursuant to and in accordance with the terms of any merger, consolidation or similar transaction consummated by the Company (the transfers contemplated by clauses (i) through (v) are referred to herein as “Permitted Transfers”) or (b) enter into or engage in any hedge, swap, short sale, derivative transaction or other agreement or arrangement that transfers to any Third Party, directly or indirectly, in whole or in part, any of the economic consequences of ownership of the Notes or any shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of any of the Notes (such actions in clauses (a) and (b), “Prohibited Transfers”). Following the Lock-Up Period, each Purchaser shall not transfer any of the Notes or any shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of the Notes to any of its Affiliates that (i) is not an entity organized or incorporated under the laws of the United States, any State thereof or the District of Columbia or is not a U.S. Person or (ii) did not execute and deliver to the Company a Joinder becoming a Purchaser party to this Agreement and the Confidentiality Agreement or did not deliver to the Company a duly completed and executed IRS Form W-9. Any purported Prohibited Transfer in violation of this Section 4.02 shall be null and void ab initio. Notwithstanding the foregoing, each Purchaser (or a controlled Affiliate of such Purchaser) shall be permitted to mortgage, hypothecate, and/or pledge the Notes and/or the shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of the Notes in respect of one or more bona fide purpose (margin) or bona fide non-purpose loans (each, a “Permitted Loan”). Any Permitted Loan entered into by such Purchaser or its controlled Affiliates shall be with one or more financial institutions and nothing contained in this Agreement shall prohibit or otherwise restrict the ability of any lender (or its securities’ affiliate) or collateral agent or trustee to foreclose upon and sell, dispose of or otherwise transfer the Notes and/or shares of Company Common Stock (including shares of Company Common Stock received upon conversion or repurchase by the Company of the Notes following foreclosure on a Permitted Loan) mortgaged, hypothecated and/or pledged to secure the applicable obligations of the borrower following an event of default under a Permitted Loan. Notwithstanding the foregoing or anything to the contrary herein, in the event that any lender or other creditor under a Permitted Loan transaction (including any agent or trustee on their behalf) or any affiliate of the foregoing exercises any rights or remedies in respect of the Notes or the shares of Company Common Stock issuable or issued upon conversion or repurchase by the Company of the Notes or any other collateral for any Permitted Loan, no lender, creditor, agent or trustee on their behalf or affiliate of any of the foregoing (other than, for the avoidance of doubt, such Purchaser or any of its Affiliates) shall be entitled to any rights or have any obligations or be subject to any transfer restrictions or limitations hereunder (including, without limitation, the rights or benefits provided for in Section 4.06 and Section 4.07) except and to the extent for those expressly provided for in Article V, Section 6.03 and the final sentence of Section 6.07.

(b)               Notwithstanding anything in this Agreement or elsewhere to the contrary, any sale of Notes or Common Stock pursuant to Article V shall be subject to any applicable limitations set forth in this Section 4.02 and Article V but shall not be subject to any policies, procedures or limitations (other than any applicable federal securities laws and any other applicable laws) otherwise applicable to the SLG Affiliated Directors with respect to trading in the Company’s securities (other than as set forth in clause (i) of the definition of “Blackout Period” or with respect to a policy applicable to all directors and their respective Affiliates that limits, prohibits or restricts any Purchaser or its Affiliates from entering into any hedging or derivative arrangements for so long as such Purchaser is an Affiliate of any such SLG Affiliated Director) and the Company acknowledges and agrees that such policies, procedures or limitations applicable to the SLG Affiliated Directors shall not be violated by any such transfer pursuant to Article V, other than any applicable federal securities laws and any other applicable laws.

(c)               Notwithstanding anything in the Notes or in the Indenture to the contrary, during the Lock-Up Period, each Purchaser (including any Party that signs a Joinder) shall not, without the Company’s prior written consent, convert (or give notice of conversion of) any of the Notes, irrespective of whether permitted pursuant to the terms of the Notes or the Indenture, except in connection with a transfer of shares of Company Common Stock issuable upon conversion of such Notes that is (i) not prohibited pursuant to this Section 4.02 and (ii) not to an Affiliate of such Purchaser; provided, that notwithstanding the foregoing, following an event of default under a Permitted Loan, the applicable lenders may convert the Notes (including in the name of such Purchaser) in accordance with the terms and conditions set forth in the Indenture. For the avoidance of doubt, notwithstanding anything in the Notes or in the Indenture to the contrary, the Company shall not be obligated to issue any shares of Company Common Stock to any Purchaser or any of its Affiliates during the Lock-Up Period pursuant to this Agreement, the Notes or the Indenture except as contemplated in the immediately preceding sentence.

Section 4.03                    Standstill.

(a)               Each Purchaser agrees that, during the Standstill Period (unless specifically requested in writing by the Company, acting through a resolution of a majority of the Company’s directors not including any SLG Affiliated Directors), such Purchaser shall not, and shall cause each of its Affiliates and Associates (collectively and individually, the “Purchaser Affiliates,”) not to, directly or indirectly, in any manner, alone or in concert with others:

(i)                 make, engage in, or in any way participate in, directly or indirectly, any “solicitation” of proxies (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv)) or consents to vote, or seek to advise, encourage or influence any person with respect to the voting of any securities of the Company for the election of individuals to the Board of Directors or to approve stockholder proposals that have not been authorized and approved, or recommended for approval, by the Board of Directors, or become a “participant” in any contested “solicitation” (as such terms are defined or used under the Exchange Act) for the election of directors with respect to the Company, other than a “solicitation” or acting as a “participant” in support of all of the nominees of the Board of the Directors at any stockholder meeting, or make or be the proponent of any stockholder proposal (pursuant to Rule 14a-8 under the Exchange Act or otherwise);

(ii)              form, join, encourage, influence, advise or in any way participate in any “group” (as such term is defined in Section 13(d)(3) of the Exchange Act) with any persons who are not such Purchaser’s Purchaser Affiliates with respect to any securities of the Company or otherwise in any manner agree, attempt, seek or propose to deposit any securities of the Company or any securities convertible or exchangeable into or exercisable for any such securities in any voting trust or similar arrangement, or subject any securities of the Company to any arrangement or agreement with respect to the voting thereof, except as expressly permitted by this Agreement;

(iii)            acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), through swap or hedging transactions or otherwise, any securities of the Company or any rights decoupled from the underlying securities that would result in such Purchaser (together with such Purchaser’s Purchaser Affiliates), having Beneficial Ownership in more than 4.9% in the aggregate of the shares of the Company Common Stock outstanding at such time, excluding any issuance by the Company of shares of Company Common Stock or options, warrants or other rights to acquire Common Stock (or the exercise thereof) to any SLG Affiliated Director as compensation for their membership on the Board of Directors; provided that nothing herein will require any Notes, shares of Company Common Stock or other securities to be sold to the extent such Purchaser and such Purchaser’s Purchaser Affiliates, collectively, exceed the ownership limit under this paragraph as the result of a share repurchase or any other Company actions that reduces the number of outstanding shares of Company Common Stock. For the avoidance of doubt, this Section 4.03(a)(iii) shall not restrict conversion of the Notes and shall not be violated by any conversion rate adjustment. Notwithstanding the second sentence of the definition of “Affiliate” in this Agreement, for purposes of this Section 4.03(a)(iii), no securities Beneficially Owned by a portfolio company of such Purchaser or its Affiliates will be deemed to be Beneficially Owned by such Purchaser or any of its Affiliates only so long as (x) such portfolio company would not be deemed an Affiliate of such Purchaser for purposes of this Section 4.03 under the definition of “Affiliate” in this Agreement, (y) neither such Purchaser and nor any of its Purchaser Affiliates has encouraged, instructed, directed, assisted or advised, or coordinated with, such portfolio company with respect to the acquisition, voting or disposition of securities of the Company by the portfolio company and (z) neither such Purchaser or any of its Affiliates is a member of a group (as such term is defined in Section 13(l)(3) of the Exchange Act) with that portfolio company with respect to any securities of the Company;

(iv)             transfer, directly or indirectly, through swap or hedging transactions or otherwise, the Notes or Company Common Stock Beneficially Owned by such Purchaser or its Affiliates or any economic or voting rights decoupled from the underlying securities held by such Purchaser or its Affiliates to any Third Party that, to the knowledge of such Purchaser at the time it enters into such transaction, would result in such Third Party, together with its Affiliates and Associates, having Beneficial Ownership in the aggregate of more than 10% of the shares of Company Common Stock outstanding at such time; provided, that (x) such Purchaser or its Affiliates, as applicable shall provide written notice to the Company if it has actual knowledge at the time of such transaction that such transfer, directly or indirectly, through swap or hedging transactions or otherwise, of its Notes or Company Common Stock to any Third Party would result in such Third Party, together with its Affiliates and Associates, having Beneficial Ownership in the aggregate of more than 10% of the shares of Company Common Stock outstanding at such time and (y) nothing in this clause (iv) shall in any way prohibit, limit or restrict any transfer (A) pursuant to a Permitted Loan or any foreclosure thereunder, (B) pursuant to a Third Party Tender/Exchange Offer or pursuant to a merger, consolidation or similar transaction entered into by the Company, (C) in a bona fide underwritten public offering (or an equivalent transaction under Rule 144A), in a block sale to one or more broker-dealers in connection with a transaction pursuant to Rule 144A or in a broker transaction pursuant to Rule 144 (provided that, in relation to any such Rule 144A offering or such Rule 144 offering, such Purchaser has not instructed or encouraged any initial purchaser, broker or broker dealer as applicable, to sell such Notes or Company Common Stock to a specific Third Party or class of Third Parties which would otherwise result in a violation of this clause (iv)), or (D) in a derivatives transaction entered into with, or purchased from, a bank, broker-dealer or other recognized derivatives dealer that is not a hedge fund or activist investor, or to the knowledge of such Purchaser, an Affiliate of a hedge fund or activist investor;

(v)               effect or seek to effect, offer or propose to effect, cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose to effect or participate in, any tender or exchange offer, merger, consolidation, acquisition, scheme of arrangement, business combination, recapitalization, reorganization, sale or acquisition of all or substantially all assets, liquidation, dissolution or other extraordinary transaction involving the Company or any of its Subsidiaries or joint ventures or any of their respective securities (each, an “Extraordinary Transaction”), or make any public statement with respect to an Extraordinary Transaction; provided, however, that this clause shall not preclude the tender by such Purchaser or its Purchaser Affiliate of any securities of the Company into any Third Party Tender/Exchange Offer (and any related conversion of Notes to the extent required to effect such tender) or the vote by such Purchaser or its Purchaser Affiliate of any voting securities of the Company with respect to any Extraordinary Transaction;

(vi)             (vi) (A) call or seek to call any meeting of stockholders of the Company, including by written consent, (B) seek representation on the Board of Directors, except as expressly set forth herein, (C) seek the removal of any member of the Board of Directors (other than an SLG Affiliated Director in accordance with Section 4.07), (D) solicit consents from stockholders or otherwise act or seek to act by written consent with respect to the Company, (E) conduct a referendum of stockholders of the Company or (F) make a request for any stockholder list or other Company books and records, whether pursuant to Section 220 of the DGCL or otherwise;

(vii)          take any action in support of or make any proposal or request that constitutes: (A) controlling or changing the Board of Directors or management of the Company, including any plans or proposals to declassify the Board of Directors or to change the number or term of directors or to fill any vacancies on the Board of Directors, (B) any material change in the capitalization or dividend policy of the Company, (C) any other material change in the Company’s management, business or corporate structure, (D) seeking to have the Company waive or make amendments or modifications to the Company’s certificate of incorporation or bylaws, or other actions that may impede or facilitate the acquisition of control of the Company by any person, (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange; or (F) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(viii)        make statements reasonably expected to disparage or cause to be disparaged the Company or its Subsidiaries or any of its current or former officers or directors in a manner reasonably expected to cause harm to such person and using a means of communication that is reasonably expected to be and results in a broad dissemination of such remarks (provided such Purchaser or its applicable Affiliates shall have an opportunity to publicly cure any such statement within two (2) Business Days after being informed by the Company that such Purchaser or its Affiliates have breached this clause (viii));

(ix)             make any public disclosure, announcement or statement regarding any intent, purpose, plan or proposal with respect to the Board of Directors, the Company, its management, policies or affairs, any of its securities or assets or this Agreement that is inconsistent with the provisions of this Agreement;

(x)               enter into any discussions, negotiations, agreements or understandings with any Third Party with respect to any of the foregoing, or advise, assist, knowingly encourage or seek to persuade any Third Party to take any action or make any statement with respect to any of the foregoing; or

(xi)             request, directly or indirectly, any amendment, modification or waiver of this Section 4.03 (including this clause (xi)).

(b)               The foregoing provisions of Section 4.03(a) shall not be deemed to prohibit a Purchaser or any of its Purchaser Affiliates or their respective directors, executive officers, partners, employees or managing members or agents (acting in such capacity) from communicating privately with the Company’s directors, officers or advisors so long as such communications are not intended to, and would not reasonably be expected to, require any public disclosure of such communications; provided that no such person may request, directly or indirectly, any amendment, modification or waiver of this Section 4.03 (including Section 4.03(a)(xi) and this Section 4.03(b)).

(c)               Nothing in this Section 4.03 or elsewhere in this Agreement will prohibit or restrict any SLP Affiliated Director in his or her personal capacity as a director from exercising his or her rights and fiduciary duties as a director of the Company or restrict his or her discussions solely among other members of the Board of Directors and/or management, advisors, representatives or agents of the Company; provided that any such discussions are limited to communications in his or her personal capacity as a director.

(d)               Notwithstanding anything in this Section 4.03 to the contrary, if (i) the Company enters into a definitive agreement providing for a transaction that, if consummated, would result in a Change in Control and (ii) the Company had not, reasonably prior to entering into such definitive agreement, provided the Purchasers with a written notice inviting the Purchaser Affiliates to make one or more proposals or offers to effect a transaction that would result in Change in Control, then after the announcement of such transaction and prior to the earlier of any termination of such definitive agreement or Company stockholder approval of such definitive agreement, nothing in this Section 4.03 will prevent the Purchaser Affiliates (A) from submitting to the Board of Directors one or more bona fide proposals or offers for an alternative transaction involving, directly or indirectly, one or more Purchaser Affiliates, (B) pursuing and entering into any such alternative transaction with the Company and (C) taking any actions in furtherance of the foregoing, including actions relating to obtaining equity and/or debt financing for the alternative transaction as long as (x) any proposal or offer is conditioned on the proposed transaction being approved by the Board of Directors and (y) the Purchaser Affiliates do not make any public announcement or disclosure of such proposal, offer or actions other than any filings and disclosures that may be required in filings with the SEC.

Section 4.04                    Securities Laws. Each Purchaser acknowledges and agrees that, as of the Closing Date, the Notes (and the shares of Company Common Stock that are issuable upon conversion or repurchase by the Company of the Notes) have not been registered under the Securities Act or the securities laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such laws, or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such laws, is available. Each Purchaser acknowledges that, except as provided in Article V with respect to shares of Company Common Stock and the Notes, such Purchaser has no right to require the Company or any of its Subsidiaries to register the Notes or the shares of Company Common Stock that are issuable upon conversion or repurchase by the Company of the Notes.

Section 4.05                    Lost, Stolen, Destroyed or Mutilated Securities. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for any security of the Company and, in the case of loss, theft or destruction, upon delivery of an undertaking by the holder thereof to indemnify the Company (and, if requested by the Company, the delivery of an indemnity bond sufficient in the judgment of the Company to protect the Company from any loss it may suffer if a certificate is replaced), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate or, at the Company’s option, a share ownership statement representing such securities for an equivalent number of shares or another security of like tenor, as the case may be.

Section 4.06                    Antitrust Approval. The Company and the Purchaser acknowledge that one or more filings under the HSR Act or foreign antitrust laws may be necessary in connection with the issuance of shares of Company Common Stock upon conversion or repurchase by the Company of the Notes. Each Purchaser will promptly notify the Company if any such filing is required on the part of such Purchaser. To the extent reasonably requested, the Company, such Purchaser and any other applicable Purchaser Affiliate will use reasonable efforts to cooperate in timely making or causing to be made all applications and filings under the HSR Act or any foreign antitrust requirements in connection with the issuance of shares of Company Common Stock upon conversion or repurchase by the Company of Notes held by such Purchaser or any Purchaser Affiliate in a timely manner and as required by the law of the applicable jurisdiction; provided that, notwithstanding in this Agreement to the contrary, the Company shall not have any responsibility or liability for failure of such Purchaser or any of its Affiliates to comply with any applicable law. For as long as there are Notes outstanding and owned by a Purchaser or its Affiliates, the Company shall as promptly as reasonably practicable provide (no more than four (4) times per calendar year) such information regarding the Company and its Subsidiaries as the Purchasers may reasonably request in order to determine what foreign antitrust requirements may exist with respect to any potential conversion of the Notes. Except as provided in Section 6.06, each Purchaser shall be responsible for the payment of the filing fees associated with any such applications or filings.

Section 4.07                    Board Nomination Rights.

(a)               Effective immediately following the Closing, Ken Hao shall be deemed to be the initial Purchaser Designee and shall be appointed to the Board of Directors as a Class I director with a term expiring at the 2022 annual meeting of the Company’s stockholders. At each annual meeting of the Company’s stockholders following the Closing Date at which the Purchaser Designee’s term as a director expires (or, if the stockholders of the Company fail to elect any Purchaser Designee standing for election to the Board of Directors, the annual meeting of the Company’s stockholders following the Closing Date at which the Purchaser Designee’s term would have expired had the Purchaser Designee been elected to the Board of Directors), the Company shall nominate for election to the Board of Directors one (1) individual designated by the Purchasers; provided that the Purchasers shall cease to have the right to nominate a member to the Board of Directors pursuant to this Section 4.07 from and after such time as the Purchasers and their Affiliates collectively Beneficially Own less than 50% of the aggregate principal amount of the Notes Beneficially Owned by the Purchasers and their Affiliates collectively immediately following the Closing (provided that, to the extent any such Notes have been converted into Common Stock, Purchasers and their Affiliates shall be deemed to continue to own such Notes for purposes of calculating the principal amount of the Notes pursuant to this sentence for so long as they hold the shares of Common Stock issued upon such conversion) (the “Minimum Ownership Threshold”).

(b)               Subject to the terms and conditions of this Section 4.07 and applicable law, for so long as the Purchasers shall have the right to designate the Purchaser Designee for appointment or nomination by the Company for election to the Board of Directors pursuant to Section 4.07(a), the Company agrees to include the Purchaser Designee in its slate of nominees for election as directors of the Company at each annual meeting of the Company’s stockholders (or action by written consent in lieu of such meeting) following the Closing Date at which the Purchaser Designee’s term as a director expires (or, if the stockholders of the Company fail to elect any Purchaser Designee standing for election to the Board of Directors, the annual meeting of the Company’s stockholders following the Closing Date at which the Purchaser Designee’s term would have expired had the Purchaser Designee been elected to the Board of Directors) and to use its reasonable efforts to cause the election of the Purchaser Designee to the Board of Directors (for the avoidance of doubt, the Company will be required to use substantially the same level of efforts and provide substantially the same level of support as is used and/or provided for the other director nominees of the Company with respect to the applicable annual meeting of stockholders or action by written consent in lieu of such meeting). For the avoidance of doubt, failure of the stockholders of the Company to elect any Purchaser Designee to the Board of Directors shall not affect the right of the Purchasers to nominate directors for election pursuant to this Section 4.07 in any future election of directors.

(c)               Each Purchaser Designee must be (x) Ken Hao or (y) a CEO, managing partner or managing director (or if there has been a Director Policy Change, a director) of Silver Lake Technology Management, L.L.C. (or any successor thereto) that is reasonably acceptable to the Board of Directors and who meets in all material respects all of the requirements of a director of the Company described in this Section 4.07. As a condition to any Purchaser Designee’s appointment to the Board of Directors and nomination for election as a director of the Company pursuant to this Section 4.07 (A) the Purchasers and the Purchaser Designee must in all material respects provide to the Company (1) all information reasonably requested by the Company that is required to be or customarily disclosed for directors, candidates for directors, and their affiliates and representatives in a proxy statement or other filings under applicable law or regulation or stock exchange rules or listing standards, in each case, relating to their nomination or election as a director of the Company or the Company’s operations in the ordinary course of business and (2) information reasonably requested by the Company in connection with assessing eligibility, independence and other criteria applicable to directors or satisfying compliance and legal or regulatory obligations, in each case, relating to their nomination or election as a director of the Company or the Company’s operations in the ordinary course of business, with respect to the Purchasers, their Affiliates and the applicable Purchaser Designees, (B) the Purchaser Designee must be qualified to serve as a director of the Company under the DGCL to the same extent as all other directors of the Company and (C) the Purchaser Designee must satisfy the requirements set forth in the Company’s Corporate Governance Guidelines, the Company’s Code of Business Conduct & Ethics, and the Company’s securities trading policy (subject to Section 4.02), in each case as currently in effect (the “Specified Guidelines”) with such changes thereto (or such successor policies) as are applicable to all other directors, in each case, as such changes or successor policies are adopted in good faith by the Board of Directors, and do not by their terms materially, adversely and disproportionately impact any Purchaser Designee relative to all other directors and as are consistent with clause (d) below (for the avoidance of doubt, the Purchaser Designee shall not be required to qualify as an independent director under applicable stock exchange rules and federal securities laws and regulations). The Company will make all information requests pursuant to this Section 4.07(c) in good faith in a timely manner that allows the Purchasers and the Purchaser Designee a reasonable amount of time to provide such information, and will cooperate in good faith with the Purchasers and the Purchaser Designee in connection with their efforts to provide the requested information. Any other SLG Affiliated Director nominated by the Company shall be subject to the same requirements as described in this Section 4.07(c).

(d)               The Purchasers acknowledge that at all times while serving as a member of the Board of Directors, each SLG Affiliated Director will be required to comply with all policies, procedures, processes, codes, rules, standards and guidelines applicable to all non-executive members of the Board of Directors that (x) are included in the Specified Guidelines as currently in effect with such changes (or such successor policies) as are applicable to all other directors and as are not targeted towards, and are not disproportionately applicable to, the SLG Affiliated Directors, or (y) relate to the confidentiality of Company business and information, including discussions or matters considered in meetings of the Board of Directors or committees of the Board of Directors to the extent not disclosed publicly by the Company (subject to the terms of the Confidentiality Agreement). Notwithstanding the foregoing, (i) under no circumstances will such policies, procedures, processes, codes, rules, standards and guidelines be violated by the Purchaser Designees for purposes hereof (x) receiving compensation from the Purchasers or any of their Affiliates or (y) failing to notify, or receive the approval of, of the Company prior to accepting an invitation to serve on another board of directors and (ii) if such Specified Guidelines are in good faith changed in a manner that results in a Purchaser Designee no longer satisfying the Specified Guidelines in all material respects (any such changes to the Specified Guidelines, a “Director Policy Change”), then the Purchasers agree that they shall not designate the Purchaser Designee to be nominated by the Company for election to the Board of Directors at the annual meeting of the Company’s stockholders following such change at which the Purchaser Designee’s term as a director expires (or, if the stockholders of the Company fail to elect any Purchaser Designee to the Board of Directors, the annual meeting of the Company’s stockholders following the Closing Date at which the Purchaser Designee’s term would have expired had the Purchaser Designee been elected to the Board of Directors). The Company acknowledges and agrees that any share ownership requirement for the Purchaser Designees serving on the Board of Directors will be deemed satisfied by the securities owned by the Purchasers and/or their Affiliates and under no circumstances shall any of such policies, procedures, processes, codes, rules, standards and guidelines impose any restrictions on the Purchasers’ or their Affiliates’ transfers of securities pursuant to Article V (except as otherwise provided herein with respect to Blackout Periods).

(e)               For so long as an SLG Affiliated Director is on the Board of Directors, the Company shall not implement or maintain any trading policy or similar guideline or policy with respect to the trading of securities of the Company that is targeted at any Purchaser or its Affiliates (other than a policy applicable to all directors and their respective Affiliates that (i) limits, prohibits or restricts the trading of securities of the Company by such SLG Affiliated Director in his or her personal capacity, (ii) limits, prohibits or restricts any Purchaser or its Affiliates from entering into any hedging or derivative arrangements for so long as a Purchaser is an Affiliate of such SLG Affiliated Director, (ii) restricts the trading of securities of the Company while in possession of material non-public information concerning the Company or its Subsidiaries, and (iii) requires compliance with applicable federal securities or other laws).

(f)                Subject to the terms and conditions of this Section 4.07 (including Section 4.07(c)), if a vacancy on the Board of Directors is created as a result of a Purchaser Designee’s death, resignation, disqualification or removal (in each case, except with respect to a removal or resignation contemplated by Sections 4.07(g) or (i)), or if the Purchasers desire to nominate a different individual to replace any then-existing Purchaser Designee, then, at the request of the Purchasers, the Purchasers and the Company shall work together in good faith to fill such vacancy or replace such nominee as promptly as reasonably practicable with a replacement Purchaser Designee subject to the terms and conditions hereof, and thereafter such individual shall as promptly as reasonably practicable be appointed to the Board of Directors to fill such vacancy and/or be nominated by the Company for election to the Board of Directors as a “Purchaser Designee” pursuant to this Section 4.07 (as applicable).

(g)               The Company’s obligations under this Section 4.07 with respect to any Purchaser Designee shall terminate and the Purchasers shall have no designation or nomination rights hereunder with respect to the Purchaser Designee if (i) the Company consolidates or merges with or into any Person and the Company Common Stock is, in whole or in part, converted into or exchanged for securities of a different issuer and/or cash in a transaction that will constitute a Change in Control and the shares of Company Common Stock are delisted from Nasdaq, in which case the Purchaser Designee shall deliver his written resignation to the Board of Directors effective as of immediately prior to the effectiveness of such Change in Control, or (ii) (A) the Purchasers and the Purchaser Affiliates, collectively, cease to Beneficially Own the Minimum Ownership Threshold or (B) any of the Purchasers or any Purchaser Affiliate, including any Purchaser Designee is in material breach of any of Sections 4.02, 4.03, or 4.08 or discloses Confidential Information to a Third Party in material breach of the terms and conditions of the Confidentiality Agreement, and in either such case the Purchaser Designee shall promptly offer to resign from the Board of Directors (and, if requested by the Company, promptly deliver his written resignation to the Board of Directors (which shall provide for his immediate resignation), it being understood that it shall be in the Board of Directors’ sole discretion whether to accept or reject such resignation). The Purchasers agree to cause, and agrees to cause its respective Affiliates to cause, any Purchaser Designee to resign from the Board of Directors if the applicable Purchaser Designee fails to resign if and when requested pursuant to this clause (h).

(h)               If any Purchaser Designee ceases to satisfy in all material respects the conditions and obligations set forth in clauses (c) through (d) of this Section 4.07 (other than due to a Director Policy Change, which shall be governed by Section 4.07(d)), the Company may notify the Purchasers thereof and promptly following such notification, (x) the Purchaser Designee shall promptly offer to resign from the Board of Directors (and, if requested by the Company, promptly deliver his written resignation to the Board of Directors (which shall provide for his immediate resignation), it being understood that it shall be in the Board of Directors’ sole discretion whether to accept or reject such resignation) and (y) the Purchasers shall be entitled to fill the vacancy created thereby in accordance with Section 4.07(f). The Purchasers agree to cause, and agree to cause their respective Affiliates to cause, any Purchaser Designee to resign from the Board of Directors if the applicable Purchaser Designee fails to resign if and when requested pursuant to this clause (h).

(i)                 If the Purchasers and their Affiliates cease to collectively Beneficially Own the Minimum Ownership Threshold, then the Company may (in its sole discretion) request the resignation of the Purchaser Designee and, promptly following such request, the Purchaser Designee shall promptly offer to resign from the Board of Directors (and, if requested by the Company, promptly deliver his written resignation to the Board of Directors (which shall provide for his immediate resignation), it being understood that it shall be in the Board of Directors’ sole discretion whether to accept or reject such resignation). The Purchasers agree to cause, and agree to cause their respective Affiliates to cause, any Purchaser Designee to resign from the Board of Directors if the applicable Purchaser Designee fails to resign if and when requested pursuant to this clause (i).

(j)                 In furtherance of the foregoing, as a condition to any Purchaser Designee being appointed or nominated by the Company for election to the Board of Directors pursuant to this Section 4.07, the Purchaser Designee shall tender to the Company an irrevocable resignation from the Board of Directors, in a form approved by the Company, that shall be effective upon the circumstances in which the Purchaser Designee is required to deliver his written resignation under this Agreement, or as may otherwise be required pursuant to the policies, procedures, processes, codes, rules, standards and guidelines applicable to all non-executive members of the Board of Directors (it being understood that it shall be in the Board of Directors’ sole discretion whether to accept or reject such resignation).

(k)               For the avoidance of doubt, notwithstanding anything in this Agreement or the Notes to the contrary, transferees of the Notes and/or the shares of Company Common Stock (other than Affiliates of the Purchasers who sign a Joinder) shall not have any rights pursuant to this Section 4.07.

(l)                 Subject to the terms of the Confidentiality Agreement, for so long as the Purchasers shall have the right to designate the Purchaser Designee for appointment or nomination by the Company for election to the Board of Directors pursuant to Section 4.07(a), the Company shall provide to the Purchasers, Silver Lake Technology Management, L.L.C. and certain other Purchaser Affiliates designated by the Purchasers and acceptable to the Company access to (i) any materials or documents provided by the Company to the Board of Directors or any committee of the Board of Directors on which any SLG Affiliated Director then serves substantially concurrently with the time such materials or documents are provided to the Board of Directors or such committee and (ii) access to the officers of the Company to discuss the Company’s affairs, finances, and accounts, during normal business hours, as may be reasonably requested by such Persons; provided that the Company shall not be obligated to provide materials, documents or information that it reasonably and in good faith considers to be a trade secret or the disclosure of which would reasonably be likely to jeopardize the attorney-client privilege between the Company and its counsel or violate applicable law.

(m)             To the fullest extent permitted by the DGCL and subject to any express agreement that may from time to time be in effect, the Company agrees that any Purchaser Designee, any SLG Affiliated Director, any Purchaser and any SLG Affiliate or any portfolio company thereof (collectively, “Covered Persons”) may, and shall have no duty not to, (i) invest in, carry on and conduct, whether directly, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director, stockholder, equityholder or investor in any person, or as a participant in any syndicate, pool, trust or association, any business of any kind, nature or description, whether or not such business is competitive with or in the same or similar lines of business as the Company or any of its Subsidiaries, (ii) do business with any client, customer, vendor or lessor of any of the Company or its Affiliates; and/or (iii) make investments in any kind of property in which the Company may make investments. To the fullest extent permitted by the DGCL, the Company renounces any interest or expectancy to participate in any business or investments of any Covered Person as currently conducted or as may be conducted in the future, and waives any claim against a Covered Person, and shall indemnify each Covered Person against any Losses incurred by such Covered Person, and any and all Losses to which such Covered Person may become subject to, as a result of, arising in connection with or relating to a Covered Person’s breach of any fiduciary duty solely by reason of such person’s participation in any such business or investment. The Company shall pay in advance any reasonable, out-of-pocket expenses incurred by a Covered Person in defense of any claim for which such Covered Person is, or would reasonably be, expected to be entitled to indemnification under this Section 4.07(m), except to the extent that a Covered Person is determined by a final, non-appealable order of a Delaware court having competent jurisdiction (or any other judgement which is not appealed in the applicable time) that such Covered Person is not entitled to indemnification under this Section 4.07(m), in which case the Purchasers shall promptly reimburse to the Company any such advanced expenses. The Company agrees that in the event that a Covered Person acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (x) the Covered Person outside of his or her capacity as a member of the Board of Directors and (y) the Company or its Subsidiaries, the Covered Person shall not have any duty to offer or communicate information regarding such corporate opportunity to the Company or its Subsidiaries. To the fullest extent permitted by the DGCL, the Company hereby renounces any interest or expectancy in any potential transaction or matter of which the Covered Person acquires knowledge, except for any corporate opportunity which is expressly offered to a Covered Person in writing solely in his or her capacity as a member of the Board of Directors, and waives any claim against each Covered Person, and shall indemnify each Covered Person against any Losses incurred by such Covered Person, and any and all Losses to which such Covered Person may become subject to, as a result of, arising in connection with or relating to a Covered Person’s breach of any fiduciary duty solely by reason of the fact that such Covered Person (A) pursues or acquires any corporate opportunity for its own account or the account of any Affiliate or other person, (B) directs, recommends, sells, assigns or otherwise transfers such corporate opportunity to another person or (C) does not communicate information regarding such corporate opportunity to the Company; provided, that, in each such case, that any corporate opportunity which is expressly offered to a Covered Person in writing solely in his or her capacity as a member of the Board of Directors shall belong to the Company. The Company shall pay in advance any reasonable, out-of-pocket expenses incurred by a Covered Person in defense of any claim for which such Covered Person is, or would reasonably be expected to be, entitled to indemnification under this Section 4.07(m), except to the extent that a Covered Person is determined by a final, non-appealable order of a Delaware court having competent jurisdiction (or any other judgement which is not appealed in the applicable time) that such Covered Person is not entitled to indemnification under this Section 4.07(m), in which case the Purchasers shall promptly reimburse to the Company any such advanced expenses.

(n)               Any SLG Affiliated Director, for so long as he or she serves on the Board of Directors, shall be entitled to compensation and reimbursement in connection with his or her service or participation on the Board of Directors consistent with the policies and practices of the Company generally applicable to independent members of the Board of Directors.

Section 4.08                    Voting. For so long as any Purchaser or any Purchaser Affiliate Beneficially Owns any shares of Company Common Stock (for all purposes of this Section 4.08, which shares of Company Common Stock have been issued upon conversion or repurchase by the Company of any of the Notes), each Purchaser shall and (to the extent necessary to comply with this Section 4.08) cause its Purchaser Affiliates to:

(a)               take such action at each meeting of the stockholders of the Company as may be required so that all shares of issued and outstanding Company Common Stock Beneficially Owned, directly or indirectly, by it and/or by any Purchaser Affiliate are voted in the same manner (“for,” “against,” “withheld,” “abstain” or otherwise) as recommended by the Board of Directors to the other holders of Company Common Stock (including with respect to director elections); and

(b)               be present, in person or by proxy, at all meetings of the stockholders of the Company so that all shares of issued and outstanding Company Common Stock Beneficially Owned by it or them from time to time may be counted for the purposes of determining the presence of a quorum and voted in accordance with Section 4.08(a) at such meetings (including at any adjournments or postponements thereof). The foregoing provision shall also apply to the execution by such persons of any written consent in lieu of a meeting of holders of shares of Company Common Stock.

Section 4.09                    Financing Cooperation. If requested by a Purchaser, the Company will provide the following cooperation in connection with such Purchaser obtaining any Permitted Loan: (i) subject to applicable law, using reasonable efforts to (A) remove any restrictive legends on certificates representing pledged Notes and depositing such pledged Notes in book entry form on the books of The Depository Trust Company when eligible to do so or (B) without limiting the generality of clause (A), if such Note is eligible for resale under Rule 144A, depositing such pledged Note in book entry form on the books of The Depository Trust Company or other depository with customary restrictive legends, (ii) if so requested by such lender or counterparty, as applicable, using commercially reasonable efforts to re-register the pledged Note in the name of the relevant lender, counterparty, custodian or similar party to a Permitted Loan, with respect to Permitted Loans solely as securities intermediary and only to the extent a Purchaser or its Affiliates continues to beneficially own such pledged Note, (iii) entering into an issuer agreement (an “Issuer Agreement”) with each lender in the form and substance substantially as attached hereto as Exhibit D, with such changes thereto as are reasonably requested by such lender and customary for similar financings and not inconsistent with the Company’s obligations under the Indenture and applicable law, (iv) entering into customary triparty agreements with each lender and any applicable Purchaser relating to the delivery of the Notes to the relevant lender for crediting to the relevant collateral accounts upon funding of the loan and payment of the purchase price including a right for such lender as a third party beneficiary of the Company’s obligation under Article II to issue the Notes upon payment of the purchase therefor in accordance with the terms of this Agreement and (v) such other cooperation and assistance as any Purchaser may reasonably request that will not unreasonably disrupt the operation of the Company’s business. Anything in the preceding sentence to the contrary notwithstanding, the Company’s obligation to deliver an Issuer Agreement is conditioned on (1) such Purchaser delivering to the Company a copy of the Permitted Loan to which the Issuer Agreement relates and (2) such Purchaser certifying to the Company in writing that (A) the loan agreement with respect to which the Issuer Agreement is being delivered constitutes a Permitted Loan being entered into in accordance with this Agreement, such Purchaser has pledged the Notes and/or the underlying shares of Common Stock as collateral to the lenders under such Permitted Loan and that the execution of such Permitted Loan and the terms thereof do not violate the terms of this Agreement, (B) to the extent applicable, whether the registration rights under Article V are being assigned to the lenders under that Permitted Loan, (C) an Event of Default (as defined in the Issuer Agreement) constitutes the circumstances under which the lenders under the Permitted Loan may foreclose on the Notes and/or the underlying shares of Company Common Stock and a Coverage Event constitutes circumstances under which such Purchaser may sell the Notes and/or the underlying shares of Company Common Stock in order to satisfy a margin call or repay a Permitted Loan, in each case to the extent necessary to satisfy a bona fide margin call on such Permitted Loan and that such provisions do not violate the terms of this Agreement and (D) such Purchaser acknowledges and agrees that the Company will be relying on such certificate when entering into the Issuer Agreement and any inaccuracy in such certificate will be deemed a breach of this Agreement. Each Purchaser acknowledges and agrees that the statements and agreements of the Company in an Issuer Agreement are solely for the benefit of the applicable lenders party thereto and that in any dispute between the Company and such Purchaser under this Agreement such Purchaser shall not be entitled to use the statements and agreements of the Company in an Issuer Agreement against the Company.

Section 4.10                    Certain Tax Matters. Notwithstanding anything herein to the contrary, the Company shall have the right to deduct and withhold from any payment or distribution made with respect to the Notes (or the issuance of shares of Company Common Stock upon conversion or repurchase by the Company of the Notes) such amounts as are required to be deducted or withheld with respect to the making of such payment or distribution (or issuance) under any applicable Tax law. To the extent that any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction or withholding was made. In the event the Company previously remitted any amounts to a Governmental Entity on account of Taxes required to be deducted or withheld in respect of any payment or distribution (or deemed distribution) on any Notes, the Company shall be entitled to offset any such amounts against any amounts otherwise payable in respect of such Notes (or the issuance of shares of Company Common Stock upon conversion or repurchase by the Company of the Notes). The parties hereto agree that for U.S. federal tax purposes, the Notes constitute indebtedness that are not “contingent payment debt instruments” described in Section 1.1275-4 of the U.S. Treasury Regulations and shall report consistently therewith.

Section 4.11                    Section 16 Matters. If the Company becomes a party to a consolidation, merger or other similar transaction that may result in a Purchaser, its Affiliates and/or any SLG Affiliated Director being deemed to have made an acquisition or disposition of equity securities of the Company or derivatives thereof for purposes of Section 16 of the Exchange Act, and if the SLG Affiliated Director is serving on the Board of Directors at such time or has served on the Board of Directors during the preceding six months (i) the Board of Directors will pre-approve such acquisition or disposition of equity securities of the Company or derivatives thereof for the express purpose of exempting such Purchaser’s, its Affiliates’ and any SLG Affiliated Director’s interests (to the extent such Purchaser or its Affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder and (ii) if the transaction involves (A) a merger or consolidation to which the Company is a party and the Company Common Stock is, in whole or in part, converted into or exchanged for equity securities of a different issuer, (B) a potential acquisition by such Purchaser, such Purchaser’s Affiliates, and/or any SLG Affiliated Director of equity securities of such other issuer or derivatives thereof and (C) an Affiliate or Associate or other designee of such Purchaser or its Affiliates will serve on the board of directors (or its equivalent) of such other issuer, then if the Company requires or controls whether that the other issuer pre-approve any acquisition of equity securities or derivatives thereof for the express purpose of exempting the interests of any director or officer of the Company or any of its subsidiaries in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder, the Company shall require that such other issuer pre-approve any such acquisitions of equity securities or derivatives thereof for the express purpose of exempting the interests of such Purchaser’s, its Affiliates’ and any SLG Affiliated Director’s (for such Purchaser and/or its Affiliates, to the extent such persons may be deemed to be “directors by deputization” of such other issuer) in such transactions from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 4.12                    D&O Indemnification / Insurance Priority Matters. Each SLG Affiliated Director shall be offered an indemnification agreement consistent with the form thereof previously furnished by the Company to other members of the Board of Directors. The Company acknowledges and agrees that any SLG Affiliated Director who is a partner, member, employee, or consultant of any member of SLG may have certain rights to indemnification, advancement of expenses and/or insurance provided by the applicable member of SLG (collectively, the “SLG Indemnitors”). The Company acknowledges and agrees that the Company shall be the indemnitor of first resort with respect to any indemnification, advancement of expenses and/or insurance provided in the Company’s certificate of incorporation, bylaws and/or indemnification agreement to any SLG Affiliated Director in his or her capacity as a director of the Company or any of its subsidiaries (such that the Company’s obligations to such indemnitees in their capacities as directors are primary and any obligation of the SLG Indemnitors to advance expenses or to provide indemnification or insurance for the same expenses or liabilities incurred by such indemnitees are secondary). Such indemnitees shall, in their capacities as directors, be entitled to all the rights to indemnification, advancement of expenses and entitled to insurance to the extent provided under (i) the certificate of incorporation and/or bylaws of the Company as in effect from time to time and/or (ii) such other agreement (including Section 5.05 hereof and the Services Agreement), if any, between the Company and such indemnitees, without regard to any rights such indemnitees may have against the SLG Indemnitors. No advancement or payment by the SLG Indemnitors on behalf of such indemnitees with respect to any claim for which such indemnitees have sought indemnification, advancement of expenses or insurance from the Company in their capacities as directors shall affect the foregoing and the SLG Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such indemnitees against the Company.

Section 4.13                    Conversion Price Matters. The Conversion Price on the Closing Date will equal $160.00 and the Conversion Rate on the Closing Date (the “Initial Conversion Rate”) shall be the quotient (rounded to four decimal places) of $1,000 divided by such Conversion Price; provided, that if any event shall occur between the date hereof and the Closing Date (inclusive) that would have resulted in an adjustment to the Conversion Rate pursuant to Article 13 of the Indenture if the Notes had been issued and outstanding since the date hereof, the Initial Conversion Rate and the number of Additional Shares set forth in Section 13.03(e) of the Indenture shall be adjusted in the same manner as would have been required by Article 13 of the Indenture if the Notes had been issued and outstanding since the date hereof and the Conversion Price, Initial Conversion Rate and the Additional Shares table included in the Indenture shall reflect such adjustment.

Section 4.14                    Other Matters. Each Purchaser agrees that (i) except in the case of a foreclosure under a Permitted Loan pursuant to which the lender thereunder is obligated to exchange the foreclosed interest in the SL Notes for a Security other than the SL Notes, such Purchaser and its Affiliates will only transfer their interests in the SL Notes to a Third Party if such Person receives such transferred interest in a Global Note other than the SL Notes and (ii) such Purchaser and its Affiliates may transfer an interest in the SL Notes to an Affiliate of such Purchaser and such Affiliate may continue to hold such transferred interest in the SL Notes solely to the extent that the Notes are transferable to such Affiliate under this Agreement.

Section 4.15                    Indemnification.

(a)       Each Purchaser, its Affiliates and their respective officers, directors, members, employees, managers, general partners and agents (each, an “Indemnitee”) shall be indemnified to the fullest extent permitted by law by the Company for any and all Losses to which such Indemnitees may become subject as a result of, arising in connection with, or relating to any actual or threatened claim, suit, action, arbitration, cause of action, complaint, allegation, criminal prosecution, investigation, inquiry, demand letter, or proceeding, whether at law or at equity, direct or derivative and whether public or private, before or by any Governmental Entity, any arbitrator or other tribunal (each, an “Action”) by any third party (including, without limitation, any stockholder of the Company or any regulator and regardless of whether such Action is against an Indemnitee) related to the Transactions; provided, that the Company will not be liable to indemnify any Indemnitee for any such Losses to the extent that such Losses (i) have resulted from a Purchaser’s breach of this Agreement or an Indemnitee’s breach of the Confidentiality Agreement, (ii) related to a Permitted Loan or other financing or hedging arrangement of such Purchaser or its Affiliates in connection with the applicable Purchaser’s or its Affiliates’ investment in the Notes or (iii) have resulted from an Indemnitee’s willful misconduct or fraud in connection with the Transactions. The parties agree, for the avoidance of doubt, that this Section 4.15 shall not apply to any matter for which indemnification is otherwise provided in Section 5.05.

(b)       Each Indemnitee shall give the Company prompt written notice (an “Indemnification Notice”) of any Action it has actual knowledge of that might give rise to Losses for which an Indemnitee would reasonably be likely to be entitled to indemnification under this Section 4.15, which notice shall set forth a description of those elements of such Action of which such Indemnitee has knowledge and promptly deliver to the Company any complaints such Action or other documents provided to such Indemnitee in connection with; provided, that any delay or failure to give such Indemnification Notice shall not affect the indemnification obligations of the Company hereunder except to the extent the Company is materially prejudiced by such delay or failure.

(c)       The Company shall have the right, exercisable by written notice to the applicable Indemnitee(s) within thirty (30) days of receipt of the applicable Indemnification Notice, to select counsel to defend and control the defense of any third party claim set forth in such Indemnification Notice and the Company shall pay all fees and expenses of such counsel; provided, that the Company shall not be entitled to so select counsel or control the defense of any claim to the extent that (i) such claim seeks primarily non-monetary or injunctive relief against the Indemnitee or alleges any violation of criminal law, (ii) the Company does not, subsequent to its assumption of such defense in accordance with this clause (c), conduct the defense of such claim in good faith, (iii) any of the Indemnitees reasonably determines upon the advice of counsel that representation of all such Indemnitees by the same counsel would be prohibited by applicable codes of professional conduct, or (iv) in the event that, based on the reasonable advice of counsel for the applicable Indemnitee(s), there are one or more material defenses available to the applicable Indemnitee(s) that are not available to other defendants. If the Company does not assume the defense of any third party claim in accordance with this clause (c), the applicable Indemnitee(s) may continue to defend such claim at the sole cost of the Company and the Company may still participate in, but not control, the defense of such third party claim at the Company’s sole cost and expense. In no event shall the Company, in connection with any Action or separate but substantially similar Actions arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnitees chosen by the applicable Purchaser together with its Affiliates, and one separate firm of local counsel, in addition to regular counsel, to the extent required in order to effectively defend the Action.

(d)       No Indemnitee shall consent to a settlement of, or the entry of any judgment arising from, any claim for which such Indemnitee is entitled to indemnification pursuant to this Section 4.15, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). Except with the prior written consent of the applicable Indemnitee(s), the Company, in the defense of any claim for which such Indemnitee is entitled to indemnification pursuant to this Section 4.15, shall not consent to the entry of any judgment or enter into any settlement that (i) provides for injunctive or other nonmonetary relief affecting any Indemnitee, (ii) does not include as an unconditional term thereof the giving by each claimant or plaintiff to each such Indemnitee(s) of an unconditional release of such Indemnitee(s) from all liability with respect to such Action or (iii) imposes any material burden on Indemnitee not fully indemnified hereunder. In any such third party claim where the Company has assumed control of the defense thereof pursuant to clause (c), the Company shall keep the applicable Indemnitee(s) reasonably informed as to the status of such claim at all stages thereof (including all settlement negotiations and offers), promptly submit to such Indemnitee(s) copies of all pleadings, responsive pleadings, motions and other similar legal documents and paper received or filed in connection therewith, permit such Indemnitee(s) and their respective counsels to confer with the Company and its counsel with respect to the conduct of the defense thereof, and permit such Indemnitee(s) and their respective counsel(s) a reasonable opportunity to review all legal papers to be submitted prior to their submission; provided that the Company shall not be obligated to provide materials, documents or information the disclosure of which would reasonably be likely to jeopardize the attorney-client privilege between the Company and its counsel or violate applicable law. Nothing in this Section 4.15(d) shall in any way limit, affect or otherwise modify an Indemnitee’s rights to indemnification under the Company’s certificate of incorporation, by-laws, any applicable policies of the Company or its Subsidiaries or any other agreement between the Indemnitee and the Company or its Subsidiaries.

Section 4.16        Par Value. While any Purchaser owns any Notes, the Company will not, without the consent of the Purchasers, increase the par value per share of the Company Common Stock to above $0.001 per share.

Section 4.17        Indenture Matters. Notwithstanding anything to the contrary provided in this Agreement or in the Indenture, the Company shall not make any adjustments to the Conversion Rate (as defined in the Indenture) if the holder of the Note selects the Conversion Rate Adjustment Exception (as defined in the Indenture) by participating in any transaction described in Section 13.04 of the Indenture in lieu of such adjustment and (iii) for so long as SLG collectively Beneficially Owns at least 50% of the Notes Beneficially Owned by SLG immediately following the Closing, the Company shall not make any amendment of supplement to the Indenture or the Securities (as defined in the Indenture) of a type to which the first sentence of Section 10.02 of the Indenture applies, without the written consent of the Purchasers.

Article V.

REGISTRATION RIGHTS

Section 5.01                    Registration Statement.

(a)       As soon as reasonably practicable after the issuance of the Notes, the Company will use reasonable efforts to prepare and file and use reasonable efforts to cause to be declared effective or otherwise become effective pursuant to the Securities Act in each case no later than the last day of the Lock-Up Period (the “Registration Date”) a Registration Statement or post-effective amendment to an existing Registration Statement in order to provide for resales of Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (subject to the availability of a Registration Statement on Form S-3 or any successor form thereto), which Registration Statement will (except to the extent the SEC objects in written comments upon the SEC’s review of such Registration Statement) include the Plan of Distribution. In addition, the Company will from time to time use reasonable efforts to file such additional Registration Statements to cover resales of any Registrable Securities that are not registered for resale pursuant to a pre-existing Registration Statement and will use its reasonable efforts to cause such Registration Statement to be declared effective or otherwise to become effective under the Securities Act and will use its reasonable efforts to keep the Registration Statement continuously effective under the Securities Act at all times until the Registration Termination Date. Any Registration Statement filed pursuant to this Article V shall cover only Registrable Securities, shall be on Form S-3 (or a successor form) if the Company is eligible to use such form and shall be an automatically effective Registration Statement if the Company is a WKSI.

(b)      Subject to the provisions of Section 5.02, the Company will use its reasonable efforts to keep the Registration Statement (or any replacement Registration Statement) continuously effective until the earlier of (such earlier date, the “Registration Termination Date”): (i) the date on which all Registrable Securities covered by the Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Registration Statement, (ii) there otherwise cease to be any Registrable Securities and (iii) if the Company consolidates or merges with or into any Person in a transaction that constitutes a Make-Whole Fundamental Change and the Company Common Stock is, in whole or in part, converted into or exchanged for securities of a different issuer and/or cash in a transaction that will constitute a Change in Control and the shares of Company Common Stock are delisted from Nasdaq.

(c)       From and after the date hereof until the Registration Termination Date, the Company shall use its reasonable efforts to maintain eligibility to be able to file and use a Registration Statement on Form S-3 (or any successor form thereto). Notwithstanding anything herein to the contrary, during such period of time from and after the Registration Date that the Company ceases to be eligible to file or use a Registration Statement on Form S-3 (or any successor form thereto), upon the written request of any holder or holders of Registrable Securities, the Company shall use its reasonable efforts to file a Registration Statement on Form S-1 (or any successor form) under the Securities Act covering the Registrable Securities of the requesting party or parties, as applicable, and use reasonable efforts to cause such Registration Statement to be declared effective pursuant to the Securities Act as soon as reasonably practicable after filing thereof. Each such written request must specify the amount and intended manner of disposition of such Registrable Securities; provided, that the minimum amount of such Registrable Securities shall be $100,000,000. Any Registration Statement required to be filed pursuant to this Section 5.01(c) shall not be required to cover Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. The obligations of the Company under this Section 5.01(c) shall not impact the obligations of the Company under Section 5.01(a) which shall continue to be in force.

Section 5.02                    Registration Limitations and Obligations.

(a)       Subject to Section 5.01, the Company will use reasonable efforts to prepare such supplements or amendments (including a post-effective amendment), if required by applicable law, to each applicable Registration Statement and file any other required document so that such Registration Statement will be Available at all times during the period for which such Registration Statement is, or is required pursuant to this Agreement to be, effective; provided, that no such supplement, amendment or filing will be required during a Blackout Period. Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the holders of Registrable Securities, to require such holders of Registrable Securities to suspend the use of the prospectus for sales of Registrable Securities under the Registration Statement during any Blackout Period; provided, if any Purchaser and/or any of its Affiliates is or are the only party or parties with rights under this Article V and an SLG Affiliated Director is serving on the Board of Directors, then no notice shall be required for a Blackout Period described in clause (i) of the definition thereof and all holders of Registrable Securities shall be deemed to have knowledge of such Blackout Period; provided, further, for purposes of this Section 5.02, the Company shall only be obligated to provide written notice to any holder or Beneficial Owner of Registrable Securities of any such Blackout Period if such holder or Beneficial Owner has specified in writing to the Company for purposes of receiving such notice such holder’s or Beneficial Owner’s address, contact and fax number information. No sales may be made under the applicable Registration Statement during any Blackout Period (with respect to clause (ii) of the definition thereof, of which the holders of Registrable Securities have or are deemed to have received notice). In the event of a Blackout Period under clause (ii) of the definition thereof, the Company shall (x) deliver to the holders of Registrable Securities a certificate signed by the chief executive officer, chief financial officer, general counsel or treasurer of the Company confirming that the conditions described in clause (ii) of the definition of Blackout Period are met, which certificate shall contain an approximation of the anticipated delay, and (y) notify each holder of Registrable Securities promptly upon each of the commencement and the termination of each Blackout Period, which notice of termination shall be delivered to each holder of Registrable Securities no later than the close of business of the last day of the Blackout Period. In connection with the expiration of any Blackout Period and without any further request from a holder of Registrable Securities, the Company to the extent necessary and as required by applicable law shall as promptly as reasonably practicable prepare supplements or amendments, including a post-effective amendment, to the Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that the Registration Statement will be Available. A Blackout Period described in clause (ii) of the definition thereof shall be deemed to have expired when the Company has notified the holders of Registrable Securities that the Blackout Period is over and the Registration Statement is Available. Notwithstanding anything in this Agreement to the contrary, the absence of an Available Registration Statement at any time from and after the Registration Date shall be considered a Blackout Period described in clause (ii) of the definition thereof and subject to the limitations therein, except to the extent such absence occurs during (and does not extend beyond) a Blackout Period described in clause (i) of the definition thereof. For avoidance of doubt, upon expiration of a Blackout Period described in clause (i) of the definition thereof, any additional duration of a Blackout Period will be deemed to a Blackout Period described in clause (ii) of the definition thereof and subject to the limitations therein.

(b)      At any time that a Registration Statement is effective and prior to the Registration Termination Date, if a holder of Registrable Securities delivers a notice to the Company (a “Take-Down Notice”) stating that it, together with any other Parties, intend to sell at least $100,000,000 in aggregate of Registrable Securities held by such holder and such other Parties (provided that, if the Purchasers and their Affiliates do not collectively own at least $100,000,000 of Registrable Securities, they shall be permitted to deliver a Take-Down Notice to sell all of the Registrable Securities held by them (but such amount may not in any case be less than $25,000,000 collectively of Registrable Securities), in each case, pursuant to the Registration Statement, then, the Company shall amend or supplement the Registration Statement as may be necessary and to the extent required by law so that the Registration Statement remains Available in order to enable such Registrable Securities to be distributed in an Underwritten Offering. In connection with any Underwritten Offering of Registrable Securities for which a holder delivers a Take-Down Notice and satisfies the dollar thresholds set forth in first sentence above, and where the Take-Down Notice contemplates marketing efforts not to exceed twenty-four (24) hours by the Company and the underwriters, the Company will use reasonable efforts to cooperate and make its senior officers available for participation in such marketing efforts (which marketing efforts will not, for the avoidance of doubt, include a “road show” requiring such officers to travel outside of the city in which they are primarily located). The holder of Registrable Securities that delivered the applicable Take-Down Notice shall select the underwriter(s) for each Underwritten Offering; provided that the managing underwriter(s) (if there is only one underwriter, such underwriter shall be deemed to be the managing underwriter) shall be reasonably acceptable to the Company. The Company shall select the counsel for the managing underwriter(s); provided that such counsel shall be reasonably acceptable to the underwriter(s) and the holder of Registrable Securities that delivered the applicable Take-Down Notice. Such holder shall determine the pricing of the Registrable Securities offered pursuant to any such Registration Statement, including the underwriting discount and fees payable by such holder to the underwriters in such Underwritten Offering. Such holder shall reasonably determine the timing of any such registration and sale. Such holder shall determine the applicable underwriting discount and other financial terms, and such holder of the Registrable Securities sold in the Underwritten Offering shall be solely responsible for all such discounts and fees payable to such underwriters in such Underwritten Offering. Without the consent of the applicable holder of Registrable Securities subject to an Underwritten Offering, no Underwritten Offering pursuant to this Agreement shall include any securities other than Registrable Securities.

(c)       Notwithstanding anything herein to the contrary, (i) if holders of Registrable Securities engage or propose to engage in a “distribution” (as defined in Regulation M under the Exchange Act) of Registrable Securities, such holders shall discuss the timing of such distribution with the Company reasonably prior to commencing such distribution, and (ii) such distribution must not be for less than $100,000,000 of Registrable Securities held by such holders (provided that, if collectively the Purchasers and their Affiliates do not own at least $100,000,000 of Registrable Securities, they shall be permitted to engage in such distribution with respect to all of the Registrable Securities held by them (for so long as they hold collectively at least $25,000,000 of Registrable Securities)).

(d)       In connection with a distribution of Registrable Securities in which the holders of Registrable Securities are selling an aggregate of at least $200,000,000 of Registrable Securities, the Company shall, to be extent requested by managing underwriter(s) of such a distribution, be subject to a restricted period of the same length of time as such holder agrees with the managing underwriter(s) (but not to exceed 90 days) during which the Company may not offer, sell or grant any option to purchase Company Common Stock (in the case of an offering of Company Common Stock or securities convertible or exchangeable for Company Common Stock) and any debt securities (in the case of an offering of debt securities) of the Company, subject to customary carve-outs that include, but are not limited to, (i) issuances pursuant to the Company’s employee or director stock plans and issuances of shares upon the exercise of options or other equity awards under such stock plans and (ii) in connection with acquisitions, joint ventures and other strategic transactions (subject to, in the case of this clause (ii), a limit not to exceed 10% of the Company’s then outstanding Company Common Stock).

(e)       In addition to the registration rights provided in this Section 5.02, holders of the Notes shall have analogous rights to sell such securities in a marketed offering under Rule 144A through one or more initial purchasers on a firm-commitment basis, on the terms, subject to the conditions and using procedures that are substantially equivalent to those specified in this Section 5.02 and Section 5.03, mutatis mutandis. The Company agrees to use its reasonable efforts to cooperate to effect any such sales under such Rule 144A; provided that nothing in this Section 5.02(e) shall impose any additional or more burdensome obligations on the Company than would apply under this Section 5.02 and Section 5.03, in each case, mutatis mutandis in respect of a registered Underwritten Offering, or require that the Company take any actions that it would not be required to take in a substantially similar Underwritten Offering of such Notes.

Section 5.03                    Registration Procedures.

(a)       If and whenever the Company is required to use reasonable efforts to effect the registration of any Registrable Securities under the Securities Act and in connection with any distribution of Registered Securities pursuant thereto as provided in this Agreement (including any sale referred to in any Take-Down Notice), the Company shall as promptly as reasonably practicable, subject to the other provisions of this Agreement:

(i)                 use reasonable efforts to prepare and file with the SEC a Registration Statement to effect such registration in accordance with the intended method or methods of distribution of such securities and thereafter use reasonable efforts to cause such Registration Statement to become and remain effective pursuant to the terms of this Article V; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the Registration Statement relating thereto; provided, further, that before filing such registration statement or any amendments or supplements thereto, including any prospectus supplements in connection with a sale referred to in a Take-Down Notice, the Company will furnish to the holders which are including Registrable Securities in such registration (“Selling Holders”) and the lead managing underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment (which comments will be considered in good faith by the Company) of the counsel (if any) to such holders and counsel (if any) to such underwriter(s), and other documents reasonably requested by any such counsel, including any comment letter from the SEC, and, if requested by any such counsel, provide such counsel and the lead managing underwriter(s), if any, reasonable opportunity to participate in the preparation of such Registration Statement and each prospectus (including any prospectus supplement) included or deemed included therein and such other opportunities to conduct a customary and reasonable due diligence investigation (in the context of a registered underwritten offering) of the Company, including reasonable access to (including responses to any reasonable inquiries by the lead managing underwriter(s) and their counsel) the Company’s books and records, officers, accountants and other advisors;

(ii)              at or before any Registration Statement is declared or otherwise becomes effective, qualify the Indenture under the Trust Indenture Act of 1939, as amended, and appoint a new trustee under the Indenture to the extent such qualification requires the appointment of a new trustee thereunder;

(iii)            prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary and to the extent required by applicable law to keep such Registration Statement effective and Available pursuant to the terms of this Article V;

(iv)             if requested by the lead managing underwriter(s), promptly include in a prospectus supplement or post-effective amendment such information as the lead managing underwriter(s), if any, and such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 5.03(a)(iv) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(v)               furnish to the Selling Holders and each underwriter, if any, of the securities being sold by such Selling Holders such number of conformed copies of such Registration Statement and of each amendment and supplement thereto, such number of copies of the prospectus and any prospectus supplement contained in or deemed part of such Registration Statement (including each preliminary prospectus supplement) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such Selling Holders and underwriter(s), if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Holders;

(vi)             use reasonable efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(vii)          use reasonable efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement;

(viii)        as promptly as practicable notify in writing the holders of Registrable Securities and the underwriters, if any, of the following events: (A) the filing of the Registration Statement, any amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective amendment to such Registration Statement or any Free Writing Prospectus utilized in connection therewith, and, with respect to such Registration Statement or any post-effective amendment thereto, when the same has become effective; (B) any request by the SEC or any other U.S. or state governmental authority for amendments or supplements to such Registration Statement or the prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings by any person for that purpose; (D) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; (E) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) related to such registration cease to be true and correct in any material respect; and (F) upon the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ix)             use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonable practicable date, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction wherein it would not but for the requirements of this clause (ix) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(x)               cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.; and

(xi)             prior to any public offering of Registrable Securities, use reasonable efforts to register or qualify or cooperate with the Selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the applicable state securities or “blue sky” laws of those jurisdictions within the United States as any holder reasonably requests in writing to keep each such registration or qualification (or exemption therefrom) effective until the Registration Termination Date; provided, that the Company will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction wherein it would not but for the requirements of this clause (xi) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(xii)          use reasonable efforts to cooperate with the holders to facilitate the timely preparation and delivery of certificates or book-entry securities representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates or book-entry securities shall be free, to the extent permitted by the Indenture and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such holders may request in writing; and in connection therewith, if required by the Company’s transfer agent, the Company will promptly after the effectiveness of the Registration Statement cause to be delivered to its transfer agent when and as required by such transfer agent from time to time, any authorizations, certificates, directions and other evidence required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement; and

(xiii)        agrees with each holder of Registrable Securities that, in connection with any Underwritten Offering or other resale pursuant to the Registration Statement in accordance with the terms hereof, it will use reasonable efforts to negotiate in good faith and execute all customary indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements (in each case on terms reasonably acceptable to the Company), including using reasonable efforts to procure customary legal opinions and auditor “comfort” letters.

(b)         The Company may require each Selling Holder and each underwriter, if any, to (i) furnish the Company in writing such information regarding each Selling Holder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing to complete or amend the information required by such Registration Statement and/or any other documents relating to such registered offering, and (ii) execute and deliver, or cause the execution or delivery of, and to perform under, or cause the performance under, any agreements and instruments reasonably requested by the Company to effectuate such registered offering, including, without limitation, opinions of counsel and questionnaires. If the Company requests that the holders of Registrable Securities take any of the actions referred to in this Section 5.03(b), such holders shall take such action promptly and as soon as reasonably practicable following the date of such request.

(c)         Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (B), (C), (D), (E) and (F) of Section 5.03(a)(viii), such Selling Holder shall forthwith discontinue such Selling Holder’s disposition of Registrable Securities pursuant to the applicable Registration Statement and prospectus relating thereto until such Selling Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus. The Company shall use reasonable efforts to cure the events described in clauses (B), (C), (D), (E) and (F) of Section 5.03(a)(viii) so that the use of the applicable prospectus may be resumed at the earliest reasonably practicable moment.

Section 5.04                    Expenses. The Company shall pay all Registration Expenses in connection with a registration pursuant to this Article V and any Rule 144A offering pursuant to Section 5.02(e), provided that each holder of Registrable Securities participating in an offering shall pay all applicable underwriting fees, discounts, selling commissions and similar charges.

Section 5.05                    Registration Indemnification.

(a)         The Company agrees, without limitation as to time, to indemnify and hold harmless, to the fullest extent permitted by law, each Selling Holder and its Affiliates and their respective officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Selling Holder or such other indemnified Person and the officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents of each such controlling Person, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such underwriter (collectively, the “Indemnified Persons”), from and against all losses, claims, damages, liabilities, costs, expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses), judgments, fines, penalties, charges and amounts paid in settlement (collectively, the “Losses”), as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus, in each case related to such Registration Statement, or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (without limitation of the preceding portions of this Section 5.05(a)) will reimburse each such Selling Holder, each of its Affiliates, and each of their respective officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents and each such Person who controls each such Selling Holder and the officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents of each such controlling Person, each such underwriter and each such Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability or action, except insofar as the same are caused by any information regarding a holder of Registrable Securities or underwriter furnished in writing to the Company by any such person or any selling holder or underwriter expressly for use therein.

(b)         In connection with any Registration Statement in which a Selling Holder is participating, without limitation as to time, each such Selling Holder shall, severally and not jointly, indemnify the Company, its directors and officers, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all Losses, as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of material fact contained in the Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (without limitation of the preceding portions of this Section 5.05(b)) will reimburse the Company, its directors and officers and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, Loss, damage, liability or action, in each case solely to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information regarding the Selling Holder furnished to the Company by such Selling Holder for inclusion in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto.

(c)         Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been actually and materially prejudiced by such failure to provide such notice on a timely basis.

(d)         In any case in which any such action is brought against any indemnified party, the indemnified party shall promptly notify in writing the indemnifying party of the commencement thereof, and the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and acknowledging the obligations of the indemnifying party with respect to such proceeding, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party and, as a result, a conflict of interest exists or (ii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or would reasonably be expected to be materially prejudiced by such delay, in either event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining one separate legal counsel (for the avoidance of doubt, for all indemnified parties in connection therewith)). For the avoidance of doubt, notwithstanding any such assumption by an indemnifying party, the indemnified party shall have the right to employ separate counsel in any such matter and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party except as provided in the previous sentence. An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (which consent shall not be unreasonably withheld, conditioned or delayed). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such claim or proceeding, (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (z) is settled solely for cash for which the indemnified party would be entitled to indemnification hereunder. The failure of an indemnified party to give notice to an indemnifying party of any action brought against such indemnified party shall not relieve the indemnifying party of its obligations or liabilities pursuant to this Agreement, except to the extent such failure adversely prejudices the indemnifying party.

(e)         The indemnification provided for under this Agreement shall survive the sale or other transfer of the Registrable Securities and the termination of this Agreement.

(f)          If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding any other provision of this Agreement, no holder of Registrable Securities shall be required to contribute, in the aggregate, any amount in excess of its net proceeds from the sale of the Registrable Securities subject to any actions or proceedings over the amount of any damages, indemnity or contribution that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation.

(g)         The indemnification and contribution agreements contained in this Section 5.05 are in addition to any liability that the indemnifying party may have to the indemnified party and do not limit other provisions of this Agreement that provide for indemnification.

Section 5.06                    Facilitation of Sales Pursuant to Rule 144. For as long as any Purchaser or its Affiliates or any lender for any Permitted Loan Beneficially Owns Notes or any Company Common Stock issued or issuable upon conversion thereof, to the extent it shall be required to do so under the Exchange Act, the Company shall use reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and submit all required Interactive Data Files (as defined in Rule 11 of Regulation S-T of the Commission), and shall use reasonable efforts to take such further necessary action as any holder of Subject Securities may reasonably request in connection with the removal of any restrictive legend on the Subject Securities being sold, all to the extent required from time to time to enable such holder to sell the Subject Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144.

Article VI.

MISCELLANEOUS

Section 6.01                    Survival of Representations and Warranties. All covenants and agreements contained herein, other than those which by their terms apply in whole or in part at or after the Closing (which shall survive the Closing), shall terminate as of the Closing, provided nothing herein shall relieve any party of liability for any breach of such covenant or agreement before it terminated. Except for the warranties and representations contained in clauses (a),(b), (c), (d) and (e) of Section 3.01 and the representations and warranties contained in Section 3.02, which shall survive the Closing indefinitely, the warranties and representations made herein shall survive for six (6) months following the Closing Date and shall then expire; provided that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representation or warranty to the extent that any good faith allegation of such inaccuracy or breach is made in writing prior to such expiration.

Section 6.02                    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, sent by overnight courier or sent via email (with receipt confirmed) as follows:

(a)        If to any Purchaser, to:

c/o Silver Lake
55 Hudson Yards
550 West 34th Street, 40th Floor
New York, New York 10001
Attention: Andrew J. Schader and Jennifer Gautier
Email: Andy.Schader@SilverLake.com;

           Jennifer.Gautier@SilverLake.com

With a copy (which shall not constitute actual or constructive notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Ave.

New York, NY 10021

Attention: Kenneth B. Wallach

   Sunny Cheong

Email: kwallach@stblaw.com,

           scheong@stblaw.com

(b)        If to the Company, to:

Splunk Inc.

270 Brannan Street

San Francisco, CA 94107

Attn:   Scott Morgan

Email:  smorgan@splunk.com

with a copy (which will not constitute actual or constructive notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road
Palo Alto, CA 94304
Attn:       Katherine Martin

Lisa Stimmell

Erik F. Franks

Email:     kmartin@wsgr.com

lstimmell@wsgr.com

efranks@wsgr.com

or to such other address or addresses as shall be designated in writing. All notices shall be deemed effective (a) when delivered personally (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise), (b) when sent by email (with written confirmation of receipt, by other than automatic means, whether electronic or otherwise) or (c) one (1) Business Day following the day sent by overnight courier.

Section 6.03                    Entire Agreement; Third Party Beneficiaries; Amendment. This Agreement, together with the Confidentiality Agreement, the Services Agreement, the Indenture and the Notes, sets forth the entire agreement between the parties hereto with respect to the Transactions, and are not intended to and shall not confer upon any person other than the parties hereto, their successors and permitted assigns any rights or remedies hereunder, provided that (i) Section 4.15 and Section 5.05 shall be for the benefit of and fully enforceable by each of the Indemnified Persons, (ii) Section 6.12 shall be for the benefit of and fully enforceable by each of the Specified Persons and (iii) one or more lenders under a Permitted Loan may be granted third party beneficiary rights in relation to the Company’s obligation under Article II to issue the Notes as set forth in Section 4.09. For the avoidance of doubt, that certain Mutual Non-Disclosure Agreement, dated as of June 15, 2021, between Splunk Inc. and Silver Lake Technology Management, L.L.C. is terminated and superseded in its entirety by the Confidentiality Agreement. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the parties hereto executed in the same manner as this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as a waiver thereof nor shall any single or partial exercise by any party of any right preclude any other or future exercise thereof or the exercise of any other right.

Section 6.04                    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute any original, but all of which together shall constitute one and the same document. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document will have the same effect as physical delivery of the paper document bearing the original signature. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 6.05                    Public Announcements. No press release or public announcement related to this Agreement or the transactions contemplated herein shall be issued or made by the Purchasers or their Affiliates without the prior written approval of the Company, unless required by law (based on the advice of counsel) in which case the Company shall have the right to review and reasonably comment on such press release, announcement or communication prior to issuance, distribution or publication. Notwithstanding the foregoing (but subject to the terms of the Confidentiality Agreement), the Purchasers and their Affiliates shall not be restricted from communicating with their respective investors and potential investors in connection with marketing, informational or reporting activities; provided that the recipient of such information is subject to a customary obligation to keep such information confidential. The Company may issue one or more press releases (which the Company shall provide to the Purchasers prior to issuance, distribution or publication and will consider the Purchasers’ reasonable comments) and may file this Agreement with the SEC and may provide information about the subject matter of this Agreement in connection with equity or debt issuances, share repurchases, or marketing, informational or reporting activities.

Section 6.06                    Expenses. Except as otherwise expressly provided herein, each party hereto shall bear its own costs and expenses (including attorneys’ fees) incurred in connection with this Agreement and the Transactions.

Section 6.07                    Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Company’s successors and assigns and each Purchaser’s successors and assigns, and no other person; provided, that neither the Company nor any Purchaser may assign its respective rights or delegate its respective obligations under this Agreement, whether by operation of law or otherwise, and any assignment by the Company or such Purchaser in contravention hereof shall be null and void; provided, that (i) substantially contemporaneously or at the Closing, any Purchaser may assign all of its rights and obligations under this Agreement and the Confidentiality Agreement or, in the case of this Agreement, any portion thereof, to one or more Affiliates who are U.S. Persons and who execute and deliver to the Company a Joinder and a duly completed and executed IRS Form W-9 and any such assignee who executes and delivers to the Company a Joinder shall be deemed a Purchaser hereunder and have all the rights and obligations of such Purchaser so assigned; provided that no such assignment will relieve such assigning Purchaser of its obligations hereunder or under the Confidentiality Agreement, (ii) any Affiliate of such Purchaser who after the Closing Date executes and delivers a Joinder and is a permitted transferee of any Notes or shares of Company Common Stock shall be deemed a Purchaser hereunder and have all the rights and obligations of such Purchaser or any portion thereof (as set forth in the Joinder), (iii) if the Company consolidates or merges with or into any Person and the Company Common Stock is, in whole or in part, converted into or exchange for securities of a different issuer in a transaction that does not constitute a Change in Control, then as a condition to such transaction the Company will cause such issuer to assume all of the Company’s rights and obligations under this Agreement in a written instrument delivered to such Purchaser, and (iv) the rights of a holder of Registrable Securities under Article V may be transferred but only together with Subject Securities (x) in a transfer of (1) Notes in an aggregate principal amount of at least $100,000,000 and (2) Common Stock or other Subject Securities issued or issuable upon conversion or repurchase by the Company of at least $100,000,000 in aggregate principal amount of Notes, (y) to an Affiliate of the transferor that executes and delivers to the Company a Joinder (subject to 4.02(a)), or (z) to a lender in connection with a Permitted Loan. For the avoidance of doubt, no Third Party to whom any of the Notes or shares of Company Common Shares are transferred shall have any rights or obligations under this Agreement except (and then only to the extent of) any rights and obligations under Article V to the extent transferable in accordance with this Section 6.07. Notwithstanding anything to the contrary set forth herein, a Purchaser may without the consent of any other party grant powers of attorney, operative only upon an event of default of the Company in respect of its obligations under Article II to issue the Notes upon payment of the purchase price therefor in accordance with the terms of this Agreement (including satisfaction of the conditions set forth in Section 2.02(d)), to any lender under any Permitted Loan to act on behalf of such Purchaser to enforce such obligation.

Section 6.08                    Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)               This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 6.08(a), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 6.02 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

(b)               EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 6.08.

Section 6.09                    Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect provided that the economic and legal substance of, any of the Transactions is not affected in any manner materially adverse to any party. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

Section 6.10                    Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party agrees that in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it, whether in law or equity) to obtain (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 6.11                    Headings. The headings of Articles and Sections contained in this Agreement are for reference purposes only and are not part of this Agreement.

Section 6.12                    Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against the entities that are expressly named as parties hereto and their respective successors and assigns (including any Person that executes and delivers a Joinder). Except as set forth in the immediately preceding sentence, no past, present or future director, officer, employee, incorporator, member, partners, stockholder, Affiliate, agent, attorney or representative of any party hereto (collectively, the “Specified Persons”) shall have any liability for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. All obligations of any Purchaser hereunder shall be several obligations of such Purchaser and, for the avoidance of doubt, not joint or joint and several obligations.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

SPLUNK INC.

By:	/s/ Doulas S. Merritt
Name: Doulas S. Merritt
Title: President and Chief Executive Officer

[Signature Page to Investment Agreement]

SILVER LAKE ALPINE, L.P.

By:	SILVER LAKE ALPINE ASSOCIATES, L.P., its general partner

By:	SLAA (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Ken Hao
Name: Ken Hao
Title: Managing Director

SILVER LAKE ALPINE (OFFSHORE MASTER), L.P.

By:	SILVER LAKE ALPINE ASSOCIATES, L.P., its general partner

By:	SLAA (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Ken Hao
Name: Ken Hao
Title: Managing Director

[Signature Page to Investment Agreement]

SILVER LAKE PARTNERS VI, L.P.

By:	SILVER LAKE TECHNOLOGY ASSOCIATES VI, L.P., its general partner

By:	SLTA VI (GP), L.L.C., its general partner

By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Ken Hao
Name: Ken Hao
Title: Managing Director

[Signature Page to Investment Agreement]

SCHEDULE I

PURCHASERS

Purchaser	Principal Amount of Notes
Silver Lake Alpine, L.P.	$100,320,000
Silver Lake Alpine (Offshore Master), L.P.	$99,680,000
Silver Lake Partners VI, L.P.	$800,000,000
Total	$1,000,000,000

EXHIBIT A

FORM OF NOTE

EXHIBIT A

[FORM OF FACE OF NOTE]

[INCLUDE FOLLOWING LEGEND IF A GLOBAL NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY]

[THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2) AGREES FOR THE BENEFIT OF SPLUNK INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

A-1

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

[THIS SECURITY IS A SL NOTE WITHIN THE MEANING OF THE INDENTURE]

A-2

Splunk Inc.

0.75% Convertible Senior Note due 2026

No. RA-[_]	Initially $[●]

CUSIP No. [__________]

ISIN No. [_____________]

Splunk Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum as set forth in the “Schedule of Exchanges of Notes” attached hereto, which amount, taken together with the principal amounts of all other outstanding Notes, shall not, unless permitted by the Indenture, exceed $1,000,000,000 in aggregate at any time, in accordance with the rules and procedures of the Depositary, on July 15, 2026 and interest thereon as set forth below.

This Note shall bear interest at the rate of 0.75% per year from [●], 2021, or from the most recent date to which interest has been paid or provided for to, but excluding, the next scheduled Interest Payment Date until July 15, 2026. Accrued interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of actual days elapsed over a 30-day month. Interest is payable semi-annually in arrears on each January 15 and July 15, commencing on January 15, 2022, to Holders of record at the close of business on the preceding January 1 and July 1 (whether or not such day is a Business Day), respectively. Additional Interest will be payable as set forth in Section 6.03 of the within-mentioned Indenture, and any reference to interest on, or in respect of, any Note therein shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to Section 6.03, and any express mention of the payment of Additional Interest in any provision therein shall not be construed as excluding Additional Interest in those provisions thereof where such express mention is not made.

Any Defaulted Amounts shall accrue interest per annum at the rate borne by the Notes, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts shall have been paid by the Company, at its election, in accordance with Section 2.03(c) of the Indenture.

The Company shall pay the principal of and interest on this Note, if and so long as such Note is a Global Note, in immediately available funds in lawful money of the United States at the time to the Depositary or its nominee, as the case may be, as the registered Holder of such Note. As provided in and subject to the provisions of the Indenture, the Company shall pay the principal of any Notes (other than Notes that are Global Notes) at the office or agency designated by the Company for that purpose. The Company has initially designated the Trustee as its Paying Agent and Note Registrar in respect of the Notes and its Corporate Trust Office, as a place where Notes may be presented for payment or for registration of transfer and exchange.

A-3

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, on the terms and subject to the limitations set forth in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York.

In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control and govern.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

[Remainder of page intentionally left blank]

A-4

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SPLUNK INC.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION
as Trustee, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

Splunk Inc.

0.75% Convertible Senior Note due 2026

This Note is one of a duly authorized issue of Notes of the Company, designated as its 0.75% Convertible Senior Notes due 2026 (the “Notes”), initially limited to the aggregate principal amount of $1,000,000,000 all issued or to be issued under and pursuant to an Indenture dated as of [●], 2021 (as amended or supplemented from time to time in accordance with its terms, the “Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture.

In case certain Events of Default shall have occurred and be continuing, the principal of, and interest on, all Notes may be declared, by either the Trustee or Holders of at least 25% in aggregate principal amount of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture.

Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date, the Redemption Price on the Redemption Date and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver, as the case may be, the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) of, accrued and unpaid interest on, and the consideration due upon conversion of, this Note at the place, at the respective times, at the rate and in the lawful money herein prescribed.

The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without payment of any service charge but, if required by the Company or Trustee, with payment of a sum sufficient to cover any transfer or similar tax that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange.

The Notes are not subject to redemption prior to July 20, 2024. The Notes shall be redeemable at the Company’s option on or after July 20, 2024 in accordance with the terms and subject to the conditions specified in the Indenture. No sinking fund is provided for the Notes.

Upon the occurrence of a Fundamental Change (other than an Exempted Fundamental Change) prior to the Maturity Date, the Holder has the right, at such Holder’s option exercised in the manner specified in the Indenture, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price.

Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, prior to the close of business on the Scheduled Trading Day immediately preceding the Maturity Date, to convert any Notes or portion thereof that is $1,000 or an integral multiple thereof, into, at the Company’s election, cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, as set forth in the Indenture at the Conversion Rate specified in the Indenture and as adjusted from time to time as provided in the Indenture.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM = as tenants in common

UNIF GIFT MIN ACT = Uniform Gifts to Minors Act

CUST = Custodian

TEN ENT = as tenants by the entireties

JT TEN = joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

SCHEDULE A

SCHEDULE OF EXCHANGES OF NOTES

Splunk Inc.
0.75% Convertible Senior Notes due 2026

The initial principal amount of this Global Note is [_____________________] DOLLARS ($[_______]). The following increases or decreases in this Global Note have been made:

Date of exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

ATTACHMENT 1

[FORM OF NOTICE OF CONVERSION]

To: Splunk Inc.

To: U.S. Bank National Association

[Trustee Address]

Attention: Splunk Inc. Administrator

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into, at the Company’s election, cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 13.02(d) and Section 13.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed

by an eligible Guarantor Institution

(banks, stock brokers, savings and

loan associations and credit unions)

with membership in an approved

signature guarantee medallion program

pursuant to Securities and Exchange

Commission Rule 17Ad-15 if shares

of Common Stock are to be issued, or

Notes are to be delivered, other than

to and in the name of the registered holder.

1

Fill in for registration of shares if

to be issued, and Notes if to

be delivered, other than to and in the

name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal amount to be converted (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer
Identification Number

2

ATTACHMENT 2

[FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE]

To: Splunk Inc.

To: U.S. Bank National Association

[Trustee Address]

Attention: Splunk Inc. Administrator

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Splunk Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 14.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated: _____________________

________________________________

Signature(s)

_________________________

Social Security or Other Taxpayer
Identification Number

Principal amount to be repurchased (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

1

ATTACHMENT 3

[FORM OF ASSIGNMENT AND TRANSFER]

To: U.S. Bank National Association

as Trustee and Registrar

[Trustee Address]

Attention: Splunk Inc. Administrator

For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Note on the books of Splunk Inc. (the “Company”), with full power of substitution in the premises.

In connection with any transfer of the within Note occurring prior to the Resale Restriction Termination Date, as defined in the Indenture governing such Note, the undersigned confirms that such Note is being transferred:

☐ To the Company or a subsidiary thereof; or

☐ Pursuant to a registration statement that has become or been declared effective under the Securities Act of 1933, as amended; or

☐ Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

☐ Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended, or any other available exemption from the registration requirements of the Securities Act of 1933, as amended.

☐ If such Note is a SL Note, pursuant to and in accordance with Section 6.07 of the Investment Agreement to (i) a Purchaser’s Affiliate that executes and delivers to the Company a Joinder becoming a Purchaser party to the Investment Agreement and the Confidentiality Agreement and a duly completed and executed IRS Form W-9 (or a substantially equivalent form) or (ii) the Company or any of its Subsidiaries. Capitalized terms used in clauses (i) and (ii) of this paragraph but not defined in the Indenture shall have the meanings ascribed to such terms in the Investment Agreement.

1

Dated: ________________________

_____________________________________

_____________________________________

Signature(s)

_____________________________________

Signature Guarantee

Signature(s) must be guaranteed by an
eligible Guarantor Institution (banks, stock
brokers, savings and loan associations and
credit unions) with membership in an approved
signature guarantee medallion program pursuant
to Securities and Exchange Commission
Rule 17Ad-15 if Notes are to be delivered, other
than to and in the name of the registered holder.

NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

2

EXHIBIT B

FORM OF INDENTURE

EXHIBIT B

SPLUNK INC.

AND

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

INDENTURE

Dated as of [●], 2021

0.75% Convertible Senior Notes due 2026

TABLE OF CONTENTS

i

EXHIBIT

Exhibit A	Form of Note	A-1

v

INDENTURE, dated as of [●], 2021, between SPLUNK INC., a Delaware corporation, as issuer (the “Company”, as more fully set forth in Section 1.01) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”, as more fully set forth in Section 1.01).

W I T N E S S E T H:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 0.75% Convertible Senior Notes due 2026 (the “Notes”), initially in an aggregate principal amount not to exceed $1,000,000,000, and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Conversion, the Form of Fundamental Change Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms hereinafter provided; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows:

DEFINITIONS

Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

“Additional Interest” means all amounts, if any, payable pursuant to Section 6.03.

“Additional Shares” shall have the meaning specified in Section 13.03(a).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act for it hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity.

“Cash Settlement” shall have the meaning specified in Section 13.02(a).

“Clause A Distribution” shall have the meaning specified in Section 13.04(c).

“Clause B Distribution” shall have the meaning specified in Section 13.04(c).

“Clause C Distribution” shall have the meaning specified in Section 13.04(c).

“close of business” means 5:00 p.m. (New York City time).

“Combination Settlement” shall have the meaning specified in Section 13.02(a).

“Commission” means the U.S. Securities and Exchange Commission.

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

“Common Stock” means the common stock of the Company, par value $0.001 per share, at the date of this Indenture, subject to Section 13.07.

“Company” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article 11, shall include its successors and assigns.

“Company Order” means a written order of the Company signed by any of its Officers and delivered to the Trustee.

“Conversion Agent” shall have the meaning specified in Section 4.02.

“Conversion Date” shall have the meaning specified in Section 13.02(c).

“Conversion Obligation” shall have the meaning specified in Section 13.01.

“Conversion Price” means as of any time, $1,000, divided by the Conversion Rate as of such time.

“Conversion Rate” shall have the meaning specified in Section 13.01.

“Corporate Trust Office” means the designated office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at [____________]1, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the designated corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

“Custodian” means the Trustee, as custodian for The Depository Trust Company, with respect to the Global Notes, or any successor entity appointed by the Company as custodian for the Depositary under this Indenture.

“Daily Conversion Value” means, for each of the 30 consecutive Trading Days during the Observation Period, one-thirtieth (1/30) of the product of (a) the Conversion Rate on such Trading Day and (b) the Daily VWAP for such Trading Day.

“Daily Measurement Value” means the Specified Dollar Amount (if any), divided by 30.

1 NTD: Trustee to provide.

“Daily Settlement Amount,” for each of the 30 consecutive Trading Days during the Observation Period, shall consist of:

(a)       cash in an amount equal to the lesser of (i) the Daily Measurement Value and (ii) the Daily Conversion Value on such Trading Day; and

(b)       if the Daily Conversion Value on such Trading Day exceeds the Daily Measurement Value, a number of shares of Common Stock equal to (i) the difference between the Daily Conversion Value and the Daily Measurement Value, divided by (ii) the Daily VWAP for such Trading Day.

“Daily VWAP” means, for each of the 30 consecutive Trading Days during the relevant Observation Period, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “SPLK <equity> AQR” (or its equivalent successor if such Bloomberg page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day reasonably determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

“Defaulted Amounts” means any amounts on any Note (including, without limitation, the Fundamental Change Repurchase Price, the Redemption Price, principal and interest) that are payable but are not punctually paid or duly provided for.

“Depositary” means, with respect to each Global Note, the Person specified in Section 2.05(c) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor.

“Designated Institution” shall have the meaning specified in Section 13.12.

“Distributed Property” shall have the meaning specified in Section 13.04(c).

“Domestic Subsidiary” means a Wholly Owned Subsidiary of the Company that is a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia.

“Effective Date” shall have the meaning specified in Section 13.03(c), except that, as used in Section 13.04 and Section 13.05, “Effective Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Event of Default” shall have the meaning specified in Section 6.01.

“Ex-Dividend Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempted Fundamental Change” shall have the meaning specified in Section 14.02(e).

“Form of Assignment and Transfer” shall mean the “Form of Assignment and Transfer” attached as Attachment 3 to the Form of Note attached hereto as Exhibit A.

“Form of Fundamental Change Repurchase Notice” shall mean the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to the Form of Note attached hereto as Exhibit A.

“Form of Note” shall mean the “Form of Note” attached hereto as Exhibit A.

“Form of Notice of Conversion” shall mean the “Form of Notice of Conversion” attached as Attachment 1 to the Form of Note attached hereto as Exhibit A.

“Fundamental Change” shall be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs:

(a)       except in connection with transactions described in clause (b) below, a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, its direct or indirect Wholly Owned Subsidiaries and the employee benefit plans of the Company and its Wholly Owned Subsidiaries, files a Schedule TO (or any successor schedule, form or report) or any schedule, form or report under the Exchange Act that discloses that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of Common Equity of the Company representing more than 50% of the voting power of the Common Equity of the Company, unless such beneficial ownership arises solely as a result of a revocable proxy delivered in response to a public proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act and is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act regardless of whether such a filing has actually been made; provided that no person or group shall be deemed to be the beneficial owner of any securities tendered pursuant to a tender or exchange offer made by or on behalf of such “person” or “group” until such tendered securities are accepted for purchase or exchange under such offer;

(b)       the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than a change to par value, or from par value to no par value, or changes resulting from a subdivision or combination) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one or more of the Company’s direct or indirect Wholly Owned Subsidiaries; provided, however, that a transaction described in clause (A) or clause (B) in which the holders of all classes of the Company’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b);

(c)       the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

(d)       the Common Stock (or other common stock underlying the Notes) ceases to be listed or quoted on any of The New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors);

provided, however, that a transaction or transactions described in clause (b) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by the common stockholders of the Company, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions the Notes become convertible into such consideration, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights (subject to the provisions of Section 13.07). If any transaction in which the Common Stock is replaced by the common stock or other Common Equity of another entity occurs, following completion of any related Make-Whole Fundamental Change Period (or, in the case of a transaction that would have been a Fundamental Change or a Make-Whole Fundamental Change but for the proviso immediately following clause (d) of this definition, following the effective date of such transaction), references to the Company in this definition shall instead be references to such other entity.

“Fundamental Change Company Notice” shall have the meaning specified in Section 14.02(c).

“Fundamental Change Repurchase Date” shall have the meaning specified in Section 14.02(a).

“Fundamental Change Repurchase Notice” shall have the meaning specified in Section 14.02(b)(i).

“Fundamental Change Repurchase Price” shall have the meaning specified in Section 14.02(a).

“given,” with respect to any notice to be given to a Holder pursuant to this Indenture, shall mean notice (x) given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depositary (in the case of a Global Note) or (y) mailed to such Holder by first class mail, postage prepaid, at its address as it appears on the Note Register, in each case in accordance with Section 16.03. Notice so “given” shall be deemed to include any notice to be “mailed” or “delivered,” as applicable, under this Indenture.

“Global Note” shall have the meaning specified in Section 2.05(b).

“Holder,” as applied to any Note, or other similar terms (but excluding the term “beneficial holder”), shall mean any Person in whose name at the time a particular Note is registered on the Note Register.

“Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

“Interest Payment Date” means each January 15 and July 15 of each year, beginning on January 15, 2022.

“Investment Agreement” means the Investment Agreement, dated as of June 22, 2021, by and among the Company and the several purchasers party thereto.

“Issue Date” means [●], 2021.

“Last Reported Sale Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of regular trading session hours.

“Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change (as defined above and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (b) of the definition thereof).

“Make-Whole Fundamental Change Period” shall have the meaning specified in Section 13.03(a)

“Market Disruption Event” means, for the purposes of determining amounts due upon conversion (a) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts traded on any U.S. exchange relating to the Common Stock.

“Maturity Date” means July 15, 2026.

“Merger Event” shall have the meaning specified in Section 13.07(a).

“Note” or “Notes” shall have the meaning specified in the first paragraph of the recitals of this Indenture.

“Note Register” shall have the meaning specified in Section 2.05(a).

“Note Registrar” shall have the meaning specified in Section 2.05(a).

“Notice of Conversion” shall have the meaning specified in Section 13.02(b).

“Observation Period” with respect to any Note (other than a SL Note) surrendered for conversion means: (i) subject to clause (ii), if the relevant Conversion Date occurs prior to April 15, 2026, the 30 consecutive Trading Day period beginning on, and including, the second Trading Day immediately succeeding such Conversion Date; (ii) if the relevant Conversion Date occurs during a Redemption Period, the 30 consecutive Trading Days beginning on, and including, the 31st Scheduled Trading Day immediately preceding such Redemption Date; and (iii) subject to clause (ii), if the relevant Conversion Date occurs on or after April 15, 2026, the 30 consecutive Trading Days beginning on, and including, the 31st Scheduled Trading Day immediately preceding the Maturity Date; and, with respect to SL Notes, has the meaning set forth in Section 13.02(a)(v).

“Officer” means, with respect to the Company, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Operating Officer, the Chief Legal Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Officer’s Certificate,” when used with respect to the Company, means a certificate that is delivered to the Trustee and that is signed by an Officer of the Company. Each such certificate shall include the statements provided for in Section 16.05 if and to the extent required by the provisions of such Section. The Officer giving an Officer’s Certificate pursuant to Section 4.08 shall be the principal executive, financial or accounting officer of the Company.

“open of business” means 9:00 a.m. (New York City time).

“Opinion of Counsel” means an opinion in writing, signed by legal counsel who is reasonably satisfactory to the Trustee, who may be an employee of or counsel to the Company, that is delivered to the Trustee, which opinion may contain customary exceptions and qualifications as to the matters set forth therein. Each such opinion shall include the statements provided for in Section 16.05 if and to the extent required by the provisions of such Section 16.05.

“Optional Redemption” shall have the meaning specified in Section 15.01.

“outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

(a)       Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation;

(b)       Notes, or portions thereof, that have become due and payable and in respect of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent);

(c)       Notes that have been paid pursuant to Section 2.06 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.06 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course;

(d)       Notes converted pursuant to Article 13 and required to be canceled pursuant to Section 2.08;

(e)       Notes redeemed pursuant to Article 15; and

(f)       Notes repurchased by the Company pursuant to the penultimate sentence of Section 2.10 and cancelled by the Trustee.

“Paying Agent” shall have the meaning specified in Section 4.02.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Physical Notes” means permanent certificated Notes in registered form issued in denominations of $1,000 principal amount and integral multiples thereof.

“Physical Settlement” shall have the meaning specified in Section 13.02(a).

“Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of or in exchange for a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces.

“Redemption Date” shall have the meaning specified in Section 15.02.

“Redemption Notice” shall have the meaning specified in Section 15.02.

“Redemption Notice Date” shall have the meaning specified in Section 15.01.

“Redemption Period” means the period beginning on, and including, the date the Company delivers a Redemption Notice to the close of business on the Scheduled Trading Day immediately preceding the related Redemption Date (or, if the Company defaults in the payment of the Redemption Price, such later date on which the Redemption Price has been paid or duly provided for).

“Redemption Price” means, for any Notes to be redeemed pursuant to Section 15.01, 100% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (unless the Redemption Date falls after a Regular Record Date but on or prior to the immediately succeeding Interest Payment Date, in which case interest accrued to the Interest Payment Date will be paid by the Company to Holders of record of such Notes as of the close of business on such Regular Record Date, and the Redemption Price will be equal to 100% of the principal amount of such Notes).

“Reference Property” shall have the meaning specified in Section 13.07(a).

“Regular Record Date,” with respect to any Interest Payment Date, shall mean the January 1 or July 1 (whether or not such day is a Business Day) immediately preceding the applicable January 15 or July 15 Interest Payment Date, respectively.

“Resale Restriction Termination Date” shall have the meaning specified in Section 2.05(c).

“Responsible Officer” means, when used with respect to the Trustee, any officer at the Corporate Trust Office who shall have direct responsibility for the administration of this Indenture, and also means any officer of the Trustee to whom any corporate trust matter relating to this Indenture is referred because of such person's knowledge of and familiarity with the particular subject.

“Restricted Global Note” means a Global Note that is required to bear the legend set forth in Section 2.05(d).

“Restricted Securities” shall have the meaning specified in Section 2.05(c).

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Rule 144A” means Rule 144A as promulgated under the Securities Act.

“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Settlement Amount” has the meaning specified in Section 13.02(a)(iv).

“Settlement Method” means, with respect to any conversion of Notes, Physical Settlement, Cash Settlement or Combination Settlement, (i) for purposes of Article 15 only, as elected by the Holder in the SL Election Notice and (ii) as elected (or deemed to have been elected) by the Company.

“Settlement Notice” has the meaning specified in Section 13.02(a)(iii).

“Significant Subsidiary” means a Subsidiary of the Company that is a “significant subsidiary” as defined in Article 1, Rule 1-02(w) of Regulation S-X (or any successor rule) promulgated by the Commission; provided that, in the case of a Subsidiary that meets the criteria of clause (3) of the definition thereof but not clause (1) or (2) thereof, such Subsidiary shall be deemed not to be a Significant Subsidiary unless the Subsidiary’s income (or loss) from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle exclusive of amounts attributable to any non-controlling interests for the last completed fiscal year prior to the date of such determination exceeds $75,000,000. For the avoidance of doubt, to the extent any such Subsidiary would not be deemed to be a “significant subsidiary” under the relevant definition set forth in Article 1, Rule 1-02(w) of Regulation S-X (or any successor rule) as in effect on the relevant date of determination, such Subsidiary shall not be deemed to be a Significant Subsidiary under this Indenture irrespective of whether such Subsidiary has greater than $75,000,000 in income (loss) from continuing operations as described in the immediately preceding sentence.

“SL Global Notes” means the Global Notes issued and authenticated on the Issue Date with an initial balance of $1,000,000,000 and identified by the CUSIP and ISIN numbers set forth in Section 2.13.

“SL Notes” means any SL Global Notes or any temporary Notes or Physical Notes issued in exchange for beneficial interests in a SL Global Note.

“SL Election Notice” shall have the meaning specified in Section 13.02(a)(v).

“SL Settlement Notice” shall have the meaning specified in Section 13.02(a)(v).

“Specified Dollar Amount” means the maximum cash amount per $1,000 principal amount of Notes to be received upon conversion as specified (or deemed specified pursuant to this Indenture) in the Settlement Notice related to any converted Notes.

“Spin-Off” shall have the meaning specified in Section 13.04(c).

“Stock Price” shall have the meaning specified in Section 13.03(c).

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Successor Company” shall have the meaning specified in Section 11.01(a).

“Trading Day” means, except for determining amounts due upon conversion, a day on which (i) trading in the Common Stock (or other security for which a closing sale price must be determined) generally occurs on the Nasdaq Global Select Market or, if the Common Stock (or such other security) is not then listed on the Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Common Stock (or such other security) is then listed or, if the Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock (or such other security) is then traded and (ii) a Last Reported Sale Price for the Common Stock (or closing sale price for such other security) is available on such securities exchange or market; provided that if the Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day; and provided, further, that for purposes of determining amounts due upon conversion only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) trading in the Common Stock generally occurs on the Nasdaq Global Select Market or, if the Common Stock is not then listed on the Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “Trading Day” means a Business Day.

“transfer” shall have the meaning specified in Section 2.05(c).

“Trigger Event” shall have the meaning specified in Section 13.04(c).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.

“unit of Reference Property” shall have the meaning specified in Section 13.07(a).

“Unrestricted Global Note” means a Global Note that is not required to bear the legend set forth in Section 2.05(d).

“Valuation Period” shall have the meaning specified in Section 13.04(c).

“Wholly Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%” (except for director qualifying shares or similar requirements).

Section 1.02. References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Note in this Indenture shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to Section 6.03. Unless the context otherwise requires, any express mention of Additional Interest in any provision hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

Issue, Description, Execution, Registration and Exchange of Notes

Section 2.01. Designation and Amount. The Notes shall be designated as the “0.75% Convertible Senior Notes due 2026.” The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to $1,000,000,000, except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes to the extent expressly permitted hereunder.

Section 2.02. Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian or the Depositary, or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, cancellations, conversions, transfers, exchanges or issuances of additional Notes permitted hereby (to the extent such issuances are fungible with the Notes represented by such Global Note for U.S. federal income tax and securities law purposes). Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, and accrued and unpaid interest on, a Global Note shall be made to the Holder of such Note on the date of payment, unless a record date or other means of determining Holders eligible to receive payment is provided for herein.

Section 2.03. Date and Denomination of Notes; Payments of Interest and Defaulted Amounts. (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear interest from the date specified on the face of such Note. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month.

(b)            The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. Interest shall be payable at the office or agency of the Company maintained by the Company for such purposes in the United States of America, which shall initially be the Corporate Trust Office, or any other office or agency located in the United States of America so designated by the Trustee. The Company shall pay interest (i) on any Physical Notes (A) to Holders holding Physical Notes having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of these Notes at their address as it appears in the Note Register and (B) to Holders holding Physical Notes having an aggregate principal amount of more than $5,000,000, either by check mailed to each such Holder or, upon application by such a Holder to the Note Registrar not later than the relevant Regular Record Date, by wire transfer in immediately available funds to that Holder’s account within the United States, which application shall remain in effect until the Holder notifies, in writing, the Note Registrar to the contrary or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

(c)            Any Defaulted Amounts shall forthwith cease to be payable to the Holder on the relevant payment date but shall accrue interest per annum at the rate borne by the Notes from, and including, such relevant payment date, and such Defaulted Amounts together with such interest thereon shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

(i)            The Company may elect to make payment of any Defaulted Amounts to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Amounts, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of the Defaulted Amounts proposed to be paid on each Note and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Amounts or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Amounts as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Amounts which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee in writing of such special record date and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Amounts and the special record date therefor to be delivered to each Holder at its address as it appears in the Note Register, or by electronic means to the Depositary in the case of Global Notes, not less than 10 days prior to such special record date (provided the Trustee has received such notice at least 10 days prior to such special record date). Notice of the proposed payment of such Defaulted Amounts and the special record date therefor having been so delivered, such Defaulted Amounts shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03(c).

(ii)            The Company may make payment of any Defaulted Amounts in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Section 2.04. Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, or any of its Executive or Senior Vice Presidents.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes.

Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the Form of Note attached as Exhibit A hereto, executed manually by an authorized signatory of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

In case any Officer of the Company who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Notes had not ceased to be such Officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the Officers of the Company, although at the date of the execution of this Indenture any such Person was not such an Officer.

Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 4.02, the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Note Registrars in accordance with Section 4.02.

Upon surrender for registration of transfer of any Note to the Note Registrar or any co-Note Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

All Notes presented or surrendered for registration of transfer or for exchange, repurchase or conversion shall (if so required by the Company, the Trustee, the Note Registrar or any co-Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Holder thereof or its attorney-in-fact duly authorized in writing.

No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent for any exchange or registration of transfer of Notes, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of new Notes issued upon such exchange or registration of transfer being different from the name of the Holder of the old Notes surrendered for exchange or registration of transfer.

None of the Company, the Trustee, the Note Registrar or any co-Note Registrar shall be required to exchange or register a transfer of (i) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion, (ii) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in accordance with Article 14 or (iii) any Notes selected for Optional Redemption in accordance with Article 15, except the unredeemed portion of any Note being redeemed in part.

All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

Notwithstanding the foregoing or anything to the contrary provided herein, a holder of a beneficial interest in a Note that is not a SL Note may not exchange or transfer such beneficial interest for a beneficial interest in a SL Note but a holder of a beneficial interest in a SL Note may, at any time, exchange or transfer such beneficial interest for a beneficial interest in a Note that is not a SL Note.

(b)            So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, subject to the fourth paragraph from the end of Section 2.05(c) all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

(c)            Every Note that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Stock issued upon conversion of the Notes that is required to bear the legend set forth in Section 2.05(d), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those contained in the legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c) and Section 2.05(d), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

Until the date (the “Resale Restriction Termination Date”) that is the later of (1) the date that is one year after the Issue Date, or such shorter period of time as permitted by Rule 144 under the Securities Act or any successor provision thereto, and (2) such later date, if any, as may be required by applicable law, any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend in substantially the following form (unless such Notes have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)       REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2)       AGREES FOR THE BENEFIT OF SPLUNK INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ISSUE DATE OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)       TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)       PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)       TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)       PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No transfer of any Note prior to the Resale Restriction Termination Date will be registered by the Note Registrar unless the applicable box on the Form of Assignment and Transfer has been checked.

Any Note (or security issued in exchange or substitution therefor) (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall be entitled to instruct the Custodian in writing to so surrender any Global Note as to which any of the conditions set forth in clause (i) through (iii) of the immediately preceding sentence have been satisfied, and, upon such instruction, the Custodian shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the restrictive legend specified in this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall promptly notify the Trustee upon the occurrence of the Resale Restriction Termination Date and promptly after a registration statement, if any, with respect to the Notes or any Common Stock issued upon conversion of the Notes has been declared effective under the Securities Act. Any exchange pursuant to the foregoing paragraph shall be in accordance with applicable procedures to the Depositary.

Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.05(c)), a Global Note may not be transferred as a whole or in part except (i) by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and (ii) for exchange of a Global Note or a portion thereof for one or more Physical Notes in accordance with the second immediately succeeding paragraph.

The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

If (i) the Depositary notifies the Company at any time that the Depositary is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days, (ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days or (iii) an Event of Default with respect to the Notes has occurred and is continuing and a beneficial owner of any Note requests that its beneficial interest therein be exchanged for a Physical Note, the Company shall execute, and the Trustee, upon receipt of an Officer’s Certificate, Opinion of Counsel and a Company Order for the authentication and delivery of Notes, shall authenticate and deliver, at the Company’s expense, (x) in the case of clause (iii), a Physical Note to such beneficial owner in a principal amount equal to the principal amount of such Note corresponding to such beneficial owner’s beneficial interest and (y) in the case of clause (i) or (ii), Physical Notes to each beneficial owner of the related Global Notes (or a portion thereof) in an aggregate principal amount equal to the aggregate principal amount of such Global Notes in exchange for such Global Notes, and upon delivery of the Global Notes to the Trustee such Global Notes shall be canceled.

Physical Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.05(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, or, in the case of clause (iii) of the immediately preceding paragraph, the relevant beneficial owner, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver, at the Company’s expense, such Physical Notes to the Persons in whose names such Physical Notes are so registered.

At such time as all interests in a Global Note have been converted, canceled, repurchased, redeemed or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with its customary procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Physical Notes, converted, canceled, repurchased, redeemed or transferred to a transferee who receives Physical Notes therefor or any Physical Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee.

None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(d)            Until the Resale Restriction Termination Date, any stock certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form (unless the Note or such Common Stock has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or such Common Stock has been issued upon conversion of Notes that have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)       AGREES FOR THE BENEFIT OF SPLUNK INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE ISSUE DATE OF THE NOTES UPON THE CONVERSION OF WHICH THIS SECURITY WAS ISSUED OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)       TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)       PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)       PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (1)(C) ABOVE, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Any such Common Stock (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(d).

(f)       The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among depositary participants or beneficial owners or holders of any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements thereof.

(g)       Neither the Trustee nor any agent shall have any responsibility or liability for any actions taken or not taken by the Depositary.

Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a registration number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent upon the issuance of any substitute Note, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. In case any Note that has matured or is about to mature or has been surrendered for required repurchase or is about to be converted in accordance with Article 13 shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent of the destruction, loss or theft of such Note and of the ownership thereof.

Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, redemption, conversion or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, redemption, repurchase or conversion of negotiable instruments or other securities without their surrender.

Section 2.07. Temporary Notes. Pending the preparation of Physical Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Physical Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Physical Notes. Without unreasonable delay, the Company shall execute and deliver to the Trustee or such authenticating agent Physical Notes (other than any Global Note) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Physical Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Physical Notes authenticated and delivered hereunder.

Section 2.08. Cancellation of Notes Paid, Converted, Etc. The Company shall cause all Notes owned by it or surrendered for the purpose of payment, redemption, repurchase, registration of transfer or exchange or conversion, if surrendered to any of the Company’s agents, Subsidiaries or Affiliates, to be surrendered to the Trustee for cancellation. All Notes delivered to the Trustee shall be canceled promptly by it, and no Notes shall be authenticated in exchange therefor except as expressly permitted by any of the provisions of this Indenture). The Trustee shall dispose of canceled Notes in accordance with its customary procedures and, after such disposition, shall deliver a certificate of such disposition to the Company, at the Company’s written request in a Company Order.

Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in all notices issued to Holders as a convenience to such Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

On the Issue Date, the Notes shall initially bear the CUSIP and ISIN numbers set forth in the following sentence. The CUSIP and ISIN numbers for the SL Global Notes that are Restricted Global Notes shall be [●] and [●], respectively; the CUSIP and ISIN numbers for the SL Global Notes that are Unrestricted Global Notes shall be [●] and [●], respectively; the CUSIP and ISIN numbers for Restricted Global Notes other than SL Global Notes shall be [●] and [●], respectively; and the CUSIP and ISIN numbers for Unrestricted Global Notes other than SL Global Notes shall be [●] and [●], respectively.

Section 2.10. Additional Notes; Repurchases. The Company may not, without the consent of Holders of 100% in aggregate principal amount of outstanding Notes, issue additional Notes hereunder (except as expressly contemplated in this Indenture). The Company may, to the extent permitted by law, and directly or indirectly (regardless of whether such Notes are surrendered to the Company), repurchase Notes in the open market or otherwise, whether by the Company or its Subsidiaries or through a private or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives. The Company shall cause any Notes so repurchased (other than Notes repurchased pursuant to cash-settled swaps or other derivatives) to be surrendered to the Trustee for cancellation in accordance with Section 2.08 and such Notes shall no longer be considered outstanding under this Indenture upon their cancellation.

Satisfaction and Discharge

Section 3.01. Satisfaction and Discharge. This Indenture shall upon request of the Company contained in an Officer’s Certificate cease to be of further effect, and the Trustee, at the expense of the Company, shall execute such instruments reasonably requested by the Company acknowledging satisfaction and discharge of this Indenture, when (a) (i) all Notes theretofore authenticated and delivered (other than (x) Notes which have been destroyed, lost or stolen and which have been replaced, paid or converted as provided in Section 2.06 and (y) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 4.04(d)) have been delivered to the Trustee for cancellation; or (ii) the Company has deposited with the Trustee or delivered to Holders, as applicable, after the Notes have become due and payable, whether on the Maturity Date, any Fundamental Change Repurchase Date, any Redemption Date, upon conversion or otherwise, cash, shares of Common Stock or a combination thereof, as applicable, solely to satisfy the Company’s Conversion Obligation, sufficient to pay all of the outstanding Notes and all other sums due and payable under this Indenture by the Company; and (b) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.06 shall survive.

Particular Covenants of the Company

Section 4.01. Payment of Principal and Interest. The Company covenants and agrees that it will cause to be paid the principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, and accrued and unpaid interest on, each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

Section 4.02. Maintenance of Office or Agency. The Company will maintain an office or agency, which initially shall be the Corporate Trust Office, where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase (“Paying Agent”) or for conversion (“Conversion Agent”) and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.

The Company may also from time to time designate as co-Note Registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States of America so designated by the Trustee as a place for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms “Paying Agent” and “Conversion Agent” include any such additional or other offices or agencies, as applicable.

The Company hereby initially designates the Trustee as the Paying Agent, Note Registrar, Custodian and Conversion Agent and the Corporate Trust Office as the office or agency in the United States of America where Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase or for conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be made.

Section 4.03. Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 4.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

(i)            that it will hold all sums held by it as such agent for the payment of the principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, and accrued and unpaid interest on, the Notes in trust for the benefit of the Holders of the Notes;

(ii)            that it will give the Trustee prompt notice of any failure by the Company to make any payment of the principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, and accrued and unpaid interest on, the Notes when the same shall be due and payable; and

(iii)            that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

The Company shall, on or before each due date of the principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, or accrued and unpaid interest on, the Notes, deposit with the Paying Agent a sum sufficient to pay such principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) or accrued and unpaid interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit must be received by the Paying Agent by 11:00 a.m., New York City time, on such date.

(b)            If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, and accrued and unpaid interest on, the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) and accrued and unpaid interest so becoming due and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the Company to make any payment of the principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, or accrued and unpaid interest on, the Notes when the same shall become due and payable.

(c)            Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay, cause to be paid or deliver to the Trustee all sums or amounts held in trust by the Company or any Paying Agent hereunder as required by this Section 4.04, such sums or amounts to be held by the Trustee upon the trusts herein contained and upon such payment or delivery by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability but only with respect to such sums or amounts.

(d)            Subject to applicable abandoned property laws, any money and shares of Common Stock deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, accrued and unpaid interest on and the consideration due upon conversion of any Note and remaining unclaimed for two years after such principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable), interest or consideration due upon conversion has become due and payable shall be paid to the Company on request of the Company contained in an Officer’s Certificate, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money and shares of Common Stock, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may (but shall not be obligated) at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The Borough of Manhattan, The City of New York, notice that such money and shares of Common Stock remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money and shares of Common Stock then remaining will be repaid or delivered to the Company.

(e)       Upon any Event of Default pursuant to Section 6.01(h) or (i), the Trustee shall automatically be the Paying Agent.

Section 4.05. Existence. Subject to Article 11, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 4.06. Rule 144A Information Requirement and Annual Reports. (a) At any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall, so long as any of the Notes or any shares of Common Stock issuable upon conversion thereof shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, promptly provide to the Trustee and will, upon written request, provide to any Holder, beneficial owner or prospective purchaser of such Notes or any shares of Common Stock issuable upon conversion of such Notes, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Notes or shares of Common Stock pursuant to Rule 144A. The Company shall take such further action as any Holder or beneficial owner of such Notes or such Common Stock may reasonably request to the extent from time to time required to enable such Holder or beneficial owner to sell such Notes or shares of Common Stock in accordance with Rule 144A, as such rule may be amended from time to time.

(b)            The Company shall file with the Trustee, within 15 days after the same are required to be filed with the Commission (giving effect to any grace period provided by Rule 12b-25 (or any successor rule) under the Exchange Act), copies of any documents or reports that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (excluding any such information, documents or reports, or portions thereof, subject to confidential treatment and any correspondence with the Commission). Any such document or report that the Company files with the Commission via the Commission’s EDGAR system (or any successor system) shall be deemed to be filed with the Trustee for purposes of this Section 4.06(b) at the time such documents are filed via the EDGAR system (or such successor), it being understood that the Trustee shall not be responsible for determining whether such filings have been made.

(c)            Delivery of the reports and documents described in subsection (b) above to the Trustee is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely on an Officer’s Certificate).

Section 4.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.08. Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on January 31, 2022) an Officer’s Certificate stating whether the signers thereof have knowledge of any failure by the Company to comply with all conditions and covenants then required to be performed under this Indenture and, if so, specifying each such failure and the nature thereof.

In addition, the Company shall deliver to the Trustee, as soon as possible, and in any event within 30 days after the occurrence of any Event of Default or Default, an Officer’s Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company is taking or proposing to take in respect thereof.

Section 4.09. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Lists of Holders and Reports by the Company and the Trustee

Section 5.01. Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee and any Paying Agent, semi-annually, not more than 15 days after each July 1 and January 1 in each year beginning with January 1, 2022, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

Section 5.02. Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

Defaults and Remedies

Section 6.01. Events of Default. Each of the following events shall be an “Event of Default” with respect to the Notes:

                       (a)            default in any payment of interest on any Note when due and payable, and the default continues for a period of 30 days;

                      (b)            default in the payment of principal of any Note when due and payable on the Maturity Date, upon Optional Redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

                       (c)            failure by the Company to comply with its obligation to convert the Notes in accordance with this Indenture upon exercise of a Holder’s conversion right;

                      (d)            failure by the Company to comply with its obligations under Article 11;

                       (e)            failure by the Company to issue a Fundamental Change Company Notice in accordance with Section 14.02(c) and notice of Make-Whole Fundamental Change in accordance with Section 13.03(b), in each case, when due;

                       (f)            failure by the Company for 60 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding has been received by the Company to comply with any of its other agreements contained in the Notes or this Indenture;

                      (g)            default by the Company or any Significant Subsidiary with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal of any such indebtedness when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and in the cases of clauses (i) and (ii) such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness shall not have been paid or discharged, as the case may be, within 30 days after written notice of such acceleration or failure to pay, as the case may be, has been received by the Company or such Subsidiary of the Company from the Trustee, or by the Trustee and the Company from the Holders of at least 25% in principal amount of the Notes then outstanding;

                      (h)            the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or any such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any such Significant Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                        (i)            an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Company or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or such Significant Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 30 consecutive days.

Section 6.02. Acceleration; Rescission and Annulment. If one or more Events of Default shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case (other than an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Holders), may (and the Trustee, at the written request of such Holders, shall) declare 100% of the principal of, and accrued and unpaid interest on, all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company occurs and is continuing, 100% of the principal of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable.

The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay installments of accrued and unpaid interest upon all Notes and the principal of any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of accrued and unpaid interest, and on such principal at the rate borne by the Notes at such time) and amounts due to the Trustee pursuant to Section 7.06, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all existing Events of Default under this Indenture, other than the nonpayment of the principal of and accrued and unpaid interest, if any, on Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. Notwithstanding anything to the contrary herein, no such waiver or rescission and annulment shall extend to or shall affect any Default or Event of Default resulting from (i) the nonpayment of the principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, or accrued and unpaid interest on, any Notes, (ii) a failure to repurchase any Notes when required or (iii) a failure to pay or deliver, as the case may be, the consideration due upon conversion of the Notes.

Section 6.03. Additional Interest. Notwithstanding anything in this Indenture or in the Notes to the contrary, to the extent the Company elects, the sole remedy for an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) shall, for the first 360 days after the occurrence of such an Event of Default, consist exclusively of the right to receive Additional Interest on the Notes at a rate equal to (i) 0.25% per annum of the principal amount of the Notes outstanding for each day during the first 180 calendar days on which such Event of Default is continuing beginning on, and including, the date on which such Event of Default first occurs and ending on the 180th calendar day after the occurrence of such Event of Default (or, if earlier, the date on which such Event of Default is cured or waived as provided for in this Indenture) and (ii) 0.50% per annum of the principal amount of the Notes outstanding for each day from, and including, the 181st calendar day to, and including, the 360th calendar day after the occurrence of such an Event of Default during which such Event of Default is continuing (or, if earlier, the date on which such Event of Default is cured or waived as provided for in this Indenture). If the Company so elects, such Additional Interest shall be payable in the same manner and on the same dates as regular interest on the Notes. On the 361st day after such Event of Default (if the Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) is not cured or waived prior to such 361st day), the Notes shall be immediately subject to acceleration as provided in Section 6.02. In the event the Company does not elect to pay Additional Interest following an Event of Default in accordance with this Section 6.03 or the Company elected to make such payment but does not pay the Additional Interest when due, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

In order to elect to pay Additional Interest as the sole remedy during the first 360 days after the occurrence of any Event of Default described in the immediately preceding paragraph, the Company must notify all Holders of the Notes, the Trustee and the Paying Agent of such election in writing prior to the beginning of such 360-day period. Upon the failure to timely give such notice, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

Section 6.04. Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 6.01 shall have occurred, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, if any, with interest on any overdue principal and interest, if any, at the rate borne by the Notes at such time, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee under Section 7.06, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings.

In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.02 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Holders and the Trustee shall continue as though no such proceeding had been instituted.

Section 6.05. Application of Monies Collected by Trustee. Any monies or property collected by the Trustee pursuant to this Article 6 with respect to the Notes shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies or property, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

First, to the payment of all amounts due the Trustee under Section 7.06;

Second, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on, and any cash due upon conversion of, the Notes in default in the order of the date due of the payments of such interest and cash due upon conversion, as the case may be, with interest (to the extent that such interest has been collected by the Trustee) upon such overdue payments at the rate borne by the Notes at such time, such payments to be made ratably to the Persons entitled thereto;

Third, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount (including, if applicable, the payment of the Fundamental Change Repurchase Price, the Redemption Price and any cash due upon conversion) then owing and unpaid upon the Notes for principal and interest, if any, with interest on the overdue principal and, to the extent that such interest has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Notes at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal (including, if applicable, the Fundamental Change Repurchase Price, the Redemption Price and the cash due upon conversion) and interest without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal (including, if applicable, the Fundamental Change Repurchase Price, the Redemption Price and any cash due upon conversion) and accrued and unpaid interest; and

Fourth, to the payment of the remainder, if any, to the Company or as a court of competent jurisdiction may direct in a final non-appealable order.

Section 6.06. Proceedings by Holders. Except to enforce the right to receive payment of principal (including, if applicable, the Fundamental Change Repurchase Price or the Redemption Price) or interest when due, or the right to receive payment or delivery of the consideration due upon conversion, no Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless:

                       (a)            such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided;

                      (b)            Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder;

                       (c)            such Holders shall have offered to the Trustee such indemnity or security satisfactory to it against any loss, liability or expense to be incurred therein or thereby;

                      (d)            the Trustee for 60 days after its receipt of such notice, request and offer of such indemnity or security, shall have neglected or refused to institute any such action, suit or proceeding; and

                       (e)            no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount of the Notes then outstanding within such 60-day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any Holder to receive payment or delivery, as the case may be, of (x) the principal (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon conversion of, such Note, on or after the respective due dates expressed or provided for in such Note or in this Indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be, on or after such respective dates against the Company shall not be impaired or affected without the consent of such Holder.

Section 6.07. Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 6.08. Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 6.09. Direction of Proceedings and Waiver of Defaults by Majority of Holders. The Holders of a majority of the aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may refuse to follow any direction that it determines is in conflict with any rule of law or this Indenture, is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 8.04 may on behalf of the Holders of all of the Notes waive any past Default or Event of Default hereunder and its consequences except (i) a default in the payment of accrued and unpaid interest, if any, on, or the principal (including any Fundamental Change Repurchase Price or the Redemption Price) of, the Notes when due that has not been cured pursuant to the provisions of Section 6.01, (ii) a failure by the Company to pay or deliver, as the case may be, the consideration due upon conversion of the Notes or (iii) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of each Holder of an outstanding Note affected. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 6.10. Notice of Defaults. The Trustee shall, within 90 days after a Responsible Officer receives written notice of the occurrence and continuance of a Default of which it has actual knowledge, send to all Holders as the names and addresses of such Holders appear upon the Note Register, or, in the case of Global Notes, electronically in accordance with the applicable procedures of the Depositary, notice of all such Defaults, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default in the payment of the principal of (including the Fundamental Change Repurchase Price or the Redemption Price, if applicable), or accrued and unpaid interest on, any of the Notes or a Default in the payment or delivery of the consideration due upon conversion, the Trustee shall be protected in withholding such notice if and so long as it in good faith determines that the withholding of such notice is in the interests of the Holders.

Section 6.11. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or accrued and unpaid interest, if any, on any Note (including, but not limited to, the Fundamental Change Repurchase Price or the Redemption Price, if applicable) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to convert any Note (including the right to receive the consideration due upon conversion) in accordance with the provisions of Article 13.

Concerning the Trustee

Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In the event an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security satisfactory to the Trustee against any loss, liability or expense that might be incurred by it in compliance with such request or direction.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

                       (a)            prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

                                                     (i)            the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                                                  (ii)            in the absence of bad faith or willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein);

                      (b)            the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

                       (c)            the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                      (d)            whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section;

                       (e)            the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-Note Registrar with respect to the Notes;

                       (f)            if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless a Responsible Officer of the Trustee has received written notice of such event;

                      (g)            in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account, and in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company; and

                      (h)            in the event that the Trustee is also acting as Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to such Custodian, Note Registrar, Paying Agent, Conversion Agent or transfer agent.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers. The Trustee shall not be required to give any bond or surety in respect of the performance of its powers or duties hereunder.

Section 7.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

                       (a)            the Trustee may conclusively rely and shall be fully protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                      (b)            any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                       (c)            the Trustee may consult with counsel of its selection and require an Opinion of Counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                      (d)            the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

                       (e)            the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care hereunder;

                       (f)            the permissive rights of the Trustee enumerated herein shall not be construed as duties;

                      (g)            the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                      (h)            the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                        (i)            the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture; and

                        (j)            the Trustee shall not be obligated to take possession of any Common Stock, whether upon conversion or in connection with any discharge of this Indenture pursuant to Article 3 hereof, but shall satisfy its obligation as Conversion Agent by working through the stock transfer agent of the Company from time to time as directed by the Company.

In no event shall the Trustee be liable for any consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes, unless either a Responsible Officer shall have received written notice of such Default or Event of Default by the Company or by any Holder of the Notes.

Section 7.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes or of any Common Stock underlying the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture. Neither the Trustee nor any of its agents will be accountable for the use or application by the Company of the Notes or the proceeds thereof, or for any funds received and disbursed in accordance with this Indenture.

Section 7.04. Trustee, Paying Agents, Conversion Agents or Note Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent or Note Registrar.

Section 7.05. Monies and Shares of Common Stock to Be Held in Trust. All monies and any shares of Common Stock received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money and shares of Common Stock held by the Trustee in trust hereunder need not be segregated from other funds or property except to the extent required by law. The Trustee shall be under no liability for interest on any money or shares of Common Stock received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

Section 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee, in any capacity under this Indenture, from time to time, and the Trustee shall be entitled to, compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Trustee and the Company, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity thereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as shall have been determined to have been caused by its own gross negligence, willful misconduct or bad faith, as determined by a final, non-appealable decision of a court of competent jurisdiction. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and any other document or transaction entered into in connection herewith and its officers, directors, employees and agents and any authenticating agent for, and to hold them harmless against, any loss, claim, damage, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without gross negligence, willful misconduct or bad faith on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be, as determined by a final, non-appealable decision of a court of competent jurisdiction, and arising out of or in connection with the acceptance or administration of this Indenture or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. The obligations of the Company under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a senior claim to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except, subject to the effect of Section 6.05, funds held in trust herewith for the benefit of the Holders of particular Notes. The Trustee’s right to receive payment of any amounts due under this Section 7.06 shall not be subordinate to any other liability or indebtedness of the Company. The obligation of the Company under this Section 7.06 shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal of the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 7.06 shall extend to the officers, directors, agents and employees of the Trustee.

Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(h) or Section 6.01(i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

Section 7.07. Officer’s Certificate as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence, willful misconduct, recklessness and bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Trustee, and such Officer’s Certificate, in the absence of gross negligence, willful misconduct and bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 7.08. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.09. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by delivering notice thereof to the Holders as provided in this Indenture. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the delivering of such notice of resignation to the Holders, the resigning Trustee may, upon ten Business Days’ notice to the Company and the Holders, petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, subject to the provisions of Section 6.11, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)            In case at any time any of the following shall occur:

                                                     (i)            the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                                                  (ii)            the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either case, the Company may by a Board Resolution remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                       (c)            The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 8.04, may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 7.09(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

                      (d)            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10.

Section 7.10. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a senior claim to which the Notes are hereby made subordinate on all money or property held or collected by such trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

No successor trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.08.

Upon acceptance of appointment by a successor trustee as provided in this Section 7.10, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall deliver or cause to be delivered notice of the succession of such trustee hereunder to the Holders as provided in this Indenture. If the Company fails to deliver such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be delivered at the expense of the Company.

Section 7.11. Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that in the case of any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such corporation or other entity shall be eligible under the provisions of Section 7.08.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 7.12. Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Company for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application.

Concerning the Holders

Section 8.01. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage of the aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Notes, the Company or the Trustee may, but shall not be required to, fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date if one is selected shall be not more than fifteen days prior to the date of commencement of solicitation of such action.

Section 8.02. Proof of Execution by Holders. Subject to the provisions of Section 7.01, Section 7.02 and Section 9.05, proof of the execution of any instrument by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06.

Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem the Person in whose name a Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the principal (including any Fundamental Change Repurchase Price or Redemption Price, if applicable) of and (subject to Section 2.03) accrued and unpaid interest on such Note, for conversion of such Note and for all other purposes under this Indenture; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary. The sole registered holder of a Global Note shall be the Depositary or its nominee. All such payments or deliveries so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sums or shares of Common Stock so paid or delivered, effectual to satisfy and discharge the liability for monies payable or shares deliverable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following an Event of Default, any holder of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person, such holder’s right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture.

Section 8.04. Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company, by any Subsidiary thereof or by any Affiliate of the Company or any Subsidiary thereof shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer actually knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to so act with respect to such Notes and that the pledgee is not the Company, a Subsidiary thereof or an Affiliate of the Company or a Subsidiary thereof. In the case of a dispute as to such right, any decision or indecision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 7.01, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination. Notwithstanding Section 316(a)(1) of the Trust Indenture Act (which, for the avoidance of doubt, shall not apply to this Indenture unless and until this Indenture is qualified under the Trust Indenture Act) or anything herein to the contrary, to the fullest extent permitted by law, no SL Notes shall be deemed to be owned by the Company or any of its Subsidiaries or Affiliates for purposes of this Indenture, the Notes and any direction, waiver or consent with respect thereto.

Section 8.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage of the aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note that is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof.

Holders’ Meetings

Section 9.01. Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

                       (a)            to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder (in each case, as permitted under this Indenture) and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6;

                      (b)            to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

                       (c)            to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                      (d)            to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be delivered electronically or mailed to Holders of such Notes at their addresses as they shall appear on the Note Register. Such notice shall also be delivered to the Company. Such notices shall be delivered not less than 20 nor more than 90 days prior to the date fixed for the meeting.

Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes then outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Section 9.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have delivered the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by delivering notice thereof as provided in Section 9.02.

Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

Subject to the provisions of Section 8.04, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding aggregate principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 9.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 9.07. No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes. Nothing contained in this Article 9 shall be deemed or construed to limit any Holder’s actions pursuant to the applicable procedures of the Depositary so long as the Notes are Global Notes.

Supplemental Indentures

Section 10.01. Supplemental Indentures Without Consent of Holders. The Company and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                       (a)           to cure any ambiguity, omission, defect or inconsistency in this Indenture or the Notes in a manner that does not, individually or in the aggregate, materially adversely affect the rights of any Holder;

                      (b)            to provide for the assumption by a Successor Company of the obligations of the Company under this Indenture and the Notes pursuant to Article 11;

                       (c)           to add guarantees with respect to the Notes;

                      (d)            to secure the Notes;

                       (e)            to add to the covenants or Events of Default of the Company for the benefit of the Holders or surrender any right or power conferred upon the Company;

                       (f)            to make any change that does not adversely affect the rights of any Holder;

                      (g)            to increase the Conversion Rate as provided in this Indenture;

                      (h)            to provide for the acceptance of appointment by a successor trustee pursuant to Section 7.09 or to facilitate the administration of the trusts by more than one trustee;

                        (i)            subject to Section 13.02(a)(iv)(D) and Section 13.02(a)(v), to irrevocably elect a Settlement Method and/or irrevocably elect a minimum Specified Dollar Amount, or to eliminate the Company’s right to elect a Settlement Method; provided, however, that no such election or elimination will affect any Settlement Method theretofore elected (or deemed to be elected) with respect to any Note pursuant to the provisions of Article 13; or

                        (j)            in connection with any Merger Event, provide that the Notes are convertible into Reference Property, subject to the provisions of Section 13.02, and make such related changes to the terms of the Notes to the extent expressly required by Section 13.07.

Upon the written request of the Company, the Trustee is hereby authorized to, and shall join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained, except that the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02. After any such supplemental indenture becomes effective, the Company shall mail to the Holders and the Trustee a notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the supplemental indenture.

Section 10.02. Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Article 8) of the Holders of at least a majority of the aggregate principal amount of the Notes then outstanding (determined in accordance with Article 8 and including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes), the Company and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of each Holder of an outstanding Note affected, no such supplemental indenture shall:

                        (a)           reduce the amount of Notes whose Holders must consent to an amendment;

                        (b)           reduce the rate of or extend the stated time for payment of interest on any Note;

                        (c)           reduce the principal of or extend the Maturity Date of any Note;

                        (d)           make any change that impairs or adversely affects the conversion rights of any Notes;

                        (e)           reduce the Fundamental Change Repurchase Price or the Redemption Price of any Note or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;

                        (f)            make any Note payable in a currency or at a place of payment other than that stated in the Note;

                        (g)           change the ranking of the Notes;

                        (h)           impair the right of any Holder to receive payment of principal and interest on such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes; or

                        (i)            make any change in this Article 10 that requires each Holder’s consent or in the waiver provisions in Section 6.02 or Section 6.09.

Notwithstanding the foregoing or anything to the contrary, so long as any SL Notes are outstanding, without the consent of the Holders of 100% of the aggregate principal amount of the SL Notes, an amendment, supplement or waiver, including a waiver pursuant to Section 6.09, may not modify any provision contained in this Indenture specifically and uniquely applicable to the SL Notes in a manner adverse to the Holders of, or the holders of a beneficial interest in, the SL Notes.

Upon the written request of the Company, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid and subject to Section 10.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

Holders do not need under this Section 10.02 to approve the particular form of any proposed supplemental indenture. It shall be sufficient if such Holders approve the substance thereof. After any such supplemental indenture becomes effective, the Company shall deliver to the Holders a notice briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders, or any defect in the notice, will not impair or affect the validity of the supplemental indenture.

Section 10.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 10.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may, at the Company’s expense, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.10) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. In addition to the documents required by Section 16.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 and is permitted or authorized by this Indenture and that the supplemental indenture constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to customary bankruptcy exceptions for opinions of this type.

Consolidation, Merger, Sale, Conveyance and Lease

Section 11.01. Company May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 11.02, the Company shall not, in a transaction or series of transactions, consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated properties and assets of the Company and its Subsidiaries, taken as a whole, to, another Person (other than one or more of the Company’s direct or indirect Domestic Subsidiaries), unless:

                        (a)           either (i) the Company is the Person surviving such merger or consolidation, or (ii) the Person (if not the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the consolidated properties and assets of the Company and its Subsidiaries (such Person or such Person described in clause (ii), the “Successor Company”) shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not the Company) shall expressly assume by supplemental indenture all of the obligations of the Company under the Notes and this Indenture; and

                        (b)           immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under this Indenture.

For purposes of this Section 11.01, the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of one or more Subsidiaries of the Company to another Person, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Company to another Person.

Section 11.02. Successor Corporation to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease in which there is a Successor Company and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company (if not the Company or any of the Company’s direct or indirect Domestic Subsidiaries) shall succeed to and, except in the case of a lease of all or substantially all of the Company’s properties and assets shall be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Article 11 the Person named as the “Company” in the first paragraph of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article 11) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture and the Notes.

In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

Immunity of Incorporators, Stockholders, Officers and Directors

Section 12.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or accrued and unpaid interest on any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, nor because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

Conversion of Notes

Section 13.01. Conversion Privilege. Subject to and upon compliance with the provisions of this Article 13, each Holder of a Note shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Note at any time prior to the close of business on the Scheduled Trading Day immediately preceding the Maturity Date, at an initial conversion rate of 6.2500 shares of Common Stock (subject to adjustment as provided in this Article 13, the “Conversion Rate”) per $1,000 principal amount of Notes (subject to, and in accordance with, the settlement provisions of Section 13.02, the “Conversion Obligation”).

Section 13.02. Conversion Procedure; Settlement Upon Conversion.

                        (a)           Subject to this Section 13.02, Section 13.03(b) and Section 13.07(a), upon conversion of any Note, the Company shall pay or deliver, as the case may be, to the converting Holder, in respect of each $1,000 principal amount of Notes being converted, cash (“Cash Settlement”), shares of Common Stock, together with cash, if applicable, in lieu of delivering any fractional share of Common Stock in accordance with subsection (j) of this Section 13.02 (“Physical Settlement”) or a combination of cash and shares of Common Stock, together with cash, if applicable, in lieu of delivering any fractional share of Common Stock in accordance with subsection (j) of this Section 13.02 (“Combination Settlement”), at its election, as set forth in this Section 13.02.

                                                  (i)          All conversions for which the relevant Conversion Date occurs on or after April 15, 2026 or during a Redemption Period shall be settled using the same Settlement Method.

                                                  (ii)         Except for any conversions described in the immediately preceding clause (i), the Company shall use the same Settlement Method for all conversions occurring on the same Conversion Date, but the Company shall not have any obligation to use the same Settlement Method with respect to conversions with different Conversion Dates.

                                                (iii)          If, in respect of any Conversion Date (or the period described in clause (i) above, as the case may be), the Company elects to deliver a notice (the “Settlement Notice”) of the relevant Settlement Method in respect of such Conversion Date (or such period, as the case may be), the Company shall deliver such Settlement Notice to converting Holders, the Trustee and the Conversion Agent (if other than the Trustee) no later than the close of business on the Trading Day immediately following the relevant Conversion Date (or, in the case of any conversions for which the relevant Conversion Date occurs (i) during a Redemption Period, in the related Redemption Notice or (ii) on or after April 15, 2026, no later than the close of business on Scheduled Trading Day immediately preceding April 15, 2026). If the Company does not elect a Settlement Method prior to the deadline set forth in the immediately preceding sentence, the Company shall no longer have the right to elect Cash Settlement or Physical Settlement with respect to such conversion or during such period and the Company shall be deemed to have elected Combination Settlement in respect of its Conversion Obligation, and the Specified Dollar Amount per $1,000 principal amount of Notes shall be equal to $1,000. Such Settlement Notice shall specify the relevant Settlement Method and in the case of an election of Combination Settlement, the relevant Settlement Notice shall indicate the Specified Dollar Amount per $1,000 principal amount of Notes. If the Company delivers a Settlement Notice electing Combination Settlement in respect of its Conversion Obligation but does not indicate a Specified Dollar Amount per $1,000 principal amount of Notes in such Settlement Notice, the Specified Dollar Amount per $1,000 principal amount of Notes shall be deemed to be $1,000. Notwithstanding the foregoing, any conversion of SL Notes shall be subject to Section 13.02(a)(v).

                                                 (iv)            The cash, shares of Common Stock or combination of cash and shares of Common Stock in respect of any conversion of Notes (the “Settlement Amount”) shall be computed as follows:

                                                                              (A)             Subject to clause (D) below, if the Company elects to satisfy its Conversion Obligation in respect of such conversion by Physical Settlement, the Company shall deliver to the converting Holder in respect of each $1,000 principal amount of Notes being converted a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date;

                                                                              (B)             Subject to clause (D) below, if the Company elects to satisfy its Conversion Obligation in respect of such conversion by Cash Settlement, the Company shall pay to the converting Holder in respect of each $1,000 principal amount of Notes being converted cash in an amount equal to the sum of the Daily Conversion Values for each of the 30 consecutive Trading Days during the related Observation Period;

                                                                              (C)             Subject to clause (D) below, if the Company elects (or is deemed to have elected) to satisfy its Conversion Obligation in respect of such conversion by Combination Settlement, the Company shall pay or deliver, as the case may be, in respect of each $1,000 principal amount of Notes being converted, a Settlement Amount equal to the sum of the Daily Settlement Amounts for each of the 30 consecutive Trading Days during the related Observation Period; and

                                                                              (D)             to the extent a Holder of a SL Note submits a Notice of Conversion with respect to a SL Note following a Redemption Notice and prior to the close of business on the Scheduled Trading Day immediately preceding the related Redemption Date, the Company shall pay the converting Holder in respect of each $1,000 principal amount of Notes being converted, the Settlement Amount due calculated by using the Settlement Method set forth in the SL Election Notice.

                                                   (v)            Notwithstanding anything herein to the contrary, (1) subject to clause (2), the Company hereby initially elects to satisfy its Conversion Obligation with respect to any conversion of SL Notes by Combination Settlement with a Specified Dollar Amount of $1,000 per $1,000 principal amount of Notes and (2) following a Redemption Notice and prior to the close of business on the Scheduled Trading Day immediately preceding the related Redemption Date, a Holder of a SL Notes may only convert such Notes if such Holder delivers, concurrently with such conversion, a written notice to the Company, specifying the Settlement Method (and, in the case of Combination Settlement, the Specified Dollar Amount) that shall apply (such notice, a “SL Election Notice”) for any conversion of such Holder’s Notes following the Redemption Notice and prior to the close of business on the Scheduled Trading Day immediately preceding the Redemption Date. The Company shall, promptly following receipt of a SL Election Notice, provide a copy to the Trustee and the Conversion Agent (if other than the Trustee). The Company may change its Settlement Method election (and, in the case of Combination Settlement, the Specified Dollar Amount) with respect to any conversion of SL Notes (other than a conversion following a Redemption Notice and prior to the related Redemption Date) by delivering a notice that specifies the newly elected Settlement Method and, in the case of Combination Settlement, the applicable Specified Dollar Amount (the “SL Settlement Notice”) to the Holders of the SL Notes (with a copy to the Trustee and the Conversion Agent (if other than the Trustee), and such newly elected Settlement Method (and, in the case of Combination Settlement, the Specified Dollar Amount) shall be effective no earlier than ten (10) Trading Days after the date on which such SL Settlement Notice was received by the Holder. In the event any Holder(s) of SL Notes exercises its right to convert all or any portion of such SL Notes, (A) the relevant Observation Period for purposes of determining the Daily Settlement Amount, in the case of Combination Settlement, and Daily Conversion Values, in the case of Cash Settlement, with respect to such SL Notes shall be the 30 consecutive Trading Day period beginning on, and including, the 30th Trading Day immediately preceding the applicable Conversion Date and ending on the Trading Day immediately preceding such Conversion Date and (B) the Company shall promptly (x) determine the Daily Settlement Amount or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering any fractional shares of Common Stock and (y) notify the Trustee, the Conversion Agent (if other than the Trustee) and such Holder of SL Notes being so converted of the Daily Settlement Amount or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering any fractional shares of Common Stock.

                                                 (vi)            With respect to Notes that are not SL Notes, the Daily Settlement Amounts (if applicable) and the Daily Conversion Values (if applicable) shall be determined by the Company promptly following the last day of the Observation Period. Promptly after such determination of the Daily Settlement Amounts or the Daily Conversion Values, as the case may be, with respect to Notes that are not SL Notes and the amount of cash payable in lieu of delivering any fractional share of Common Stock, the Company shall notify the Trustee and the Conversion Agent (if other than the Trustee) of the Daily Settlement Amounts or the Daily Conversion Values, as the case may be, and the amount of cash payable in lieu of delivering fractional shares of Common Stock. The Trustee and the Conversion Agent (if other than the Trustee) shall have no responsibility for any such determination.

                                              (vii)            Subject to Section 13.02(a)(v), at any time prior to April 15, 2026, the Company may irrevocably elect Cash Settlement to satisfy its Conversion Obligation in respect of Notes to be converted after the date of such election, or irrevocably elect Combination Settlement and a Specified Dollar Amount (which amount shall be at least $1,000 per $1,000 principal amount of Notes) to satisfy its Conversion Obligation in respect of Notes to be converted after the date of such election. Upon making any election pursuant to this Section 13.02(a)(vii), the Company shall promptly (A) use its reasonable efforts to post information relating to such election on its website or otherwise publicly disclose such information, and (B) give written notice of such election to the Holders of the Notes.

                        (b)          Subject to Section 13.02(e), before any Holder of a Note shall be entitled to convert a Note as set forth above, such Holder shall (i) in the case of a Global Note, comply with the procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 13.02(h) and (ii) in the case of a Physical Note (1) complete, manually sign and deliver an irrevocable notice to the Conversion Agent as set forth in the Form of Notice of Conversion (or a facsimile, PDF or other electronic transmission thereof) (a notice pursuant to the applicable procedures of the Depositary or a notice as set forth in the Form of Notice of Conversion, a “Notice of Conversion”) at the office of the Conversion Agent and state in writing therein the principal amount of Notes to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any shares of Common Stock to be delivered upon settlement of the Conversion Obligation to be registered, (2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents), at the office of the Conversion Agent, (3) if required, furnish appropriate endorsements and transfer documents and (4) if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 13.02(h). The Trustee (and, if different, the Conversion Agent) shall notify the Company of any conversion pursuant to this Article 13 on the Conversion Date for such conversion. No Notice of Conversion with respect to any Notes may be surrendered by a Holder thereof if such Holder has also delivered a Fundamental Change Repurchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 14.03.

If more than one Note shall be surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Notes shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

                        (c)           A Note shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in subsection (b) above. Except as set forth in Section 13.03(b) and Section 13.07(a), in the case of any conversion of Notes other than SL Notes, the Company shall pay or deliver, as the case may be, the consideration due in respect of the Conversion Obligation on the second Business Day immediately following the relevant Conversion Date, if the Company elects Physical Settlement, or on the second Business Day immediately following the last Trading Day of the relevant Observation Period, in the case of Cash Settlement or Combination Settlement. In the case of any conversion of SL Notes, the Company shall pay or deliver, as the case may be, the consideration due in respect of the Conversion Obligation on the second Business Day immediately following the relevant Conversion Date unless otherwise specified in the written notice referred to in the proviso below; provided, however, that (i) to the extent all or a portion of the Conversion Obligation is paid in cash, such cash shall not be due until the earlier of (A) the 30th Business Day immediately following the relevant Conversion Date and (B) the Maturity Date, and (ii) to the extent all or a portion of the Conversion Obligation is to be paid in shares of Common Stock, such shares shall be delivered on the day specified in a written notice from the beneficial owner(s) of the SL Notes being converted that is delivered to the Company on or prior to the Business Day immediately following the relevant Conversion Date, which delivery date (in respect of such shares of Common Stock) shall be no earlier than the second Business Day immediately following the relevant Conversion Date (it being understood that if no such notice is delivered to the Company, then the Company shall deliver such shares on the second Business Day immediately following the relevant Conversion Date). Such written notice shall include a certification therein that the beneficial owners delivering such written notice are holders that hold beneficial interests in the SL Notes subject to conversion. The Company shall promptly notify the Trustee and the Conversion Agent (if other than the Trustee) in writing of the Conversion Date for such SL Notes. If any shares of Common Stock are due to converting Holders, the Company shall issue or cause to be issued, and deliver to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, certificates or a book-entry transfer through the Depositary for the full number of shares of Common Stock to which such Holder shall be entitled in satisfaction of the Company’s Conversion Obligation.

                        (d)           In case any Note shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note, without payment of any service charge by the converting Holder but, if required by the Company or Trustee, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such conversion being different from the name of the Holder of the old Notes surrendered for such conversion.

                        (e)           If a Holder submits a Note for conversion, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of any shares of Common Stock upon conversion, unless the tax is due because the Holder requests such shares to be issued in a name other than the Holder’s name, in which case the Holder shall be required to pay that tax. The Conversion Agent may refuse to deliver or refuse to instruct the stock transfer agent to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax that is due by such Holder in accordance with the immediately preceding sentence.

                        (f)           Except as provided in Section 13.04, no adjustment shall be made for dividends on any shares of Common Stock issued upon the conversion of any Note as provided in this Article 13.

                        (g)           Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Notes effected through any Conversion Agent other than the Trustee.

                        (h)          Upon conversion, a Holder shall not receive any separate cash payment for accrued and unpaid interest, if any, except as set forth below. The Company’s settlement of the full Conversion Obligation shall be deemed to satisfy in full its obligation to pay the principal amount of the Note and accrued and unpaid interest, if any, to, but excluding, the relevant Conversion Date. As a result, accrued and unpaid interest, if any, to, but excluding, the relevant Conversion Date shall be deemed to be paid in full rather than canceled, extinguished or forfeited. Upon a conversion of Notes into a combination of cash and shares of Common Stock, accrued and unpaid interest will be deemed to be paid first out of the cash paid upon such conversion. Notwithstanding the foregoing, if Notes are converted after the close of business on a Regular Record Date and prior to the open of business on the corresponding Interest Payment Date, Holders of such Notes as of the close of business on such Regular Record Date will receive the full amount of interest payable on such Notes on the corresponding Interest Payment Date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any Regular Record Date to the open of business on the immediately following Interest Payment Date must be accompanied by funds equal to the amount of interest payable on the Notes so converted; provided that no such payment shall be required (1) for conversions following the Regular Record Date immediately preceding the Maturity Date; (2) if the Company has specified a Fundamental Change Repurchase Date that is after a Regular Record Date and on or prior to the Business Day immediately following the corresponding Interest Payment Date; (3) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the Business Day immediately following the corresponding Interest Payment Date; or (4) to the extent of any Defaulted Amounts, if any Defaulted Amounts exists at the time of conversion with respect to such Note. Therefore, for the avoidance of doubt, all Holders of record on the Regular Record Date immediately preceding the Maturity Date, any Redemption Date or any Fundamental Change Repurchase Date as described in the immediately preceding sentence shall receive the full interest payment due on the Maturity Date, any Redemption Date or any Fundamental Change Repurchase Date, as the case may be, or other applicable Interest Payment Date regardless of whether their Notes have been converted, redeemed and/or repurchased, as applicable, following such Regular Record Date.

                        (i)            The Person in whose name the certificate for any shares of Common Stock delivered upon conversion is registered shall be treated as a stockholder of record as of the close of business on the relevant Conversion Date (if the Company elects to satisfy the related Conversion Obligation by Physical Settlement or in the case of a conversion of SL Notes) or the last Trading Day of the relevant Observation Period (if the Company elects to satisfy the related Conversion Obligation by Combination Settlement other than with respect to SL Notes), as the case may be. Upon a conversion of Notes, such Person shall no longer be a Holder of such Notes surrendered for conversion.

                        (j)            The Company shall not issue any fractional share of Common Stock upon conversion of the Notes and shall instead pay cash in lieu of delivering any fractional share of Common Stock issuable upon conversion based on the Daily VWAP for the relevant Conversion Date (in the case of Physical Settlement or in the case of a conversion of SL Notes) or based on the Daily VWAP for the last Trading Day of the relevant Observation Period (in the case of Combination Settlement other than with respect to SL Notes). For each Note surrendered for conversion, if the Company has elected (or is deemed to have elected) Combination Settlement, the full number of shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the relevant Observation Period and any fractional shares remaining after such computation shall be paid in cash.

Section 13.03. Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes. (a) If the Effective Date of a Make-Whole Fundamental Change occurs prior to the Maturity Date and a Holder elects to convert its Notes in connection with such Make-Whole Fundamental Change, the Company shall, under the circumstances described below, increase the Conversion Rate for the Notes so surrendered for conversion by a number of additional shares of Common Stock (the “Additional Shares”), as described below. A conversion of Notes shall be deemed for these purposes to be “in connection with” such Make-Whole Fundamental Change if the relevant Notice of Conversion is received by the Conversion Agent from, and including, the Effective Date of the Make-Whole Fundamental Change up to, and including, the Business Day immediately prior to the related Fundamental Change Repurchase Date (or, in the case of an Exempted Fundamental Change or a Make-Whole Fundamental Change that would have been a Fundamental Change but for the proviso in clause (b) of the definition thereof, the 35th Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change) (such period, the “Make-Whole Fundamental Change Period”).

                        (b)          Upon surrender of Notes for conversion in connection with a Make-Whole Fundamental Change, the Company shall, at its option, satisfy the related Conversion Obligation by Physical Settlement, Cash Settlement or Combination Settlement in accordance with Section 13.02 based on the Conversion Rate as increased to reflect the Additional Shares pursuant to the table below; provided, however, that if, at the effective time of a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Reference Property following such Make-Whole Fundamental Change is composed entirely of cash, for any conversion of Notes following the Effective Date of such Make-Whole Fundamental Change, the Conversion Obligation shall be calculated based solely on the Stock Price for the transaction and shall be deemed to be an amount of cash per $1,000 principal amount of converted Notes equal to the Conversion Rate (including any adjustment for Additional Shares), multiplied by such Stock Price. In such event, the Conversion Obligation shall be determined and paid to Holders in cash on the second Business Day following the Conversion Date. The Company shall notify the Holders of Notes, the Trustee and the Conversion Agent (if other than the Trustee) of the Effective Date of any Make-Whole Fundamental Change no later than five Business Days after such Effective Date.

                        (c)           The number of Additional Shares, if any, by which the Conversion Rate shall be increased shall be determined by reference to the table below, based on the date on which the Make-Whole Fundamental Change occurs or becomes effective (the “Effective Date”) and the price (the “Stock Price”) paid (or deemed to be paid) per share of the Common Stock in the Make-Whole Fundamental Change. If the holders of the Common Stock receive in exchange for their Common Stock only cash in a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Stock Price shall be the cash amount paid per share. Otherwise, the Stock Price shall be the average of the Last Reported Sale Prices of the Common Stock over the five Trading Day period ending on, and including, the Trading Day immediately preceding the Effective Date of the Make-Whole Fundamental Change. The Company in good faith shall make appropriate adjustments to the Stock Price, in its good faith determination, to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date, Effective Date (as such term is used in Section 13.04) or expiration date of the event occurs, during such five consecutive Trading Day period.

                        (d)           The Stock Prices set forth in the column headings of the table below shall be adjusted as of any date on which the Conversion Rate of the Notes is otherwise adjusted. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares set forth in the table below shall be adjusted in the same manner and at the same time as the Conversion Rate as set forth in Section 13.04.

                        (e)           The following table sets forth the number of Additional Shares of Common Stock by which the Conversion Rate shall be increased per $1,000 principal amount of Notes pursuant to this Section 13.03 for each Stock Price and Effective Date set forth below:

	Stock Price
Effective Date	$125.49	$140.00	$150.00	$160.00	$175.00	$200.00	$224.00	$250.00	$300.00	$400.00	$500.00	$600.00
[•], 2021	1.7187	1.2928	1.0686	0.8871	0.6761	0.4379	0.2944	0.1953	0.0934	0.0241	0.0054	0.0001
July 15, 2022	1.7187	1.2346	1.0009	0.8138	0.5997	0.3652	0.2302	0.1421	0.0594	0.0124	0.0019	0.0000
July 15, 2023	1.7187	1.1696	0.9238	0.7296	0.5115	0.2809	0.1562	0.0823	0.0255	0.0040	0.0002	0.0000
July 15, 2024	1.7187	1.1006	0.8377	0.6353	0.4156	0.1930	0.0708	0.0000	0.0000	0.0000	0.0000	0.0000
July 15, 2025	1.7187	1.0014	0.7031	0.4860	0.2738	0.1014	0.0321	0.0000	0.0000	0.0000	0.0000	0.0000
July 15, 2026	1.7187	0.8929	0.4167	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact Stock Prices and Effective Dates may not be set forth in the table above, in which case:

                                                 (i)            if the Stock Price is between two Stock Prices in the table above or the Effective Date is between two Effective Dates in the table above, the number of Additional Shares by which the Conversion Rate shall be increased shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Prices and the earlier and later Effective Dates, as applicable, based on a 365-day year;

                                                  (ii)          if the Stock Price is greater than $600.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional Shares shall be added to the Conversion Rate; and

                                                (iii)           if the Stock Price is less than $125.49 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional Shares shall be added to the Conversion Rate.

Notwithstanding the foregoing, in no event shall the Conversion Rate per $1,000 principal amount of Notes exceed 7.9687 shares of Common Stock, subject to adjustment in the same manner as the Conversion Rate pursuant to Section 13.04.

                         (f)           Nothing in this Section 13.03 shall prevent an adjustment to the Conversion Rate pursuant to Section 13.04 in respect of a Make-Whole Fundamental Change.

Section 13.04. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if the Holder of the Notes elects to participate (other than in the case of a share split or share combination), at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Notes, in any of the transactions described in this Section 13.04, without having to convert their Notes, as if they held a number of shares of Common Stock equal to the Conversion Rate, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder (the “Conversion Rate Adjustment Exception”).

                        (a)           If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR'	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date, as the case may be;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date, as the case may be; and

OS1	=	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as the case may be.

Any adjustment made under this Section 13.04(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 13.04(a) is declared but not so paid or made, or any share split or combination of the type described in this Section 13.04(a) is announced but the outstanding shares of Common Stock are not split or combined, as the case may be, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, or not to split or combine the outstanding shares of Common Stock, as the case may be, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or such share split or combination had not been announced.

                        (b)           If the Company distributes to all or substantially all holders of the Common Stock any rights, options or warrants entitling them, for a period of not more than 60 calendar days after the announcement date of such distribution, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such distribution, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR'	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;

X	=	the total number of shares of Common Stock distributable pursuant to such rights, options or warrants; and

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of the announcement of the distribution of such rights, options or warrants.

Any increase made under this Section 13.04(b) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such distribution had not occurred.

For purposes of this Section 13.04(b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at less than such average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement for such distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company in good faith.

                        (c)            If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances as to which an adjustment was effected pursuant to Section 13.04(a) or Section 13.04(b), (ii) dividends or distributions paid exclusively in cash as to which an adjustment was effected pursuant to Section 13.04(d), (iii) distributions of Reference Property in a transaction described in Section 13.07, (iv) rights issued pursuant to a stockholder rights plan of the Company (other than pursuant to Section 13.11) and (v) Spin-Offs as to which the provisions set forth below in this Section 13.04(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR'	=	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

SP0	=	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	=	the fair market value (as determined by the Company in good faith) of the Distributed Property with respect to each outstanding share of the Common Stock as of the open of business on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 13.04(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive (without having to convert its Notes), in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of the Common Stock receive the Distributed Property, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution. If the Company in good faith determines the “FMV” (as defined above) of any distribution for purposes of this Section 13.04(c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this Section 13.04(c) where there has been an Ex-Dividend Date for a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary or other business unit of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR'	=	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0	=	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and

MP0	=	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

The increase in the Conversion Rate under the preceding paragraph shall occur on the last Trading Day of the Valuation Period; provided that in respect of any conversion of Notes during the Valuation Period, references in the portion of this Section 13.04(c) related to Spin-Offs with respect to 10 Trading Days shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Ex-Dividend Date of such Spin-Off and the Conversion Date in determining the Conversion Rate. If the Ex-Dividend Date of the Spin-Off is after the 10th Trading Day immediately preceding, and including, the end of any Observation Period in respect of a conversion of Notes, references in this Section 13.04(c) related to Spin-Offs to 10 Trading Days will be deemed to be replaced, solely in respect of that conversion of Notes, with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date for the Spin-Off to, and including, the last Trading Day of such Observation Period. If such Spin-Off does not occur, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such Spin-Off had not occurred, effective as of the date on which the Board of Directors determines not to consummate such Spin-Off.

For purposes of this Section 13.04(c) (and subject in all respect to Section 13.11), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of the Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 13.04(c) (and no adjustment to the Conversion Rate under this Section 13.04(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 13.04(c). If any such rights, options or warrants, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 13.04(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (y) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

For purposes of Section 13.04(a), Section 13.04(b) and this Section 13.04(c), and subject to Section 13.05, if any dividend or distribution to which this Section 13.04(c) is applicable also includes one or both of:

(A)       a dividend or distribution of shares of Common Stock to which Section 13.04(a) is applicable (the “Clause A Distribution”); or

(B)       a dividend or distribution of rights, options or warrants to which Section 13.04(b) is applicable (the “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 13.04(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 13.04(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Section 13.04(a) and Section 13.04(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 13.04(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 13.04(b).

                        (d)            If any cash dividend or distribution is made to all or substantially all holders of the Common Stock the Conversion Rate shall be adjusted based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR'	=	the Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0	=	the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C	=	the amount in cash per share the Company pays or distributes to all or substantially all holders of the Common Stock.

Any increase pursuant to this Section 13.04(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid or made, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive (without having to convert its Notes), for each $1,000 principal amount of Notes, at the same time and upon the same terms as holders of shares of the Common Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Ex-Dividend Date for such cash dividend or distribution.

                        (e)            If the Company or any of its Subsidiaries makes a payment in respect of a tender or exchange offer for the Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

where,

CR0	=	the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR'	=	the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Company in good faith) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0	=	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

OS'	=	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP'	=	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The adjustment to the Conversion Rate under this Section 13.04(e) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that in respect of any conversion of Notes within the 10 Trading Days immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires, references in this Section 13.04(e) with respect to 10 Trading Days shall be deemed replaced with such lesser number of Trading Days as have elapsed between the date that such tender or exchange offer expires and the Conversion Date in determining the Conversion Rate. In addition, if the Trading Day next succeeding the date such tender or exchange offer expires is after the 10th Trading Day immediately preceding, and including, the end of any Observation Period in respect of a conversion of Notes, references in this Section 13.04(e) to 10 Trading Days shall be deemed to be replaced, solely in respect of that conversion of Notes, with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding the date such tender or exchange offer expires to, and including, the last Trading Day of such Observation Period. If the Company is obligated to purchase Common Stock pursuant to any such tender offer or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender offer or exchange offer had not been made or had been made only in respect of the purchases that have been effected.

                        (f)            Notwithstanding this Section 13.04 or any other provision of this Indenture or the Notes, if a Conversion Rate adjustment becomes effective on any Ex-Dividend Date, and a Holder that has converted its Notes on or after such Ex-Dividend Date and on or prior to the related Record Date would be treated as the record holder of the shares of Common Stock as of the related Conversion Date as described under Section 13.02(i) based on an adjusted Conversion Rate for such Ex-Dividend Date, then, notwithstanding the Conversion Rate adjustment provisions in this Section 13.04, the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such converting Holder. Instead, such Holder shall be treated as if such Holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

                        (g)            Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

                        (h)            In addition to those adjustments required by clauses (a), (b), (c), (d) and (e) of this Section 13.04, and to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Company determines that such increase would be in the Company’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of any exchange on which any of the Company’s securities are then listed, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common Stock) or similar event. Whenever the Conversion Rate is increased pursuant to either of the preceding two sentences, the Company shall mail to the Holder of each Note at its last address appearing on the Note Register a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

                        (i)             Notwithstanding anything to the contrary in this Article 13, the Conversion Rate shall not be adjusted:

                                                  (i)            upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

                                                  (ii)            upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of the Company’s Subsidiaries;

                                                (iii)            upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in clause (ii) of this subsection and outstanding as of the date the Notes were first issued;

                                                 (iv)            upon the repurchase of shares of Common Stock pursuant to an open-market share repurchase program or other buy-back transaction that is not a tender offer or exchange offer of the nature described in Section 13.04(e), including through any structured or derivative transaction such as accelerated share repurchase derivative or similar forward derivative;

(v)            solely for a change in the par value of the Common Stock; or

(vi)            for accrued and unpaid interest, if any.

(j)            Notwithstanding anything to the contrary in this Indenture, the Company shall not be required to make an adjustment pursuant to clauses (a), (b), (c), (d) or (e) of this Section 13.04 unless such adjustment would result in a change of at least 1% of the Conversion Rate. However, the Company shall carry forward any adjustments that are less than 1% of the Conversion Rate and make such carried forward adjustments with respect to the Notes (1) when the cumulative net effect of all adjustments not yet made will result in a change of 1% to the Conversion Rate and (2) regardless of whether the adjustment (or such cumulative net effect) is less than 1% of the Conversion Rate (i) (x) on the Conversion Date for any Notes (in the case of Physical Settlement) and (y) on each Trading Day of any Observation Period (in the case of Cash Settlement or Combination Settlement), including the Observation Period under Section 13.02(a)(v) for a SL Note; (ii) annually on the anniversary of the Issue Date of the Notes; and (iii) on the effective date of any Fundamental Change or Make-Whole Fundamental Change. All calculations and other determinations under this Article 13 shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000) of a share.

(k)            Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee (and the Conversion Agent if not the Trustee) an Officer’s Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officer’s Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to each Holder at its last address appearing on the Note Register of this Indenture. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(l)            For purposes of this Section 13.04, the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 13.05. Adjustments of Prices. Whenever any provision of this Indenture requires the Company to calculate the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values or the Daily Settlement Amounts over a span of multiple days (including an Observation Period and, if applicable, the period for determining the Stock Price for purposes of a Make-Whole Fundamental Change or Optional Redemption), the Company in good faith shall make appropriate adjustments to each to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date, Effective Date or expiration date of the event occurs, at any time during the period when the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values or the Daily Settlement Amounts are to be calculated.

Section 13.06. Shares to Be Fully Paid. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for conversion of the Notes from time to time as such Notes are presented for conversion (assuming delivery of the maximum number of Additional Shares pursuant to Section 13.03 and that at the time of computation of such number of shares, all such Notes would be converted by a single Holder and that Physical Settlement is applicable).

Section 13.07. Effect of Recapitalizations, Reclassifications and Changes of the Common Stock.

(a)            In the case of:

(i)            any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination),

(ii)            any consolidation, merger, combination or similar transaction involving the Company,

(iii)            any sale, lease or other transfer to a third party of the consolidated assets of the Company and the Company’s Subsidiaries substantially as an entirety or

(iv)            any statutory share exchange,

in each case, as a result of which holders of the Common Stock would be entitled to receive stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Merger Event”), then, at and after the effective time of such Merger Event, the right to convert each $1,000 principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property”, with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock is entitled to receive) upon such Merger Event and, prior to or at the effective time of such Merger Event, the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture permitted under Section 10.01(j) providing for such change in the right to convert each $1,000 principal amount of Notes; provided, however, that at and after the effective time of the Merger Event (A) the Company shall continue to have the right to determine the form of consideration to be paid or delivered, as the case may be, upon conversion of Notes in accordance with Section 13.02 and (B) (I) any amount payable in cash upon conversion of the Notes in accordance with Section 13.02 shall continue to be payable in cash, (II) any shares of Common Stock that the Company would have been required to deliver upon conversion of the Notes in accordance with Section 13.02 shall instead be deliverable in the amount and type of Reference Property that a holder of that number of shares of Common Stock would have received in such Merger Event and (III) the Daily VWAP shall be calculated based on the value of a unit of Reference Property.

If the Merger Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), then (i) the Reference Property into which the Notes will be convertible shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Stock, and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one share of Common Stock. If the holders of Common Stock receive only cash in such Merger Event, then for all conversions for which the relevant Conversion Date occurs after the effective date of such Merger Event (A) the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased by any Additional Shares pursuant to Section 13.03), multiplied by the price paid per share of Common Stock in such Merger Event and (B) the Company shall satisfy the Conversion Obligation by paying cash to converting Holders on the second Business Day immediately following the relevant Conversion Date. The Company shall notify Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing of such weighted average as soon as practicable after such determination is made.

Such supplemental indenture described in the second immediately preceding paragraph shall provide for the SL Note, and anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article 13. If, in the case of any Merger Event, the Reference Property includes shares of stock, securities or other property or assets (including cash or any combination thereof) of a Person other than the successor or purchasing corporation, as the case may be, in such Merger Event, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Company in good faith shall reasonably consider necessary by reason of the foregoing.

(b)            When the Company executes a supplemental indenture pursuant to subsection (a) of this Section 13.07, the Company shall promptly file with the Trustee an Officer’s Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with. The Company shall cause notice of the execution of such supplemental indenture to be delivered to each Holder, as provided for in this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

(c)            The Company shall not become a party to any Merger Event unless its terms are consistent with this Section 13.07. None of the foregoing provisions shall affect the right of a holder of Notes to convert its Notes into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, as set forth in Section 13.01 and Section 13.02 prior to the effective date of such Merger Event.

(d)            The above provisions of this Section shall similarly apply to successive Merger Events.

(e)            Upon the consummation of any Merger Event, references to “Common Stock” shall be deemed to refer to any Reference Property that constitutes capital stock after giving effect to such Merger Event.

Section 13.08. Certain Covenants. (a) The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

(b)            The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares of Common Stock may be validly issued upon conversion, the Company will, to the extent then permitted by the rules and interpretations of the Commission, secure such registration or approval, as the case may be.

(c)            The Company further covenants that if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system the Company will list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, any Common Stock issuable upon conversion of the Notes.

Section 13.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine the Conversion Rate (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 13.07 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section 13.07 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept (without any independent investigation) as conclusive evidence of the correctness of any such provisions, and shall be protected in conclusively relying upon, the Officer’s Certificate and Opinion of Counsel (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

Section 13.10. Notice to Holders Prior to Certain Actions. In case of any:

(a)            action by the Company or one of its Subsidiaries that would require an adjustment in the Conversion Rate pursuant to Section 13.04 or Section 13.11;

(b)            Merger Event (other than any Merger Event pursuant to which notice is provided pursuant to Section 14.02); or

(c)            voluntary or involuntary dissolution, liquidation or winding-up of the Company or any of its Subsidiaries;

then, in each case (unless notice of such event is otherwise required pursuant to another provision of this Indenture), the Company shall cause to be filed with the Trustee and the Conversion Agent (if other than the Trustee) and to be delivered to each Holder as provided in this Indenture, as promptly as possible but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such action by the Company or one of its Subsidiaries or, if a record is not to be taken, the date as of which the holders of Common Stock of record are to be determined for the purposes of such action by the Company or one of its Subsidiaries, or (ii) the date on which such Merger Event, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action by the Company or one of its Subsidiaries, Merger Event, dissolution, liquidation or winding-up. For the avoidance of doubt, no failure to comply with this Section 13.10 shall be an Event of Default unless the 60-day period provided for in Section 6.01(f) has run and such Event of Default shall not have been cured prior to the expiration of such 60-day period.

Section 13.11. Stockholder Rights Plans. To the extent the Company has a stockholder rights plan in effect upon conversion of the Notes, each share of Common Stock, if any, issued upon such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of Notes, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan so that the Holders would not be entitled to receive any rights in respect of Common Stock, if any, issuable upon conversion of the Notes, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock Distributed Property as provided in Section 13.04(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 13.12. Exchange in Lieu of Conversion. (a) When a Holder surrenders its Notes for conversion, the Company may, at its election, direct the Conversion Agent to surrender, on or prior to the Business Day following the relevant Conversion Date, such Notes to a financial institution designated by the Company (the “Designated Institution”) for exchange in lieu of conversion.  In order to accept any Notes surrendered for conversion for exchange in lieu of conversion, the Designated Institution must agree to timely deliver, in exchange for such Notes, the cash, shares of Common Stock or combination of cash and shares of Common Stock, at the Company’s election, that would otherwise be due upon conversion as described in Section 13.02 above and in respect of which the Company has notified converting Holders. If the Company makes the election described above, the Company shall, by the close of business on the Business Day following the relevant Conversion Date, notify the Holder surrendering Notes for conversion, the Trustee and the Conversion Agent (if other than the Trustee) that it has made such election.  In addition, the Company shall concurrently notify the Designated Institution of the relevant deadline for delivery of the consideration due upon conversion.  Any Notes exchanged by the Designated Institution will remain outstanding.

(b)            If the Designated Institution agrees to accept any Notes for exchange but does not timely deliver the related consideration due upon conversion to the Conversion Agent, or if the Designated Institution does not accept such Notes for exchange, the Company shall, within the time period specified in Section 13.02(c), convert such Notes into cash, shares of Common Stock or combination of cash and shares of Common Stock, at the Company’s election, in accordance with the provisions of Section 13.02.

(c)            For the avoidance of doubt, in no event will the Company’s designation of a Designated Institution pursuant to this Section 13.12 require the Designated Institution to accept any Notes for exchange.

Repurchase of Notes at Option of Holders

Section 14.01. Intentionally Omitted.

Section 14.02. Repurchase at Option of Holders Upon a Fundamental Change. (a) If a Fundamental Change occurs at any time prior to the Maturity Date, each Holder shall have the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes, or any portion thereof that is equal to $1,000 or an integral multiple of $1,000, on the date (the “Fundamental Change Repurchase Date”) specified by the Company that is not less than 20 or more than 35 days following the date of the Fundamental Change Company Notice at a repurchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”), unless the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the Interest Payment Date to which such Regular Record Date relates, in which case the Company shall instead pay the full amount of accrued and unpaid interest to Holders of record as of such Regular Record Date, and the Fundamental Change Repurchase Price shall be equal to 100% of the principal amount of Notes to be repurchased pursuant to this Article 14.

(b)            Repurchases of Notes under this Section 14.02 shall be made, at the option of the Holder thereof, upon:

(i)            delivery to the Paying Agent by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Attachment 2 to the Form of Note attached hereto as Exhibit A, if the Notes are Physical Notes, or in compliance with the Depositary’s procedures for surrendering interests in Global Notes, if the Notes are Global Notes, in each case on or before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date; and

(ii)           delivery of the Notes, if the Notes are Physical Notes, to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the Corporate Trust Office of the Paying Agent, or book-entry transfer of the Notes, if the Notes are Global Notes, in compliance with the procedures of the Depositary, in each case such delivery being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

The Fundamental Change Repurchase Notice in respect of any Notes to be repurchased shall state:

(i)            in the case of Physical Notes, the certificate numbers of the Notes to be delivered for repurchase;

(ii)           the portion of the principal amount of Notes to be repurchased, which must be $1,000 or an integral multiple thereof; and

(iii)          that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and this Indenture;

provided, however, that if the Notes are Global Notes, the Fundamental Change Repurchase Notice must comply with appropriate Depositary procedures.

Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 14.02 shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 14.03, in the case of Physical Notes, or through the applicable procedures of the Depositary, in the case of Global Notes.

The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

(c)            On or before the 20th day after the occurrence of the effective date of a Fundamental Change, the Company shall provide to all Holders of Notes and the Trustee and the Paying Agent (in the case of a Paying Agent other than the Trustee) a notice (the “Fundamental Change Company Notice”) of the occurrence of the effective date of a Fundamental Change and of the repurchase right at the option of the Holders arising as a result thereof. In the case of Physical Notes, such notice shall be by first class mail or, in the case of Global Notes, such notice shall be delivered in accordance with the applicable procedures of the Depositary. Each Fundamental Change Company Notice shall specify:

(i)            the events causing the Fundamental Change;

(ii)           the date of the Fundamental Change;

(iii)          the last date on which a Holder may exercise the repurchase right pursuant to this Article 14;

(iv)          the Fundamental Change Repurchase Price;

(v)           the Fundamental Change Repurchase Date;

(vi)          the name and address of the Paying Agent and the Conversion Agent, if applicable;

(vii)         if applicable, the Conversion Rate and any adjustments to the Conversion Rate;

(viii)        that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be converted only if the Holder withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Indenture; and

(ix)          the procedures that Holders must follow to require the Company to repurchase their Notes.

No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 14.02.

At the Company’s request, the Trustee shall give such notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company and such request is made by the Company at least five (5) Business Days (or such shorter period as may be agreed to by the Trustee) prior to the date such notice is required to be sent to Holders.

(d)            Notwithstanding the foregoing, no Notes may be repurchased by the Company on any date at the option of the Holders upon a Fundamental Change if the principal amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Physical Notes held by it during the acceleration of the Notes (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes), or any instructions for book-entry transfer of the Notes in compliance with the procedures of the Depositary shall be deemed to have been canceled, and, upon such return or cancellation, as the case may be, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

(e)            Notwithstanding anything to the contrary in this Section 14.02, the Company shall not be required to send a Fundamental Change Company Notice, or offer to repurchase or repurchase any Notes, as set forth in this Article 14, in connection with a Fundamental Change occurring pursuant to clause (b)(A) or (B) (or pursuant to clause (a) that also constitutes a Fundamental Change occurring pursuant to clause (b)(A) or (B)) of the definition thereof, if: (i) such Fundamental Change constitutes a Merger Event whose Reference Property consists entirely of cash in U.S. dollars; (ii) immediately after such Fundamental Change, the Notes become convertible (pursuant to Section 13.07 and, if applicable, Section 13.03) into consideration that consists solely of U.S. dollars in an amount per $1,000 principal amount of Notes that equals or exceeds the Fundamental Change Repurchase Price per $1,000 principal amount of Notes (calculated assuming that the same includes the maximum amount of accrued but unpaid interest payable as part of the Fundamental Change Repurchase Price for such Fundamental Change); and (iii) the Company timely sends the notice relating to such Fundamental Change required pursuant to Section 14.02(c). Any Fundamental Change with respect to which, in accordance with the provisions described in this Section 14.02(e), the Company is not required to offer to repurchase any Notes is referred to herein as an “Exempted Fundamental Change”.

(f)            Additionally, the Company shall not be required to repurchase, or make an offer to repurchase Notes upon the occurrence of a Fundamental Change otherwise required under this Section 14.02 if a third party makes an offer to purchase Notes in a manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to such an offer by the Company and such third party purchases all Notes properly tendered and not validly withdrawn under such offer to purchase.

Section 14.03. Withdrawal of Fundamental Change Repurchase Notice. (a) A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) by means of a written notice of withdrawal delivered to the Paying Agent in accordance with this Section 14.03 at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, specifying:

(i)            the aggregate principal amount of the Notes with respect to which such notice of withdrawal is being submitted, which must be $1,000 or an integral multiple thereof,

(ii)           if Physical Notes have been issued, the certificate number of the Note in respect of which such notice of withdrawal is being submitted, and

(iii)          the aggregate principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000;

provided, however, that if the Notes are Global Notes, the notice must comply with appropriate procedures of the Depositary.

Section 14.04. Deposit of Fundamental Change Repurchase Price. (a) The Company will deposit with the Trustee (or other Paying Agent appointed by the Company, or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date an amount of money sufficient to repurchase all of the Notes to be repurchased at the appropriate Fundamental Change Repurchase Price. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for repurchase (and not withdrawn prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 14.02) and (ii) the time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by Section 14.02 by mailing checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Repurchase Price.

(b)            If by 11:00 a.m. New York City time, on the Fundamental Change Repurchase Date, the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to make payment on all the Notes or portions thereof that are to be repurchased on such Fundamental Change Repurchase Date, then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn in accordance with the provisions of this Indenture, (i) such Notes will cease to be outstanding, (ii) interest will cease to accrue on such Notes (whether or not book-entry transfer of the Notes has been made or the Notes have been delivered to the Trustee or Paying Agent) and (iii) all other rights of the Holders of such Notes will terminate (other than (x) the right to receive the Fundamental Change Repurchase Price and (y) if the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the Interest Payment Date to which such Regular Record Date relates, the right of the Holder of record on such Regular Record Date to receive the related interest payment).

(c)            Upon surrender of a Note that is to be repurchased in part pursuant to Section 14.02, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Note in an authorized denomination equal in principal amount to the unrepurchased portion of the Note surrendered.

Section 14.05. Covenant to Comply with Applicable Laws Upon Repurchase of Notes. In connection with any repurchase offer, the Company will, if required:

(a)            comply with the tender offer rules under the Exchange Act;

(b)            file a Schedule TO or any other required schedule under the Exchange Act; and

(c)            otherwise comply with all federal and state securities laws in connection with any offer by the Company to repurchase the Notes;

in each case, so as to permit the rights and obligations under this Article 14 to be exercised in the time and in the manner specified in this Article 14.

Optional Redemption

Section 15.01. Optional Redemption. No sinking fund is provided for the Notes. The Notes shall not be redeemable by the Company prior to July 20, 2024. On or after July 20, 2024, the Company may redeem, at its option (an “Optional Redemption”), for cash all or any portion of the Notes, at the Redemption Price, if the Last Reported Sale Price of the Common Stock has been, (x) in the case of any Note (other than a SL Note), at least 130% of the Conversion Price, or, (y) in the case of a SL Note, at least 140% of the Conversion Price, in each case, then in effect for at least 20 Trading Days (whether or not consecutive) during any 30 consecutive Trading Day period (including the last Trading Day of such period) ending on, and including, the Trading Day immediately preceding the date on which the Company provides the Redemption Notice (a “Redemption Notice Date”) in accordance with Section 15.02.

Section 15.02. Notice of Optional Redemption; Selection of Notes.

(a)            In case the Company exercises its Optional Redemption right to redeem all or, as the case may be, any part of the Notes pursuant to Section 15.01, it shall fix a date for redemption (each, a “Redemption Date”) and it or, at its written request received by the Trustee not less than five Scheduled Trading Days prior to the Redemption Notice Date (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a notice of such Optional Redemption (a “Redemption Notice”) not less than 45 nor more than 60 Scheduled Trading Days prior to the Redemption Date to each Holder of Notes so to be redeemed as a whole or in part; provided, however, that, if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee, the Conversion Agent (if other than the Trustee) and the Paying Agent (if other than the Trustee); and provided, further, that the Company shall not deliver any Redemption Notice to any Holder at any time when there exists any Default or Event of Default. The Redemption Date must be a Business Day. The Company may not specify a Redemption Date that falls on or after the 31st Scheduled Trading Day immediately preceding the Maturity Date.

(b)            The Redemption Notice, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Redemption Notice or any defect in the Redemption Notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

(c)            Each Redemption Notice shall specify:

(i)            the Redemption Date;

(ii)           the Redemption Price;

(iii)          that on the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, and that interest thereon, if any, shall cease to accrue on and after the Redemption Date;

(iv)          the place or places where such Notes are to be surrendered for payment of the Redemption Price;

(v)           that Holders may surrender their Notes for conversion at any time prior to the close of business on the Scheduled Trading Day immediately preceding the Redemption Date (unless the Company fails to pay the Redemption Price, in which case a Holder of Notes subject to such Optional Redemption may convert such Notes until the close of business on the Scheduled Trading Day immediately preceding the date on which the Redemption Price has been paid or duly provided for);

(vi)          the procedures a converting Holder must follow to convert its Notes and the Settlement Method and Specified Dollar Amount, if applicable;

(vii)         the Conversion Rate;

(viii)        the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes; and

(ix)           in case any Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Redemption Date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued, which principal amount must be $1,000 or a multiple thereof.

A Redemption Notice shall be irrevocable.

(d)            If fewer than all of the outstanding Notes are to be redeemed, the Notes to be redeemed will be selected according to the Depositary’s applicable procedures, in the case of Notes represented by a Global Note, or, in the case of Notes represented by Physical Notes, on a pro rata or by lot basis or by another method the Trustee deems to be appropriate and fair. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of the Note submitted for conversion shall be deemed (so far as may be possible) to be the portion selected for redemption. The selection of any Note or portion thereof for redemption, the sending of any Redemption Notice, and the deposit of the Redemption Price with the Trustee or a Paying Agent, shall not in any way limit the conversion privilege of any Holder or the Company’s Conversion Obligation with respect to any Note for which the Conversion Date occurs before the Redemption Date.

Section 15.03. Payment of Notes Called for Redemption. (a) If any Redemption Notice has been given in respect of the Notes in accordance with Section 15.02, the Notes shall become due and payable on the Redemption Date at the place or places stated in the Redemption Notice and at the applicable Redemption Price. On presentation and surrender of the Notes at the place or places stated in the Redemption Notice, the Notes shall be paid and redeemed by the Company at the applicable Redemption Price. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Note.

(b)       Prior to 11:00 a.m. New York City time on the Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 7.05 an amount of cash (in immediately available funds if deposited on the Redemption Date), sufficient to pay the Redemption Price of all of the Notes to be redeemed on such Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the Notes to be redeemed shall be made on the Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price.

Section 15.04 Restrictions on Redemption. The Company may not redeem any Notes on any date if the principal amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes).

Section 15.05 Conversion. None of the foregoing provisions shall affect the right of a holder of Notes to convert its Notes into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, as set forth in Section 13.01 and Section 13.02 prior to the Redemption Date.

Miscellaneous Provisions

Section 16.01. Provisions Binding on Company’s Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 16.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or other entity that shall at the time be the lawful sole successor of the Company.

Section 16.03. Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Splunk Inc., 270 Brannan Street, San Francisco, CA 94107, Attention: Scott Morgan. Any notice, direction, request or demand hereunder to or upon the Trustee (in any capacity hereunder) shall be deemed to have been sufficiently given or made upon receipt by the Trustee.

The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a Holder shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note Register and shall be sufficiently given to it if so mailed within the time prescribed; provided that, notwithstanding anything to the contrary herein, notices given to Holders of Global Notes may be given electronically through the facilities of the Depositary.

Failure to mail or deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or delivered, as the case may be, in the manner provided above, it is duly given, whether or not the addressee receives it.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

The Trustee agrees to accept instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

Section 16.04. Governing Law; Jurisdiction. THIS INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE AND EACH NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Notes and the Trustee, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Notes may be brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and, until amounts due and to become due in respect of the Notes have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues.

The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 16.05. Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate and Opinion of Counsel stating that such action is permitted by the terms of this Indenture.

Each Officer’s Certificate and Opinion of Counsel provided for, by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with this Indenture (other than the Officer’s Certificates provided for in Section 4.08) shall include (a) a statement that the person signing such certificate is familiar with the requested action and this Indenture; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement contained in such certificate is based; (c) a statement that, in the judgment of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed judgment as to whether or not such action is permitted by this Indenture; and (d) a statement as to whether or not, in the judgment of such person, such action is permitted by this Indenture and that all conditions precedent thereto have been complied with.

Section 16.06. Legal Holidays. In any case where any Interest Payment Date, Fundamental Change Repurchase Date, any Redemption Date or Maturity Date is not a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue in respect of the delay.

Section 16.07. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

Section 16.08. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any Paying Agent, any Conversion Agent, any authenticating agent, any Note Registrar and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 16.09. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 16.10. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 10.04 and Section 14.04 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.08.

Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation or other entity is otherwise eligible under this Section 16.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall deliver notice of such appointment to all Holders in accordance with this Indenture.

The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable.

The provisions of Section 7.02, Section 7.03, Section 7.04, Section 8.03 and this Section 16.10 shall be applicable to any authenticating agent.

If an authenticating agent is appointed pursuant to this Section 16.10, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

__________________________,
as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized signatory

Section 16.11. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile , PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the other parties hereto and shall be deemed to be their original signatures for all purposes.

Section 16.12. Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Section 16.13. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 16.14. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 16.15. Calculations. The Company shall be responsible for making all calculations called for under the Notes. These calculations include, but are not limited to, determinations of the Last Reported Sale Prices of the Common Stock, the Daily VWAPs, the Daily Conversion Values, the Daily Settlement Amounts, accrued interest payable on the Notes, any Additional Interest payable and the Conversion Rate of the Notes. The Company shall make all these calculations in good faith and, absent manifest error, the Company’s calculations shall be final and binding on Holders of Notes. The Company shall provide a schedule of its calculations to each of the Trustee and the Conversion Agent, and each of the Trustee and Conversion Agent is entitled to rely conclusively upon the accuracy of the Company’s calculations without independent verification. The Trustee will forward the Company’s calculations to any Holder of Notes upon the written request of that Holder at the sole cost and expense of the Company.

Section 16.16. U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee (in all of its capacities), like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

Section 16.17 Electronic Signatures. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to the Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English). The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

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IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

SPLUNK INC.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

EXHIBIT A

[FORM OF FACE OF NOTE]

[INCLUDE FOLLOWING LEGEND IF A GLOBAL NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY]

[THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2) AGREES FOR THE BENEFIT OF SPLUNK INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

[THIS SECURITY IS A SL NOTE WITHIN THE MEANING OF THE INDENTURE]

Splunk Inc.

0.75% Convertible Senior Note due 2026

No. RA-[_]	Initially $[●]

CUSIP No. [__________]
ISIN No. [_____________]

Splunk Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Company,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum as set forth in the “Schedule of Exchanges of Notes” attached hereto, which amount, taken together with the principal amounts of all other outstanding Notes, shall not, unless permitted by the Indenture, exceed $1,000,000,000 in aggregate at any time, in accordance with the rules and procedures of the Depositary, on July 15, 2026 and interest thereon as set forth below.

This Note shall bear interest at the rate of 0.75% per year from [●], 2021, or from the most recent date to which interest has been paid or provided for to, but excluding, the next scheduled Interest Payment Date until July 15, 2026. Accrued interest on this Note shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of actual days elapsed over a 30-day month. Interest is payable semi-annually in arrears on each January 15 and July 15, commencing on January 15, 2022, to Holders of record at the close of business on the preceding January 1 and July 1 (whether or not such day is a Business Day), respectively. Additional Interest will be payable as set forth in Section 6.03 of the within-mentioned Indenture, and any reference to interest on, or in respect of, any Note therein shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to Section 6.03, and any express mention of the payment of Additional Interest in any provision therein shall not be construed as excluding Additional Interest in those provisions thereof where such express mention is not made.

Any Defaulted Amounts shall accrue interest per annum at the rate borne by the Notes, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts shall have been paid by the Company, at its election, in accordance with Section 2.03(c) of the Indenture.

The Company shall pay the principal of and interest on this Note, if and so long as such Note is a Global Note, in immediately available funds in lawful money of the United States at the time to the Depositary or its nominee, as the case may be, as the registered Holder of such Note. As provided in and subject to the provisions of the Indenture, the Company shall pay the principal of any Notes (other than Notes that are Global Notes) at the office or agency designated by the Company for that purpose. The Company has initially designated the Trustee as its Paying Agent and Note Registrar in respect of the Notes and its Corporate Trust Office, as a place where Notes may be presented for payment or for registration of transfer and exchange.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, on the terms and subject to the limitations set forth in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York.

In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control and govern.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

SPLUNK INC.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION
as Trustee, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

Splunk Inc.
0.75% Convertible Senior Note due 2026

This Note is one of a duly authorized issue of Notes of the Company, designated as its 0.75% Convertible Senior Notes due 2026 (the “Notes”), initially limited to the aggregate principal amount of $1,000,000,000 all issued or to be issued under and pursuant to an Indenture dated as of [●], 2021 (as amended or supplemented from time to time in accordance with its terms, the “Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture.

In case certain Events of Default shall have occurred and be continuing, the principal of, and interest on, all Notes may be declared, by either the Trustee or Holders of at least 25% in aggregate principal amount of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture.

Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date, the Redemption Price on the Redemption Date and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay or deliver, as the case may be, the principal (including the Fundamental Change Repurchase Price and the Redemption Price, if applicable) of, accrued and unpaid interest on, and the consideration due upon conversion of, this Note at the place, at the respective times, at the rate and in the lawful money herein prescribed.

The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without payment of any service charge but, if required by the Company or Trustee, with payment of a sum sufficient to cover any transfer or similar tax that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange.

The Notes are not subject to redemption prior to July 20, 2024. The Notes shall be redeemable at the Company’s option on or after July 20, 2024 in accordance with the terms and subject to the conditions specified in the Indenture. No sinking fund is provided for the Notes.

Upon the occurrence of a Fundamental Change (other than an Exempted Fundamental Change) prior to the Maturity Date, the Holder has the right, at such Holder’s option exercised in the manner specified in the Indenture, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price.

Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, prior to the close of business on the Scheduled Trading Day immediately preceding the Maturity Date, to convert any Notes or portion thereof that is $1,000 or an integral multiple thereof, into, at the Company’s election, cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, as set forth in the Indenture at the Conversion Rate specified in the Indenture and as adjusted from time to time as provided in the Indenture.

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ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM = as tenants in common

UNIF GIFT MIN ACT = Uniform Gifts to Minors Act

CUST = Custodian

TEN ENT = as tenants by the entireties

JT TEN = joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

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SCHEDULE A

SCHEDULE OF EXCHANGES OF NOTES

Splunk Inc.
0.75% Convertible Senior Notes due 2026

The initial principal amount of this Global Note is [_____________________] DOLLARS ($[_______]). The following increases or decreases in this Global Note have been made:

Date of exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

R-3

ATTACHMENT 1

[FORM OF NOTICE OF CONVERSION]

To: Splunk Inc.

To: U.S. Bank National Association

[Trustee Address]

Attention: Splunk Inc. Administrator

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount or an integral multiple thereof) below designated, into, at the Company’s election, cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 13.02(d) and Section 13.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder.

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Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal amount to be converted (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number

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ATTACHMENT 2

[FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE]

To: Splunk Inc.

To: U.S. Bank National Association

[Trustee Address]

Attention: Splunk Inc. Administrator

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Splunk Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 14.02 of the Indenture referred to in this Note (1) the entire principal amount of this Note, or the portion thereof (that is $1,000 principal amount or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated:

Signature(s)

Social Security or Other Taxpayer Identification Number

Principal amount to be repurchased (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

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ATTACHMENT 3

[FORM OF ASSIGNMENT AND TRANSFER]

To: U.S. Bank National Association

as Trustee and Registrar

[Trustee Address]

Attention: Splunk Inc. Administrator

For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Note on the books of Splunk Inc. (the “Company”), with full power of substitution in the premises.

In connection with any transfer of the within Note occurring prior to the Resale Restriction Termination Date, as defined in the Indenture governing such Note, the undersigned confirms that such Note is being transferred:

☐       To the Company or a subsidiary thereof; or

☐       Pursuant to a registration statement that has become or been declared effective under the Securities Act of 1933, as amended; or

☐       Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

☐       Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended, or any other available exemption from the registration requirements of the Securities Act of 1933, as amended.

☐       If such Note is a SL Note, pursuant to and in accordance with Section 6.07 of the Investment Agreement to (i) a Purchaser’s Affiliate that executes and delivers to the Company a Joinder becoming a Purchaser party to the Investment Agreement and the Confidentiality Agreement and a duly completed and executed IRS Form W-9 (or a substantially equivalent form) or (ii) the Company or any of its Subsidiaries. Capitalized terms used in clauses (i) and (ii) of this paragraph but not defined in the Indenture shall have the meanings ascribed to such terms in the Investment Agreement.

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Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Notes are to be delivered, other than to and in the name of the registered holder.

NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

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EXHIBIT C

FORM OF JOINDER

EXHIBIT C

FORM OF JOINDER

The undersigned is executing and delivering this Joinder pursuant to that certain Investment Agreement dated as of June 22, 2021 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Investment Agreement”) by and between [Splunk Inc.] and [original Purchaser] and any other Persons who become a party thereto in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder shall have the respective meanings ascribed to such terms in the Investment Agreement.

[By executing and delivering this Joinder to the Investment Agreement, the undersigned hereby adopts and approves the Investment Agreement and agrees, effective commencing on the date hereof, to become a party to, and to be bound by and comply with the provisions of, the Investment Agreement applicable to the Purchaser in the same manner as if the undersigned were the original Purchaser signatory to the Investment Agreement.]1 [By executing and delivering this Joinder to the Investment Agreement, the undersigned hereby accepts as an assignment of the Purchaser’s right to acquire the Notes at the Closing pursuant to Sections 2.01 and 2.02 of the Investment Agreement.]2

The undersigned acknowledges and agrees that Sections 6.02, 6.03, 6.07, 6.08 and 6.12 of the Investment Agreement are incorporated herein by reference, mutatis mutandis.

[Remainder of page intentionally left blank]

1 [Insert for an Affiliate of the Purchaser who is a transferee of Notes or Company Common Stock after Closing.]

2 [Insert for a Subsidiary of the Purchaser who will receive an assignment of the right to purchase Notes at Closing but no other rights or obligations for financing reasons.]

Accordingly, the undersigned has executed and delivered this Joinder as of the __ day of ____________, _____.

[ ]

By:
Name:
Title:

Address:

Telephone:
Facsimile:
Email:

EXHIBIT D

FORM OF ISSUER AGREEMENT

EXHIBIT D

FORM OF ISSUER AGREEMENT

[DATE]

[LENDER]

[         ]

[         ]

Re:          Loan Agreement to be entered into by [PURCHASER]

Ladies and Gentlemen:

This letter agreement is being entered into at the request of [PURCHASER], a [ ] (the “Borrower”), in connection with that certain Margin Loan and Security Agreement dated as of [ ] (as amended and supplemented from time to time, the “Margin Loan Agreement”), between the Borrower and [LENDER], as lender (including any agent acting therefor, the “Lender”). For purposes of this letter agreement, “Business Day” shall mean any day on which commercial banks are open in each of New York City, the “Closing Date” shall mean [DATE], “DTC” shall mean The Depository Trust Company, the “Exercise of Remedies” shall mean the exercise of remedies by the Lender or other assignments, transfers or transactions with respect to the Pledged Convertible Notes or Pledged Common Stock (each as defined below) made in connection with an Event of Default or Market Value Cure Failure (each as defined in the Margin Loan Agreement) contemplated by the Margin Loan Agreement, and the “Transactions” shall mean the entry of the Borrower and the Lender into the Margin Loan Agreement and the transactions contemplated thereby, including the Exercise of Remedies.

Pursuant to the Margin Loan Agreement, the Lender is acquiring a first priority security interest in, inter alia, (x) [0.75]% Convertible Senior Notes due 202[6] (the “Convertible Notes” and, upon crediting of such Convertible Notes to the Collateral Account, the “Pledged Convertible Notes”) of [Splunk Inc.] (the “Issuer”) issued pursuant to an indenture (the “Indenture”) between the Issuer and U.S. Bank National Association, as trustee (the “Trustee”) and (y) certain shares of common stock of the Issuer that may be received upon conversion or repurchase of the Convertible Notes from time to time (the “Common Stock” and, upon crediting of such shares of Common Stock to the Collateral Account, the “Pledged Common Stock”) to secure the Borrower’s obligations under the Margin Loan Agreement. The Pledged Convertible Notes and any Pledged Common Stock will be credited or delivered to, and held in, one or more accounts of Borrower at a third-party custodian (the “Custodian”) in each case subject to the security interest granted under the Margin Loan Agreement (each, a “Collateral Account”, and collectively, the “Collateral Accounts”).

In connection with the foregoing:

1. The Issuer confirms that based on the information provided to the Issuer prior to its execution of this letter agreement, it has no objection to the Transactions and none of the Transactions is subject to any insider trading or other policy or rule of the Issuer.

2. The Issuer confirms that the loan contemplated by the Margin Loan Agreement is a Permitted Loan as defined in the Investment Agreement (as defined in the Indenture, the “Investment Agreement”), and further agrees and acknowledges that the Borrower shall have the right to pledge or sell the Pledged Convertible Notes or Pledged Common Stock to the extent permitted in connection with Permitted Loans as described in the Investment Agreement.

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3. The Issuer acknowledges that the Borrower can assign by way of security to the Lender its rights under Article V of the Investment Agreement under the Margin Loan Agreement, to the extent permitted by Section 6.07(iv)(z) of the Investment Agreement, and confirms that it has no objection to the assignment of such rights under Article V of the Investment Agreement to the Lender or any transfers by the Lender of Pledged Convertible Notes or Pledged Common Stock under such Article V related thereto.

4. Except as required by applicable law and stock exchange rules, as determined in good faith by the Issuer, the Issuer will not take any actions intended to hinder or delay any Exercise of Remedies by the Lender pursuant to the Margin Loan Agreement. Without limiting the generality of paragraphs 5 through 10 below, the Issuer agrees, upon Lender’s request after the occurrence of an Event of Default or a Market Value Cure Failure under the Margin Loan Agreement, to cooperate in good faith (and in accordance with, and subject in all cases to, the terms of the Indenture and in accordance with applicable law and stock exchange rules) with the Lender, the Trustee and/or the transfer agent relating to the Common Stock in any transfer of Pledged Convertible Notes or Pledged Common Stock made pursuant to any exercise by the Lender of its remedies under the Margin Loan Agreement, including with respect to the removal of any restrictive legends.

5. In connection with any Exercise of Remedies, the Issuer shall take such actions as are within its control and reasonably requested by the Lender to cause the transfer and settlement of Pledged Convertible Notes (in accordance with, and subject in all cases to, the terms of the Indenture, applicable law and stock exchange rules) within three Business Days of notice by the Lender. Upon consummation of such transfer and settlement to the purchaser(s) designated by the Lender, such Pledged Convertibles Note shall be (a) in book-entry DTC form if such Pledged Convertible Notes are (i) sold under a registration statement, (ii) sold under Rule 144 (“Rule 144”) under the Securities Act of 1933, as amended (the “Securities Act”) or (iii) then in book-entry DTC form, or (b) otherwise, in the form of Physical Notes (as defined in the Indenture).

6. In connection with any Exercise of Remedies, the Issuer shall take such actions as are within its control and reasonably requested by the Lender to cause the transfer and settlement of any shares of Common Stock received upon conversion of the Pledged Convertible Notes (in accordance with, and subject in all cases to, the terms of the Indenture, applicable law and stock exchange rules) within three Business Days of notice by the Lender. Upon consummation of such transfer and settlement to the purchaser(s) designated by the Lender, such shares of Common Stock shall be (a) in book-entry DTC form, without any restricted legends and bearing an unrestricted CUSIP, if such shares are (i) sold under a registration statement, (ii) sold under Rule 144 or (iii) not otherwise restricted securities upon conversion, or (b) otherwise, in certificated form bearing the restrictive legend set forth in Section 2.05(d) of the Indenture.

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7. To the extent not already in book-entry DTC form, the Issuer will cause the Pledged Convertible Notes and/or Pledged Common Stock to be put into book-entry DTC form, without any restricted legends and bearing an unrestricted CUSIP, promptly after the earlier of the Resale Restriction Termination Date (as defined in the Indenture) and the effectiveness of a registration statement under the Securities Act covering resale of the Pledged Convertible Notes and/or Pledged Common Stock.

8. In connection with any Exercise of Remedies whereby all or any portion of the Pledged Convertible Notes or Pledged Common Stock is or may be sold in a private resale transaction exempt from registration under the Securities Act prior to the first anniversary of the date of issuance of the relevant Pledged Convertible Notes, the Issuer shall provide, within three business days following a request by the Lender, a reasonable opportunity for a customary business, legal and documentary diligence investigation to potential purchasers of such Pledged Convertible Notes and/or shares of Pledged Common Stock, as identified by the Lender in such notice, subject to customary non-disclosure agreements to be executed by any such purchaser; provided, that such diligence investigation is not unreasonably disruptive to the business of the Company and its subsidiaries.

9. The Issuer agrees with respect to any purchaser of Pledged Convertible Notes or Pledged Common Stock in a foreclosure sale (including the Lender or its affiliates) that is not, and has not been for the immediately preceding three months, an “affiliate” (as defined in Rule 144 under the Securities Act of the Issuer, that, if such notes or shares are then eligible for resale under Rule 144 (and such purchaser has satisfied the holding period set forth in Rule 144(d)) and the Issuer meets the condition set forth in Rule 144(c)(1), it shall, upon request of such purchaser, remove any restrictive legend relating to Securities Act restrictions from such notes or shares and, if applicable, cause any such notes to be exchanged for beneficial interests in global notes held by DTC or its nominee.

10. The Lender covenants and agrees with the Issuer that, to the extent the Pledged Convertible Notes consist of SL Notes (as defined in the Indenture), then in connection with any exercise of remedies by the Lender pursuant to the Margin Loan Agreement whereby the Lender forecloses on, sells, or transfers the Pledged Convertible Notes to itself, any affiliate or a third party, it shall, in connection with any such foreclosure, sale or transfer, exchange such Sponsor Notes in accordance with the Indenture for (i) if the Sponsor Notes consists of beneficial interests in the SL Global Notes, beneficial interests in another Global Note (as defined in the Indenture) or (ii) if the SL Note is a Physical Note, for another Physical Note, such that, in either case, the transferee thereto does not own on hold any beneficial interest in any SL Note. Without limiting the generality of the foregoing, the Lender agrees and acknowledges that neither it nor any transferee that is not an Affiliate of Borrower shall be allowed to hold a beneficial interest in the SL Notes or exercise any conversion rights in respect thereof.

11. The Lender agrees and acknowledges that, prior to the occurrence of an Event of Default or a Market Value Cure Failure, the Lender shall not have the right to rehypothecate, use, borrow, lend, pledge or sell the Pledged Convertible Notes or Pledged Common Stock.

12. Any assignee of Lender’s rights and obligations under the Margin Loan Agreement shall enter into a joinder to this Issuer Agreement in form and substance reasonably satisfactory to the Issuer, or shall deliver to the Issuer a counterpart, executed by the assignee, of a substantially identical agreement and the Issuer shall with promptly accept such assignment.

[Remainder of page intentionally left blank.]

Accepted and agreed,

[Splunk Inc.], as Issuer

By:
Name:
Title:

[LENDER], as Lender

By:
Name:
Title:

ANNEX A

PLAN OF DISTRIBUTION

ANNEX A

PLAN OF DISTRIBUTION

The selling securityholders, including their pledgees, donees, transferees, distributees, beneficiaries or other successors in interest, may from time to time offer some or all of the notes or shares of common stock (collectively, “Securities”) covered by this prospectus. To the extent required, this prospectus may be amended and supplemented from time to time to describe a specific plan of distribution.

The selling securityholders will not pay any of the costs, expenses and fees in connection with the registration and sale of the Securities covered by this prospectus, but they will pay any and all underwriting discounts, selling commissions and stock transfer taxes, if any, attributable to sales of the Securities. We will not receive any proceeds from the sale of the Securities covered hereby.

The selling securityholders may sell the Securities covered by this prospectus from time to time, and may also decide not to sell all or any of the Securities that they are allowed to sell under this prospectus. The selling securityholders will act independently of us in making decisions regarding the timing, manner and size of each sale. These dispositions may be at fixed prices, at market prices prevailing at the time of sale, at prices related to such prevailing market prices, at varying prices determined at the time of sale, or at privately negotiated prices. Sales may be made by the selling securityholders in one or more types of transactions, which may include:

•	purchases by underwriters, dealers and agents who may receive compensation in the form of underwriting discounts, concessions or commissions from the selling securityholders and/or the purchasers of the Securities for whom they may act as agent;

•	one or more block transactions, including transactions in which the broker or dealer so engaged will attempt to sell the Securities as agent but may position and resell a portion of the block as principal to facilitate the transaction, or in crosses, in which the same broker acts as an agent on both sides of the trade;

•	ordinary brokerage transactions or transactions in which a broker solicits purchases;

•	purchases by a broker-dealer or market maker, as principal, and resale by the broker-dealer for its account;

•	the pledge of Securities for any loan or obligation, including pledges to brokers or dealers who may from time to time effect distributions of Securities;

•	short sales or transactions to cover short sales relating to the Securities;

•	one or more exchanges or over the counter market transactions;

•	through distribution by a selling securityholder or its successor in interest to its members, general or limited partners or shareholders (or their respective members, general or limited partners or shareholders);

•	privately negotiated transactions;

•	the writing of options, whether the options are listed on an options exchange or otherwise;

•	distributions to creditors and equity holders of the selling securityholders; and

•	any combination of the foregoing, or any other available means allowable under applicable law.

A selling securityholder may also resell all or a portion of its Securities in open market transactions in reliance upon Rule 144 under the Securities Act provided it meets the criteria and conforms to the requirements of Rule 144 and all applicable laws and regulations.

The selling securityholders may enter into sale, forward sale and derivative transactions with third parties, or may sell securities not covered by this prospectus to third parties in privately negotiated transactions. In connection with those sale, forward sale or derivative transactions, the third parties may sell securities covered by this prospectus, including in short sale transactions and by issuing securities that are not covered by this prospectus but are exchangeable for or represent beneficial interests in the common stock. The third parties also may use shares received under those sale, forward sale or derivative arrangements or shares pledged by the selling securityholder or borrowed from the selling securityholders or others to settle such third-party sales or to close out any related open borrowings of common stock. The third parties may deliver this prospectus in connection with any such transactions. Any third party in such sale transactions will be an underwriter and will be identified in a supplement or a post-effective amendment to the registration statement of which this prospectus is a part as may be required.

In addition, the selling securityholders may engage in hedging transactions with broker-dealers in connection with distributions of Securities or otherwise. In those transactions, broker-dealers may engage in short sales of securities in the course of hedging the positions they assume with selling securityholders. The selling securityholders may also sell securities short and redeliver securities to close out such short positions. The selling securityholders may also enter into option or other transactions with broker-dealers which require the delivery of securities to the broker-dealer. The broker-dealer may then resell or otherwise transfer such securities pursuant to this prospectus. The selling securityholders also may loan or pledge shares, and the borrower or pledgee may sell or otherwise transfer the Securities so loaned or pledged pursuant to this prospectus. Such borrower or pledgee also may transfer those Securities to investors in our securities or the selling securityholders’ securities or in connection with the offering of other securities not covered by this prospectus.

To the extent necessary, the specific terms of the offering of Securities, including the specific Securities to be sold, the names of the selling securityholders, the respective purchase prices and public offering prices, the names of any underwriter, broker-dealer or agent, if any, and any applicable compensation in the form of discounts, concessions or commissions paid to underwriters or agents or paid or allowed to dealers will be set forth in a supplement to this prospectus or a post-effective amendment to this registration statement of which this prospectus forms a part. The selling securityholders may, or may authorize underwriters, dealers and agents to, solicit offers from specified institutions to purchase Securities from the selling securityholders at the public offering price listed in the applicable prospectus supplement. These sales may be made under “delayed delivery contracts” or other purchase contracts that provide for payment and delivery on a specified future date. Any contracts like this will be described in and be subject to the conditions set forth in a supplement to this prospectus or a post-effective amendment to this registration statement of which this prospectus forms a part.

Broker-dealers or agents may receive compensation in the form of commissions, discounts or concessions from the selling securityholders. Broker-dealers or agents may also receive compensation from the purchasers of Securities for whom they act as agents or to whom they sell as principals, or both. Compensation as to a particular broker-dealer might be in excess of customary commissions and will be in amounts to be negotiated in connection with transactions involving securities. In effecting sales, broker-dealers engaged by the selling securityholders may arrange for other broker-dealers to participate in the resales.

In connection with sales of Securities covered hereby, the selling securityholders and any underwriter, broker-dealer or agent and any other participating broker-dealer that executes sales for the selling securityholders may be deemed to be an “underwriter” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, any profits realized by the selling securityholders and any compensation earned by such underwriter, broker-dealer or agent may be deemed to be underwriting discounts and commissions. Selling securityholders who are “underwriters” under the Securities Act must deliver this prospectus in the manner required by the Securities Act. This prospectus delivery requirement may be satisfied through the facilities of the Nasdaq Global Select Market in accordance with Rule 153 under the Securities Act or satisfied in accordance with Rule 174 under the Securities Act.

We and the selling securityholders have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. In addition, we or the selling securityholders may agree to indemnify any underwriters, broker-dealers and agents against or contribute to any payments the underwriters, broker-dealers or agents may be required to make with respect to, civil liabilities, including liabilities under the Securities Act. Underwriters, broker-dealers and agents and their affiliates are permitted to be customers of, engage in transactions with, or perform services for us and our affiliates or the selling securityholders or their affiliates in the ordinary course of business.

The selling securityholders will be subject to applicable provisions of Regulation M of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which provisions may limit the timing of purchases and sales of any of the Securities by the selling securityholders. Regulation M may also restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Securities.

These restrictions may affect the marketability of such Securities.

In order to comply with applicable securities laws of some states or countries, the Securities may only be sold in those jurisdictions through registered or licensed brokers or dealers and in compliance with applicable laws and regulations. In addition, in certain states or countries the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or country or an exemption from the registration or qualification requirements is available. In addition, any Securities of a selling securityholder covered by this prospectus that qualify for sale pursuant to Rule 144 under the Securities Act may be sold in open market transactions under Rule 144 rather than pursuant to this prospectus.

In connection with an offering of Securities under this prospectus, the underwriters may purchase and sell securities in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of securities than they are required to purchase in an offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the securities while an offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the underwriters have repurchased securities sold by or for the account of that underwriter in stabilizing or short-covering transactions.

These activities by the underwriters may stabilize, maintain or otherwise affect the market price of the Securities offered under this prospectus. As a result, the price of the Securities may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. These transactions may be effected on the Nasdaq Global Select Market or another securities exchange or automated quotation system, or in the over-the-counter market or otherwise.